File No. 333-120829       CIK #1246730

                       Securities and Exchange Commission
                           Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 6 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                  Van Kampen Unit Trusts, Municipal Series 547
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                                11 Greenway Plaza
                            Houston, Texas 77046-1173
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                 PAUL, HASTINGS, JANOFSKY & WALKER LLP
  Attention: John M. Zerr, Esq.         Attention: Michael R. Rosella, Esq.
  11 Greenway Plaza                     75 East 55th Street
  Houston, Texas 77046-1173             New York, New York 10022

               (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on May 26, 2011, pursuant to paragraph (b) of Rule 485.

                            Van Kampen Unit Trusts,
                              Municipal Series 547


IM-IT/498                                                      Florida IM-IT/161

--------------------------------------------------------------------------------
                              PROSPECTUS PART ONE

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by
   Part II. Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Van Kampen Unit Trusts, Municipal Series (the "Fund") consists of the underlying separate unit investment trust or trusts described above (the "Trust" or "Trusts"). Each Trust consists of a portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Insured Trust holds insured bonds or bonds that are insured under a portfolio insurance policy issued by a rated insurance company.

                             PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                    ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Date of this Prospectus is May 26, 2011




INVESCO

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 547
                   Summary of Essential Financial Information

                              As of March 23, 2011
                         Sponsor: Van Kampen Funds Inc.
           Evaluator: Standard & Poor's Securities Evaluations, Inc.
                  Supervisor: Van Kampen Asset Management (4)
                      Trustee: The Bank of New York Mellon

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                                   Florida
                                                                                                    IM-IT           IM-IT
General Information                                                                                 Trust           Trust
                                                                                                --------------  --------------
Principal Amount (Par Value) of Securities ...................................................  $    9,860,000  $    1,930,000
Number of Units ..............................................................................          11,003           2,252
Fractional Undivided Interest in Trust per Unit ..............................................        1/11,003         1/2,252
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio .........................................  $ 9,086,299.00  $ 1,795,052.30
      Aggregate Bid Price of Securities per Unit .............................................  $       825.80  $       797.09
      Sales charge 5.708% (5.40% of Public Offering Price excluding principal cash) for the IM-IT Trust and 5.596% (5.30% of Public Offering Price excluding principal
      cash) for the Florida IM-IT Trust ......................................................  $        47.08  $        44.42
      Principal Cash per Unit ................................................................  $        (1.03) $        (3.36)
      Public Offering Price per Unit (1) .....................................................  $       871.85  $       838.15
Redemption Price per Unit ....................................................................  $       824.77  $       793.73
Excess of Public Offering Price per Unit over Redemption Price per Unit ......................  $        47.08  $        44.42
Minimum Value of the Trust under which Trust Agreement may be terminated .....................  $ 2,211,000.00  $   531,000.00
Annual Premium on Portfolio Insurance ........................................................  $           --  $           --
Evaluator's Annual Evaluation Fee (3) ........................................................  $        3,866  $          830
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit ..............................................  $        41.80  $        40.77
      Less: Estimated Annual Expense excluding Insurance .....................................  $         1.88  $         2.76
      Less: Annual Premium on Portfolio Insurance ............................................  $           --  $           --
      Estimated Net Annual Interest Income per Unit ..........................................  $        39.92  $        38.01
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income ...................................................  $        39.92  $        38.01
      Divided by 12 ..........................................................................  $         3.33  $         3.17
Estimated Daily Rate of Net Interest Accrual per Unit ........................................  $       .11088  $       .10560
Estimated Current Return Based on Public Offering Price (2) ..................................            4.57%           4.52%
Estimated Long-Term Return (2) ...............................................................            4.70%           4.60%

--------------------------------------------------------------------------------
(1) Plus accrued interest to the date of settlement (three business days after purchase) of $1.99 and $1.91 for the IM-IT and Florida IM-IT Trusts, respectively.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

(4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution .............  $1.00 per Unit
Date of Deposit ............................  February 10, 2005
Supervisor's Annual Supervisory Fee ........  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee .........  Maximum of $.15 per Unit

   Record and Computation Dates ............... TENTH day of the month as follows: monthly - each month; semi-annual - June and December for the IM-IT Trust and January and July for the Florida IM-IT Trust.

   Distribution Dates ......................... TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - June and December for the IM-IT Trust and January and July for the Florida IM-IT Trust.

   Trustee's Annual Fee ....................... $.91 and $.51 per $1,000
principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Unitholders of Van Kampen Unit Trusts, Municipal Series 547:

   We have audited the accompanying statements of condition (including the analyses of net assets and the related portfolio schedules) of Insured Municipals Income Trust, Series 498 and Florida Insured Municipals Income Trust, Series 161 (the "Trusts," included in Van Kampen Unit Trusts, Municipal Series 547) as of January 31, 2011, and the related statements of operations and changes in net assets for each of the three years in the period ended January 31, 2011, and the financial highlights for each of the five years in the period ended January 31, 2011. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at January 31, 2011 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust, Series 498 and Florida Insured Municipals Income Trust, Series 161 (included in Van Kampen Unit Trusts, Municipal Series
547) as of January 31, 2011, and the results of its operations and changes in net assets for each of the three years in the period ended January 31, 2011, and the financial highlights for each of the five years in the period ended January 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ GRANT THORNTON LLP

New York, New York
May 26, 2011

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 547
                            Statements of Condition
                                January 31, 2011

                                                                                                               Florida
                                                                                                IM-IT           IM-IT
                                                                                                Trust           Trust
                                                                                            --------------  --------------
Trust property
   Cash ..................................................................................  $           --  $           --
   Tax-exempt securities at fair value (cost $10,295,680 and $2,099,090, respectively)
      (notes 1 and 2) ....................................................................       9,039,569       1,821,605
   Accrued interest ......................................................................         127,526          31,375
   Receivable for securities sold ........................................................          32,684              --
                                                                                            --------------  --------------
                                                                                            $    9,199,779  $    1,852,980
                                                                                            ==============  ==============
Liabilities and interest to Unitholders
   Cash overdraft ........................................................................  $      191,206  $       34,742
   Redemptions payable ...................................................................              --              --
   Interest to Unitholders ...............................................................       9,008,573       1,818,238
                                                                                            --------------  --------------
                                                                                            $    9,199,779  $    1,852,980
                                                                                            ==============  ==============

                             Analyses of Net Assets

Interest of Unitholders (11,168 and 2,351 Units, respectively of fractional undivided interest outstanding)
   Cost to original investors of 11,963 and 2,915 Units, respectively (note 1) ...........  $   11,902,348  $    2,899,784
      Less initial underwriting commission (note 3) ......................................         583,211         142,075
                                                                                            --------------  --------------
                                                                                                11,319,137       2,757,709
      Less redemption of Units (795 and 564 Units, respectively) .........................         683,682         500,359
                                                                                            --------------  --------------
                                                                                                10,635,455       2,257,350
   Undistributed net investment income
      Net investment income ..............................................................       2,906,864         647,939
      Less distributions to Unitholders ..................................................       2,872,932         640,750
                                                                                            --------------  --------------
                                                                                                    33,932           7,189
   Realized gain (loss) on Bond sale or redemption .......................................         (45,232)        (35,001)
   Unrealized appreciation (depreciation) of Bonds (note 2) ..............................      (1,256,111)       (277,485)
   Distributions to Unitholders of Bond sale or redemption proceeds ......................        (359,471)       (133,815)
                                                                                            --------------  --------------
          Net asset value to Unitholders .................................................  $    9,008,573  $    1,818,238
                                                                                            ==============  ==============
Net asset value per Unit (Units outstanding of 11,168 and 2,351, respectively) ...........  $       806.64  $       773.39
                                                                                            ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                  INSURED MUNICIPALS INCOME TRUST, SERIES 498
                            Statements of Operations
                            Years ended January 31,

                                                                                   2009          2010          2011
                                                                               ------------  ------------  ------------
Investment income
   Interest income ..........................................................  $    509,286  $    504,203  $    494,882
   Expenses
      Trustee fees and expenses .............................................        15,858        15,062        12,419
      Evaluator fees ........................................................         3,918         3,905         3,866
      Supervisory fees ......................................................         1,703         3,436         5,233
                                                                               ------------  ------------  ------------
          Total expenses ....................................................        21,479        22,403        21,518
                                                                               ------------  ------------  ------------
      Net investment income .................................................       487,807       481,800       473,364
Realized gain (loss) from Bond sale or redemption
   Proceeds .................................................................        80,065       115,396       648,633
   Cost .....................................................................        82,645       122,531       679,426
                                                                               ------------  ------------  ------------
      Realized gain (loss) ..................................................        (2,580)       (7,135)      (30,793)
Net change in unrealized appreciation (depreciation) of Bonds ...............      (985,395)      920,488      (776,559)
                                                                               ------------  ------------  ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS ...................................................  $   (500,168) $  1,395,153  $   (333,988)
                                                                               ============  ============  ============

                      Statements of Changes in Net Assets
                            Years ended January 31,

                                                                                   2009          2010          2011
                                                                               ------------  ------------  ------------
Increase (decrease) in net assets
Operations:
   Net investment income ....................................................  $    487,807  $    481,800  $    473,364
   Realized gain (loss) on Bond sale or redemption ..........................        (2,580)       (7,135)      (30,793)
   Net change in unrealized appreciation (depreciation) of Bonds ............      (985,395)      920,488      (776,559)
                                                                               ------------  ------------  ------------
      Net increase (decrease) in net assets resulting from operations .......      (500,168)    1,395,153      (333,988)
Distributions to Unitholders from:
   Net investment income ....................................................      (488,389)     (484,908)     (474,696)
   Bonds sale or redemption proceeds ........................................       (13,111)      (18,696)     (291,232)
   Redemption of Units ......................................................       (67,073)      (93,374)     (424,601)
                                                                               ------------  ------------  ------------
      Total increase (decrease) .............................................    (1,068,741)      798,175    (1,524,517)
Net asset value to Unitholders
   Beginning of period ......................................................    10,803,656     9,734,915    10,533,090
                                                                               ------------  ------------  ------------
   End of period (including undistributed net investment income of
      $38,372, $35,264 and $33,932, respectively) ...........................  $  9,734,915  $ 10,533,090  $  9,008,573
                                                                               ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

              FLORIDA INSURED MUNICIPALS INCOME TRUST, SERIES 161
                            Statements of Operations
                            Years ended January 31,

                                                                                   2009          2010          2011
                                                                               ------------  ------------  ------------
Investment income
   Interest income ..........................................................  $    111,334  $    109,127  $    103,107
   Expenses
      Trustee fees and expenses .............................................         5,322         5,200         4,385
      Evaluator fees ........................................................           863           833           830
      Supervisory fees ......................................................           381           748         1,147
                                                                               ------------  ------------  ------------
          Total expenses ....................................................         6,566         6,781         6,362
                                                                               ------------  ------------  ------------
      Net investment income .................................................       104,768       102,346        96,745
Realized gain (loss) from Bond sale or redemption
   Proceeds .................................................................        55,260         4,645       275,760
   Cost .....................................................................        66,227         5,353       286,062
                                                                               ------------  ------------  ------------
      Realized gain (loss) ..................................................       (10,967)         (708)      (10,302)
Net change in unrealized appreciation (depreciation) of Bonds ...............      (261,352)      238,078      (142,170)
                                                                               ------------  ------------  ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS ...................................................  $   (167,551) $    339,716  $    (55,727)
                                                                               ============  ============  ============

                      Statements of Changes in Net Assets
                            Years ended January 31,

                                                                                   2009          2010          2011
                                                                               ------------  ------------  ------------
Increase (decrease) in net assets
Operations:
   Net investment income ....................................................  $    104,768  $    102,346  $     96,745
   Realized gain (loss) on Bond sale or redemption ..........................       (10,967)         (708)      (10,302)
   Net change in unrealized appreciation (depreciation) of Bonds ............      (261,352)      238,078      (142,170)
                                                                               ------------  ------------  ------------
      Net increase (decrease) in net assets resulting from operations .......      (167,551)      339,716       (55,727)
Distributions to Unitholders from:
   Net investment income ....................................................      (105,192)     (102,836)      (97,613)
   Bonds sale or redemption proceeds ........................................        (4,583)           --      (102,037)
   Redemption of Units ......................................................       (40,356)       (4,024)     (185,213)
                                                                               ------------  ------------  ------------
      Total increase (decrease) .............................................      (317,682)      232,856      (440,590)
Net asset value to Unitholders
   Beginning of period ......................................................     2,343,654     2,025,972     2,258,828
                                                                               ------------  ------------  ------------
   End of period (including undistributed net investment income of
      $8,547, $8,057 and $7,189, respectively) ..............................  $  2,025,972  $  2,258,828  $  1,818,238
                                                                               ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO

   As of January 31, 2011, the Insured Municipals Income Trust, Series 498 consists of 21 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 2 (3%); Certificate of Participation, 1 (10%); General Obligation, 7 (20%); General Purpose, 3 (18%); Higher Education, 4 (18%); Retail Electric/Gas/Telephone, 1 (10%); Transportation, 1 (10%) and Water and Sewer, 2 (11%). The portfolio consists of 21 Bond issues in 12 states. See "Portfolio" herein.

   As of January 31, 2011, the Florida Insured Municipals Income Trust, Series 161 consists of 8 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Airport, 1 (25%); Certificate of Participation, 1 (7%); General Purpose, 2 (38%); Retail Electric/Gas/Telephone, 2 (11%); Transportation, 1 (5%) and Water and Sewer, 1 (14%). See "Portfolio" herein.

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 547
INSURED MUNICIPALS INCOME TRUST                                                PORTFOLIO schedule as of January 31, 2011
------------------------------------------------------------------------------------------------------------------------
Port-                                                                                     Redemption
folio   Aggregate                                                                Rating    Feature         Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date      (Note 2)   (Note 2)      (Notes 1 and 2)
------------------------------------------------------------------------------------------------------------------------
  A   $     150,000 University of Nevada, Revenue Bonds, Community College
                     System, Series B (FGIC Insured)                                     2012 @ 100
                     4.750% Due 07/01/27                                           AA-   2026 @ 100 S.F. $      146,649
------------------------------------------------------------------------------------------------------------------------
  B       1,045,000 Freeport, Illinois, Refunding General Obligation Bonds
                     (XL Capital Assurance Insured)
                     4.625% Due 12/01/28                                            A+   2014 @ 100             979,677
------------------------------------------------------------------------------------------------------------------------
  C         500,000 Brentwood, California, Unified Elementary School District,
                     General Obligation Bonds, Election of 2003, Series B
                     (MBIA Insured)
                     4.375% Due 08/01/29                                            A+   2015 @ 100             439,975
------------------------------------------------------------------------------------------------------------------------
  D         115,000 Kansas, State Development Financing Authority Revenue
                     Bonds, Board of Regents, University Housing System,
                     Series A (MBIA Insured)                                             2015 @ 100
                     4.500% Due 04/01/30                                            A    2027 @ 100 S.F.        103,875
------------------------------------------------------------------------------------------------------------------------
  E         115,000 Upper Freehold, New Jersey, Regional School District,
                     General Obligation Bonds (MBIA Insured)
                     4.500% Due 02/15/31                                           AA2*  2017 @ 100             108,189
------------------------------------------------------------------------------------------------------------------------
  F         665,000 Metropolitan Water District, Southern California,
                     Waterworks, Revenue Authorization Bonds,
                     Series B (MBIA Insured)                                             2014 @ 100
                     4.500% Due 10/01/31                                           AAA   2030 @ 100 S.F.        608,947
------------------------------------------------------------------------------------------------------------------------
  G         285,000 Commerce City, Colorado, Sales & Use Tax Revenue
                     Bonds (AMBAC Assurance Insured)                                     2015 @ 100
                     4.400% Due 08/01/32                                            A+   2031 @ 100 S.F.        237,710
------------------------------------------------------------------------------------------------------------------------
  H         805,000 Western Michigan University, Revenue Bonds (FGIC
                     Insured)                                                            2015 @ 100
                     4.500% Due 11/15/32                                            A    2026 @ 100 S.F.        694,280
------------------------------------------------------------------------------------------------------------------------
  I          25,000 Fairfax, Virginia, School General Obligation Bonds (MBIA
                     Insured)                                                            2015 @ 100
                     4.625% Due 01/15/33                                           AAA   2031 @ 100 S.F.         24,343
------------------------------------------------------------------------------------------------------------------------
  J         980,000 Lower Colorado, River Authority, Texas Transmission
                     Contract Refunding Revenue Bonds - LCRA
                     Services Corporation Project (FGIC Insured)                         2011 @ 100
                     5.000% Due 05/15/33                                            A    2030 @ 100 S.F.        927,041
------------------------------------------------------------------------------------------------------------------------
  K       1,000,000 Jacksonville, Florida, Electric Systems Revenue Bonds,
                     Series 3-2005B (FSA Insured)
                     4.750% Due 10/01/33                                           AA+   2011 @ 100             908,240
------------------------------------------------------------------------------------------------------------------------
  L         170,000 Chicago, Illinois, General Obligation Bonds, Series A (FSA           2014 @ 100
                     Insured)                                                      AA+   2030 @ 100 S.F.         76,236
                                                                                         2014 @ 100
                     85M-5.000% Due 01/01/34                                             2030 @ 100 S.F.
                     85M-5.000% Due 01/01/34                                       AA+   2014 @ 100 P.R.         94,437
------------------------------------------------------------------------------------------------------------------------
  M         220,000 Illinois, Chicago O'Hare International Airport, General
                     Airport Third Lien Refunding Revenue Bonds,
                     Series A (National Guarantee Insured)                               2015 @ 100
                     4.750% Due 01/01/35                                            A-   2032 @ 100 S.F.        189,545
------------------------------------------------------------------------------------------------------------------------
  N         960,000 Raleigh, North Carolina, Certificates of Participation,
                     Downtown Improvement Projects, Series A
                     (MBIA Insured)                                                      2015 @ 100
                     4.500% Due 02/01/35                                           AA+   2030 @ 100 S.F.        828,336
------------------------------------------------------------------------------------------------------------------------
  O         500,000 Florida, Collier County, Capital Improvement and Refunding
                     Revenue Bonds (National Guarantee Insured)                          2014 @ 100
                     4.625% Due 10/01/35                                           AA-   2032 @ 100 S.F.        440,975
------------------------------------------------------------------------------------------------------------------------
  P       1,000,000 New York, Metropolitan Transportation Authority,
                     Transportation Revenue Bonds, Series A
                     (National Guarantee Insured)
                     4.500% Due 11/15/35                                            A    2015 @ 100             827,820
------------------------------------------------------------------------------------------------------------------------

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 547
INSURED MUNICIPALS INCOME TRUST                                    PORTFOLIO schedule as of January 31, 2011 (continued)
------------------------------------------------------------------------------------------------------------------------
Port-                                                                                     Redemption
folio   Aggregate                                                                Rating    Feature         Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date      (Note 2)   (Note 2)      (Notes 1 and 2)
------------------------------------------------------------------------------------------------------------------------
  Q   $     785,000 University of California, Revenue Bonds, Limited Project,
                     Series A (MBIA Insured)                                             2012 @ 101
                     4.875% Due 05/15/37                                           AA-   2035 @ 100 S.F. $      721,242
------------------------------------------------------------------------------------------------------------------------
  R         100,000 Miami-Dade County, Florida, Aviation Revenue Bonds,
                     Miami International Airport Hub, Series B (FGIC
                     Insured)                                                            2014 @ 100
                     5.000% Due 10/01/37                                            A-   2031 @ 100 S.F.         88,217
------------------------------------------------------------------------------------------------------------------------
  S         200,000 Schaumburg, Illinois, General Obligation Bonds, Series B
                     (FGIC Insured)                                                      2014 @ 100
                     5.000% Due 12/01/41                                           AA+   2039 @ 100 S.F.        183,830
------------------------------------------------------------------------------------------------------------------------
  T         440,000 Los Angeles, California, Department of Water and Power,
                     Waterworks Revenue Bonds, Series A (FGIC Insured)                   2012 @ 100
                     5.000% Due 07/01/43                                           AA    2041 @ 100 S.F.        410,005
      -------------                                                                                      --------------
      $  10,060,000                                                                                      $    9,039,569
      =============                                                                                      ==============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 547
FLORIDA INSURED MUNICIPALS INCOME TRUST                                          PORTFOLIO schedule as of January 31, 2011
--------------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption
folio     Aggregate                                                               Rating     Feature         Fair Value
Item      Principal   Name of Issuer, Title, Interest Rate and Maturity Date      (Note 2)   (Note 2)      (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
  A   $        20,000 Sunrise, Florida, Utility Systems, Revenue Refunding Bonds
                       (AMBAC Assurance Insured)                                           2018 @ 100
                       5.000% Due 10/01/28                                           AA-   2023 @ 100 S.F. $       19,095
--------------------------------------------------------------------------------------------------------------------------
  B           110,000 Florida, Miami-Dade County Expressway Authority, Toll
                       System Revenue Bonds, Series B (National
                       Guarantee Insured)                                                  2014 @ 100
                       5.000% Due 07/01/29                                            A    2028 @ 100 S.F.        105,272
--------------------------------------------------------------------------------------------------------------------------
  C           150,000 Florida, St. Lucie County School Board Certificates of
                       Participation, Master Lease Program, Series A
                       (FSA Insured)
                       4.750% Due 07/01/30                                           AA+   2014 @ 100             137,847
--------------------------------------------------------------------------------------------------------------------------
  D           460,000 Florida, Collier County, Capital Improvement and Refunding
                       Revenue Bonds (National Guarantee Insured)                          2014 @ 100
                       4.500% Due 10/01/30                                           AA-   2029 @ 100 S.F.        415,357
--------------------------------------------------------------------------------------------------------------------------
  E           500,000 Miami-Dade County, Florida, Aviation Revenue Bonds,
                       Miami International Airport Hub, Series B (FGIC
                       Insured)                                                            2014 @ 100
                       5.000% Due 10/01/30                                            A-   2027 @ 100 S.F.        457,230
--------------------------------------------------------------------------------------------------------------------------
  F           205,000 Jacksonville, Florida, Electric Systems Revenue Bonds,
                       Series 3-2005B (FSA Insured)
                       4.750% Due 10/01/33                                           AA+   2011 @ 100             186,189
--------------------------------------------------------------------------------------------------------------------------
  G           275,000 Jacksonville, Florida, Electric Authority, Water and Sewer
                       Systems, Revenue Refunding Bonds, Series B (MBIA
                       Insured)                                                            2013 @ 100
                       4.375% Due 10/01/34                                           AA-   2030 @ 100 S.F.        230,786
--------------------------------------------------------------------------------------------------------------------------
  H           300,000 Florida Municipal Loan Council, Revenue Bonds, Series A
                       (MBIA Insured)                                                      2015 @ 100
                       5.000% Due 02/01/35                                            A-   2030 @ 100 S.F.        269,829
      ---------------                                                                                      --------------
      $     2,020,000                                                                                      $    1,821,605
      ===============                                                                                      ==============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 547
                         Notes to Financial Statements
                        January 31, 2009, 2010 and 2011
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by the Trust,
(2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to each of the Trusts (Insured Municipals Income Trust, Series 498 and Florida Insured Municipals Income Trust, Series
161) was based on the determination by the Evaluator of the offering prices of the Bonds on the date of deposit (February 10, 2005). Since the valuation is based upon the bid prices, such Trusts (Insured Municipals Income Trust, Series 498 and Florida Insured Municipals Income Trust, Series 161) recognized downward adjustments of $92,105 and $16,624, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended January 31, 2006.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - For a Trust with a Date of Deposit prior to August 2, 2006, such Trust has been structured to be treated as a grantor trust for federal income tax purposes. Thus, such a Trust will not be treated as a taxable entity for federal income tax purposes, and each Unitholder will be considered to be the owner of a pro rata portion of the assets of such Trust. Accordingly, no provision has been made for federal income taxes. For a Trust with a Date of Deposit on or after August 2, 2006, each such Trust has elected and intends to qualify on a continuous basis for special income tax treatment as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended. If such Trust so qualifies, as expected, it will not be subject to federal income tax on amounts distributed to Unitholders. Your Trust's Date of Deposit is listed above in the section entitled "Summary of Essential Financial Information". For a discussion of the federal tax status of income earned on Units, see "Federal Tax Status--Grantor Trusts" or "Federal Tax Status--Regulated Investment Companies", as applicable, in Prospectus Part II.

   For each calendar year-end, a RIC trust files an annual tax return, Form 1120-RIC, with the Internal Revenue Service ("IRS"). These returns are subject to IRS examination under a three-year statute of limitations. To date, the Trusts have no IRS examinations pending.

   Accounting for Uncertainty in Income Taxes - FASB Accounting Standards Codification ("ASC"), clarifies the appropriate method of accounting for uncertainty in income taxes recognized in an enterprise's financial statements and provides related guidance. There is no material effect on the net asset value, financial condition or results of operations of the Trust.

   Subsequent Events - Events or transactions that have occurred from the balance sheet date through the date of issuance are evaluated by the Sponsor.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Ratings - The source of all ratings, exclusive of those designated NR or * is Standard & Poor's, A Division of the McGraw-Hill Companies ("S&P"). Ratings marked * are by Moody's Investors Service, Inc. ("Moody's") as these Bonds are not rated by S&P. NR indicates that the Bond is not rated by S&P or Moody's. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in
Part II.

   Certain Bonds may have a "make whole" call option and are redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of such Bonds, a "make whole" amount, and any accrued and unpaid interest to the date of redemption. The "make whole" amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on municipal obligations with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on certain of the Bonds in the Trusts may have been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name), however, certain other Bonds may not be insured. Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

   ASC states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable fair value in the absence of default of the underlying Bonds or of indications of the probability of such default.

   Fair Value Measurements - As described in Note 1, the Trusts utilize various methods to measure the fair value of its investments. ASC establishes both a framework for measuring fair value as well as a hierarchy that prioritizes inputs to valuation methods. The various inputs that may be used to determine the value of the Trust's investments are summarized in the three levels presented below. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Level 1 -- Quoted prices in active markets for identical securities.

   Level 2 -- Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security, which may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

   Level 3 -- Prices determined using significant unobservable inputs. In certain situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

   The following table summarizes the Trust's investments as of January 31, 2011 based on the inputs used to value them:

                                                                      Florida
                                                       IM-IT           IM-IT
Valuation Inputs                                       Trust           Trust
---------------------------------------------      --------------  --------------
Level 1 -- Quoted prices                           $           --  $           --
Level 2 -- Other significant observable inputs
                                                        9,039,569       1,821,605
Level 3 -- Significant unobservable inputs                     --              --
                                                   --------------  --------------
Total                                              $    9,039,569  $    1,821,605
                                                   ==============  ==============

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at January 31, 2011 is as follows:

                                                                      Florida
                                                       IM-IT           IM-IT
                                                       Trust           Trust
                                                   --------------  --------------
Unrealized Appreciation                            $        4,657  $           --
Unrealized Depreciation                                (1,260,768)       (277,485)
                                                   --------------  --------------
                                                   $   (1,256,111) $     (277,485)
                                                   ==============  ==============

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor may maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

NOTE 4 - REDEMPTION OF UNITS

   Units were presented for redemption as follows:

                                           Years ended January 31,
                                    2009            2010            2011
                               --------------  --------------  --------------
   IM-IT Trust                       84              106             498
   Florida IM-IT Trust               54                5             209

NOTE 5 - FINANCIAL HIGHLIGHTS
IM-IT/498

                                                        2007            2008            2009            2010            2011
                                                   --------------  --------------  --------------  --------------  --------------
Per Share Operating Performance:
   Net asset value, beginning of period .........  $       924.09  $       933.00  $       911.24  $       826.96  $       902.89
                                                   --------------  --------------  --------------  --------------  --------------
   Income from investment operations:
      Net investment income .....................           41.46           41.18           41.23           41.10           41.10
      Net realized and unrealized gain (loss)
         on investment transactions (a) .........           10.65         (20.25)         (83.12)           77.80         (70.84)
                                                   --------------  --------------  --------------  --------------  --------------
   Total from investment operations .............           52.11           20.93         (41.89)          118.90         (29.74)
                                                   --------------  --------------  --------------  --------------  --------------
Distributions to Unitholders from:
   Net investment income ........................         (41.27)         (41.56)         (41.28)         (41.37)         (41.22)
   Bond sale and redemption proceeds ............          (1.93)          (1.13)          (1.11)          (1.60)         (25.29)
                                                   --------------  --------------  --------------  --------------  --------------
   Total distributions to Unitholders ...........         (43.20)         (42.69)         (42.39)         (42.97)         (66.51)
                                                   --------------  --------------  --------------  --------------  --------------
   Net asset value, end of period ...............  $       933.00  $       911.24  $       826.96  $       902.89  $       806.64
                                                   ==============  ==============  ==============  ==============  ==============
Total Return: ...................................           5.74%           2.33%         (4.56)%          14.72%         (3.56)%
Ratios as a Percentage
of Average Net Assets:
   Expenses .....................................           0.18%           0.21%           0.22%           0.22%           0.21%
   Net investment income ........................           4.48%           4.48%           4.89%           4.71%           4.57%

--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

NOTE 5 - FINANCIAL HIGHLIGHTS (continued)
Florida IM-IT/161

                                                        2007            2008            2009            2010            2011
                                                   --------------  --------------  --------------  --------------  --------------
Per Share Operating Performance:
   Net asset value, beginning of period .........  $       921.96  $       924.95  $       894.87  $       789.85  $       882.35
                                                   --------------  --------------  --------------  --------------  --------------
   Income from investment operations:
      Net investment income .....................           41.20           40.20           40.13           39.95           39.29
      Net realized and unrealized gain (loss)
         on investment transactions (a) .........            7.25         (24.32)        (103.10)           92.69         (67.17)
                                                   --------------  --------------  --------------  --------------  --------------
   Total from investment operations .............           48.45           15.88         (62.97)          132.64         (27.88)
                                                   --------------  --------------  --------------  --------------  --------------
Distributions to Unitholders from:
   Net investment income ........................         (40.72)         (40.95)         (40.29)         (40.14)         (39.64)
   Bond sale and redemption proceeds ............          (4.74)          (5.01)          (1.76)              --         (41.44)
                                                   --------------  --------------  --------------  --------------  --------------
   Total distributions to Unitholders ...........         (45.46)         (45.96)         (42.05)         (40.14)         (81.08)
                                                   --------------  --------------  --------------  --------------  --------------
   Net asset value, end of period ...............  $       924.95  $       894.87  $       789.85  $       882.35  $       773.39
                                                   ==============  ==============  ==============  ==============  ==============
Total Return: ...................................           5.31%           1.81%         (7.13)%          17.20%         (3.59)%
Ratios as a Percentage
of Average Net Assets:
   Expenses .....................................           0.21%           0.30%           0.31%           0.31%           0.30%
   Net investment income ........................           4.48%           4.43%           4.87%           4.74%           4.52%

--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.


                                                                       CMSPRO547

                               Prospectus Part II

                                    May 2011

                        Insured Municipals Income Trust

                      Investors' Quality Tax-Exempt Trust

                 Van Kampen Focus Portfolios, Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series

                  A convenient way to invest in a diversified
                    portfolio of tax-exempt municipal bonds

                      This prospectus contains two parts.
No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

      You should read this prospectus and retain it for future reference.
--------------------------------------------------------------------------------

 The Securities and Exchange Commission has not approved or disapproved of the
    Trust Units or passed upon the adequacy or accuracy of this prospectus.
               Any contrary representation is a criminal offense.




INVESCO



THE TRUSTS
--------------------------------------------------------------------------------

   The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series or Van Kampen Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

   The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities rendered at closing, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers rendered at closing, the interest earned on the bonds is exempt from state and local taxes to the extent indicated herein and to the extent permitted under local law. Further, in the opinion of bond counsel to the respective issuers rendered at closing, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMT Trust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds or bonds that are insured under a portfolio insurance policy are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, High Grade Tax-Exempt Bond, 20+ Year Series, Long-Term State and National Quality Trusts. "Investment Grade Municipal Intermediate Trust" refers to an Investment Grade Municipal Trust which is designated as an "intermediate series" in the name of such Trust. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts, Investment Grade Municipal Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts". "Investment Grade Municipal Limited Maturity Trust" refers to an Investment Grade Municipal Trust which is designated as a "limited maturity series" in the name of such Trust.

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

   The following table sets forth the approximate range of maturities in years from the Date of Deposit for bonds held in the indicated Trusts:


                                                                           Approximate Maturity
                                                                           From Date of Deposit
Trust                                                                            in Years
-----------------------------------------------------------------------------------------------
IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT,
   Long-Term State and  National Quality Trust................................   15 to 40
High Grade Tax-Exempt Bond Trust, 20+ Year Series.............................   20 to 30
IM-IT Laddered Series.........................................................   10 to 30
Investment Grade Municipal Limited Maturity Trust.............................   17 to 22
IM-IT Limited Maturity Trust and  Quality Municipals Income Trust (QM-IT)
   Limited Maturity Series....................................................   12 to 15
Investment Grade Municipal Intermediate Trust.................................    7 to 13
IM-IT Intermediate Trust and  Strategic Municipal Trust Intermediate Series...    5 to 15
State Intermediate Laddered Maturity Trust....................................    5 to 10
IM-IT Short Intermediate Trust................................................    3 to 7

     The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

   Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objectives and Bond Selection. The Trusts seek to preserve capital and to provide federal tax-exempt income and, in the case of most State Trusts, federal, state, and, if applicable, local tax-exempt income. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities rendered at closing, excludable from gross income for federal and, for State Trusts, state and, if applicable, local personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from municipal bond insurance companies. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

   In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) As of the Date of Deposit, with respect to Insured Trusts, the bonds must be insured with a Standard & Poor's Rating Services ("Standard & Poor's") rating of AAA or a Moody's Investors Service, Inc. ("Moody's") rating of Aaa or if not rated are insured by a bond insurer with a AAA rating by Standard & Poor's or a Aaa rating by Moody's, with respect to all Quality Trusts, the bonds must have a Standard & Poor's rating of at least "A-", a Moody's rating of at least "A3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, and with respect to all other Trusts, either the Standard & Poor's rating of the bonds was not less than "BBB-", or the Moody's rating of the bonds was not less than "Baa3", including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity,
(c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in any Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

   The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by type of bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

   Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

   Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

   Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

   Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

   Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

   Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Municipal Bond Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

   Current economic conditions. The markets for credit instruments, including corporate bonds and municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. The current economic environment has made conditions difficult for virtually all industries and companies to operate in an efficient manner. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Trust's bonds uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

   Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

   Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

   Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the "Redemption Feature" column of the "Portfolio" section in Prospectus Part I, and the notes thereto. Additional discussion of call provisions appears in the Information Supplement.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

   Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Insurer Default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax treatment of the bonds or of your Trust. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

   The Estimated Current Return and the Estimated Long-Term Return are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, default (if any), redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated dates and amounts of principal returned on the bonds while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   The maximum secondary market sales charge is computed as described in the following table based upon the estimated long-term return life in years (ELTR
Life) of a Trust's portfolio:

 ELTR Life   Sales Charge   ELTR Life   Sales Charge    ELTR Life  Sales Charge
-----------  ------------  -----------  ------------   ----------- ------------
1..........      1.010%    8..........     3.627%       15........    5.042%
2..........      1.523     9..........     4.167        16........    5.152
3..........      2.041    10..........     4.384        17........    5.263
4..........      2.302    11..........     4.603        18........    5.374
5..........      2.564    12..........     4.712        19........    5.485
6..........      2.828    13..........     4.822        20........    5.597
7..........      3.093    14..........     4.932  21 to 30........    5.708

   The ELTR Life represents the estimated life of the bonds in a Trust's portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds.

   Reducing Your Sales Charge. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading or earlier on days where the Bond Market Association recommends an early bond market close. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to range approximately from 0.125% to 1.375% more than the bid price.

   The aggregate price of the bonds is determined on the basis of bid prices
(a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

   The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   Accrued Interest. Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

   The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

   Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to purchases of Units in the secondary market, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions of Interest and Principal. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election, if any, of the prior owner. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless the prior owner of your Units elected to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. A Trust that has elected to be structured as a "regulated investment company" for federal tax purposes may make additional distributions at the end of each year.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. Interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds).

   For a Trust with a Date of Deposit prior to April 21, 2009, funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   For a Trust with a Date of Deposit on or after April 21, 2009, should the amount available for distribution in the Principal Account equal or exceed $5.00 per Unit, the Trustee will make a distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date. However, funds in the Principal Account will be distributed on the last distribution date of each calendar year to Unitholders of record as of the preceding record date if the amount available for distribution shall equal at least $1.00 per Unit.

   Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Redemption of Units. All or a portion of your Units may be tendered to The Bank of New York Mellon, the Trustee, for redemption at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, on any day the New York Stock Exchange is open. No redemption fee will be charged by the Sponsor or the Trustee, but you are responsible for applicable governmental charges, if any. Units redeemed by the Trustee will be canceled. You may redeem all or a portion of your Units by sending a request for redemption to your bank or broker-dealer through which you hold your Units. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service ("IRS") regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations or if the IRS notifies a Trust that such withholding is required. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return or a claim for refund. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of
(i) the cash on hand in the Trust or moneys in the process of being collected,
(ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and
(b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Tax Status".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the Securities and Exchange Commission (the "SEC") may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Units. Ownership of Units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at the Depository Trust Company ("DTC"). Units are transferable by contacting your bank or broker-dealer through which you hold your Units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your Units are registered on the transfer records of DTC.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by an independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

   Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is noncancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

   The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

   The Sponsor. Van Kampen Funds Inc. is the Sponsor of the Trusts. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts and has extensive capabilities for managing institutional portfolios. Van Kampen Investments is an indirect wholly owned subsidiary of Invesco Ltd. ("Invesco"), a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. On June 1, 2010, Invesco completed the previously announced acquisition of the retail asset management business, including Van Kampen Investments, from Morgan Stanley & Co. Incorporated. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of June 30, 2010, the total stockholders' equity of Van Kampen Funds Inc. was $62,918,885 (unaudited). The current assets under management and supervision by Invesco and its affiliates were valued at approximately $641.9 billion as of March 31, 2011.

   Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Invesco's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

   If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the requirements for qualification as a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

Grantor Trusts

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes as described below. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. However, legislation added in 2009 provides that interest on tax-exempt bonds issued in 2009 and 2010 is not included in the corporate adjustment based on current earnings. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

   Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   If you are an individual, the maximum marginal federal tax rate for net capital gain currently is generally 15% (zero for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, as of the date of this prospectus, the maximum marginal federal tax rate for net capital gains for individuals is scheduled to be generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). If the gain is earned on property with a holding period of more than five years, the long-term capital gain rate of 20% currently is scheduled to be reduced to 18% and the 10% rate reduced to 8%.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the "Code"), however, also treats certain capital gains as ordinary income in special situations.

   Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and, in general, any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Code.

   In Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

Regulated Investment Companies

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a "regulated investment company" under the federal tax laws. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trusts. A Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes. In addition, such Trusts intend to hold a sufficient amount of their assets in bonds that are exempt from U.S. federal income taxation so as to qualify to distribute exempt-interest dividends to Unitholders. Such exempt-interest dividends are not subject to regular U.S. federal income tax, but may be subject to the alternative minimum tax. The Trusts may hold bonds issued by the Government of Puerto Rico or under its authority. Such bonds are exempt from taxation by the U.S. federal government, the government of Puerto Rico, any state or its political subdivisions, any possession of the United States, or the District of Columbia.

   Distributions. After the end of each year, you will receive a tax statement that specifies your amounts of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction and Qualified Dividend Income. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from a Trust because the dividends received deduction is generally not available for distributions from regulated investment companies that do not invest in stock. An individual that owns Units generally will not be entitled to treat dividends received from a Trust as qualified dividend income currently taxed at long-term capital gains rates because it is not expected that such dividends will be attributable to qualified dividend income received by such Trust.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received, if any.

   Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (zero for taxpayers whose marginal federal income tax rate is in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, as of the date of this prospectus, the maximum marginal federal tax rate for net capital gains for individuals is scheduled to be generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). If the gain is earned on property with a holding period of more than five years, the long-term capital gain rate of 20% currently is scheduled to be reduced to 18% and the 10% rate reduced to 8%.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could however assert that a loss could not be currently deducted.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Further, because the Trusts pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

   Investors may be subject to state, local, or foreign taxes in connection with their investment in a Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal (including the federal alternative minimum tax), state, local, and foreign tax consequences that may affect them as a result of an investment in a Trust.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

State Tax Exemptions In General

   The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Trusts as described herein.

Grantor Trusts

   Arizona Risk Factors. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Arizona Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Arizona Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Arizona tax consequences to residents of the State of Arizona of owning Units of an Arizona Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Arizona taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Arizona tax counsel ("Arizona Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Arizona tax consequences under then-existing Arizona income tax law to Unitholders subject to Arizona income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona, it political subdivisions and authorities (the "Arizona Bonds"), and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Arizona Bonds, the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

   Neither the Sponsor, nor its counsel, nor Arizona Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Arizona Counsel expressed no opinion with respect to such matters, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by an Arizona Unitholder, would be exempt from the Arizona income tax. Arizona Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, Arizona Counsel assumed that, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Arizona Bonds is exempt from the Arizona income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Arizona Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based on the assumptions above, Arizona Counsel rendered its opinion to the Trust at closing that, under then-existing Arizona law:

     (1) For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under Arizona State law.

     (2) For Arizona income tax purposes, interest on the Bonds which is excludable from federal gross income and which is exempt from Arizona income taxes when received by the Trust, and which would be excludable from federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Trust and distributed to the Unitholders.

     (3) To the extent that interest derived from the Trust by a Unitholder with respect to the Bonds is excludable from federal gross income, such interest will not be subject to Arizona income taxes.

     (4) Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Trust and received by the Unitholders.

     (5) Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later.

     (6) Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from Arizona income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

     (7) Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

     (8) Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

   Arizona Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Arizona Counsel expressed no opinion with respect to taxation under any other provisions of Arizona law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Arizona tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Arkansas Risk Factors. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Arkansas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Arkansas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Arkansas tax consequences to residents of the State of Arkansas of owning Units of an Arkansas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Arkansas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Arkansas tax counsel ("Arkansas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Arkansas tax consequences under then-existing Arkansas income tax law to Unitholders subject to Arkansas income tax.

   The assets of the Trust will consist of bonds issued by the State of Arkansas or a local government of Arkansas (the "Bonds"). Arkansas Counsel rendered its opinion at closing that, under then-existing Arkansas law:

     (1) The Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

     (2) Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Trust for Arkansas income tax purposes, and will have a taxable event when the Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

     (3) Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

     (4) Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

   Arkansas Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Arkansas Counsel expressed no opinion with respect to taxation under any other provisions of Arkansas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Arkansas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   California state and local government obligations may be adversely affected by political and economic conditions and developments within California and the nation as a whole. As of September 2010, the State of California has begun to slowly emerge from the economic downturn, although it continues to experience significant financial stress and historically large budget gaps. Severe budgetary measures have been proposed in the Governor's Budget for the 2010-11 fiscal year and the May Revision to the Governor's Budget for the 2010-11 fiscal year, released on May 14, 2010, addresses the estimated budget gaps in fiscal year 2010-11 and subsequent fiscal years. While the consensus among economists is that the economic outlook for the State is turning positive, the economy and California's fiscal condition remain in a fragile state. Economists do not expect normal economic growth in the State until 2011 and emphasize that high employment and uncertain revenue estimates will result in a modest and prolonged economic recovery.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   California Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--California Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special California tax counsel ("California Counsel") to the Trust rendered an opinion substantially in the form below addressing certain California tax consequences under then-existing California income tax law to Unitholders subject to California income tax.

   California Counsel examined the income tax laws of the State of California to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the California Bonds, the "Bonds"). For purposes of rendering its opinions at closing, California Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor California Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although California Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). The opinion of California Counsel did not address the taxation of persons other than full time residents of California. California Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, California Counsel assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor California Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as California Counsel considered to be applicable, California Counsel rendered its opinion to the Trust at closing that, under then-existing California law:

     (1) The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders for purposes of the California Personal Income Tax.

     (2) Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust, and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

     (3) Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

     (4) Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

   The opinion of California Counsel was limited to California Unitholders subject to the California Personal Income Tax. No opinion was expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law, and such California Unitholders are advised to consult their own tax advisors. California Counsel did note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. California Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and California Counsel expressed no opinion with respect to taxation under any other provisions of California law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Risk Factors. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Colorado Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Colorado Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of a Colorado Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Colorado tax counsel ("Colorado Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Colorado tax consequences under then-existing Colorado income tax law to Unitholders subject to Colorado income tax.

   The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Colorado Bonds, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

   Neither the Sponsor, nor its counsel, nor Colorado Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Colorado Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by Colorado that is applicable to individuals and corporations (the "Colorado Income Tax").

   It is assumed that, at the respective times of issuance of the Bonds: (i) opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities, (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the Colorado Income Tax and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Puerto Rico Bonds is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Colorado Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion of Colorado Counsel did not address the taxation of persons other than full time residents of Colorado.

   In the opinion of Colorado Counsel rendered to the Trust at closing, in summary under then-existing Colorado law:

     (1) Because Colorado income tax law is based upon the federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

     (2) With respect to Colorado Unitholders, in view of the relationship between federal and Colorado tax computations described above:

          (i) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Trust, and the income of the Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Trust;

          (ii) Interest on Bonds that would not be includible in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

          (iii) To the extent that interest income derived from the Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado Income Tax.

          (iv) Any proceeds paid under an insurance policy or policies, if any, issued to the Trust with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

          (v) Each Colorado Unitholder will realize taxable gain or loss when the Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later);

          (vi) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

          (vii) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Trust is not deductible for federal income tax purposes, it also will not be deductible for Colorado income tax purposes.

   Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

   Counsel to the Trust has expressed no opinion with respect to taxation under any other provision of Colorado law. Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Connecticut Risk Factors. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Connecticut Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Connecticut Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Connecticut tax consequences to residents of the State of Connecticut of owning Units of a Connecticut Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Connecticut taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Connecticut tax counsel ("Connecticut Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Connecticut tax consequences under then-existing Connecticut income tax law to Unitholders subject to Connecticut income tax.

   The assets of the Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds"); the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and Connecticut Counsel believe that such interest will be so exempt. Interest on other Bonds in the Trust, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

   Connecticut Counsel rendered its opinion to the Trust at closing, which relied explicitly on the opinion of the Trust's federal income tax counsel at closing regarding federal income tax matters, that under then-existing Connecticut law:

     (1) The Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut;

     (2) Interest income from a Connecticut Bond, or from a Bond issued by United States territories or possessions the interest on which federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut Income Tax when any such interest is received by the Trust or distributed by it to such a Unitholder;

     (3) Insurance proceeds received by the Trust representing maturing interest on defaulted Bonds held by the Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Trust by the issuer of such Bonds;

     (4) Gains and losses recognized by a Unitholder for federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by the Trust or upon the redemption, sale, or other disposition of a Unit of the Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Trust held by him;

     (5) The portion of any interest income or capital gain of the Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax; and

     (6) An interest in a Unit of the Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

   Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

   Connecticut Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Connecticut Counsel expressed no opinion with respect to taxation under any other provisions of Connecticut law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Connecticut tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Risk Factors. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Florida Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Florida Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Florida tax consequences to residents of the State of Florida of owning Units of a Florida Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Florida taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Florida tax counsel ("Florida Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Florida tax consequences under then-existing Florida tax law to Unitholders subject to Florida tax.

   The bonds issued by the State of Florida or its political subdivisions (the "Florida Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Florida Bonds were exempt from the Florida intangibles tax. The bonds issued by Puerto Rico or its authority (the "Puerto Rico Bonds", and together with the Florida Bonds, the "Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Puerto Rico Bonds and the interest thereon is exempt from all state and local income taxation.

   Neither the Sponsor, nor its counsel, nor Florida Counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and they have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the Bonds are and will continue to be exempt from such taxes. It is assumed for purposes of the opinion of Florida Counsel issued at closing as described below that the Bonds constitute debt for federal income tax purposes.

   "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

   Florida Counsel rendered its opinion at closing that, under then-existing Florida law:

     (1) For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

     (2) Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

     (3) Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220, Florida Statutes or is otherwise allocable to Florida under Chapter 220, Florida Statutes. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes. However, no opinion is expressed with respect to the treatment under Chapter 220, Florida Statutes of any such income that is attributable to the Puerto Rico Bonds.

     (4) Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Code.

     (5) Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

   Florida Counsel expressed no opinion with respect to taxation under any other provision of Florida law.

   The Florida intangible personal property tax was repealed effective January 1, 2007. Such repeal should have no impact on the opinion of Florida Counsel issued at closing, as such opinion concluded in item (5) above that neither the Bonds nor the Units will be subject to the Florida intangible personal property tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Georgia Risk Factors. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Georgia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Georgia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Georgia tax consequences to residents of the State of Georgia of owning Units of the Georgia IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Georgia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Georgia tax counsel ("Georgia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Georgia tax consequences under then-existing Georgia income tax law to Unitholders subject to Georgia income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Georgia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Georgia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Georgia Unitholder, would be exempt from the Georgia income tax. Georgia Counsel assumed for purposes of its opinion delivered at closing that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Georgia Counsel assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Georgia counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   Georgia Counsel rendered its opinion to the Trust at closing that under then-existing Georgia law:

     (1) For Georgia income tax purposes, the Trust is not an association taxable as a corporation, and the income of the Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Trust and received by the Unitholders.

     (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

     (3) Amounts paid under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

   Georgia Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Georgia Counsel expressed no opinion with respect to taxation under any other provisions of Georgia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Georgia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Kansas Risk Factors. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Kansas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Kansas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Kansas tax consequences to residents of the State of Kansas of owning Units of a Kansas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Kansas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Kansas tax counsel ("Kansas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Kansas tax consequences under then-existing Kansas income tax law to Unitholders subject to Kansas income tax. The assets of the Trust will consist of bonds issued by the State of Kansas or a local government of Kansas (the "Bonds"). For purposes of rendering its opinions at closing, Kansas Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Kansas Counsel rendered its opinion to the Trust at closing that, under then-existing Kansas law:

     (1) The Trust is not an association taxable as a corporation for Kansas income tax purposes;

     (2) Each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income and deductions of the Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

     (3) Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

     (4) Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

     (5) Interest on the Bonds which is exempt from Kansas income taxation when received by the Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

     (6) Each Kansas Unitholder of the Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

     (7) Interest received by the Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to Kansas law at the time of closing; and

     (8) No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.

   Kansas Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Kansas Counsel expressed no opinion with respect to taxation under any other provisions of Kansas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Kansas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Kentucky Risk Factors. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Kentucky Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Kentucky Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Kentucky tax consequences to residents of the Commonwealth of Kentucky of owning Units of a Kentucky Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Kentucky taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Kentucky tax counsel ("Kentucky Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Kentucky tax consequences under then-existing Kentucky income tax law to Unitholders subject to Kentucky income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds", and together with the Kentucky Bonds, the "Bonds").

   Although Kentucky Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) interest on the Bonds, if received directly by a Kentucky Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky Income Tax"), and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor, nor its counsel, nor Kentucky Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing assumptions, Kentucky Counsel rendered its opinion at closing that, under then-existing Kentucky law:

     (1) The Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

     (2) For Kentucky Income Tax purposes, interest on the Bonds which is excludable from federal gross income and which is also exempt from taxation under the Kentucky Income Tax when received by the Trust, and which would be excludable from federal gross income and also exempt from Kentucky Income Tax if received directly by a Kentucky Unitholder, will retain its status as tax-exempt interest when received by the Trust and distributed to the Unitholders.

     (3) Each Kentucky Unitholder of the Trust will recognize gain or loss for Kentucky Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

     (4) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

     (5) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from Kentucky Income Tax.

     (6) Units of the Trust, but only to the extent the same represent an ownership in obligations of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

     (7) Proceeds, if any, paid under individual insurance policies obtained by issuers of the Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky Income Tax if, and to the same extent as, such interest would not have been subject to Kentucky Income Tax if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

   Kentucky Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Kentucky Counsel expressed no opinion with respect to taxation under any other provisions of Kentucky law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Kentucky tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Louisiana Risk Factors. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Louisiana Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Louisiana Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Louisiana tax consequences to residents of the State of Louisiana of owning Units of a Louisiana Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Louisiana taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Louisiana tax counsel ("Louisiana Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Louisiana tax consequences under then-existing Louisiana income tax law to Unitholders subject to Louisiana income tax.

   Louisiana Counsel rendered its opinion to the Trust at closing that, under then-existing Louisiana law:

     (1) The Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

     (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Trust with respect to such obligations will not be taxed to the Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

     (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Trust (whether as a result of a sale or exchange of such obligations by the Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includible in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

     (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

   As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Code contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

   In rendering its opinions at closing as described above, Louisiana Counsel relied upon the opinion of federal income tax counsel to the Sponsor at such time that the Trust is not an association taxable as corporation for federal income tax purposes, that each Unitholder of the Trust will be treated as the owner of a pro rata portion of such Trust under the Code and that the income of the Trust will be treated as income of the Unitholders under the Code.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Louisiana tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Maine Risk Factors. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Maine Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Maine Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Maine tax consequences to residents of the State of Maine of owning Units of a Maine Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Maine taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Maine tax counsel ("Maine Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Maine tax consequences under then-existing Maine income tax law to Unitholders subject to Maine income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Maine Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Maine Counsel has independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") imposed under the Maine Income Tax. The opinion of Maine Counsel did not address the taxation of persons other than full time residents of Maine.

   In the opinion of Maine Counsel rendered at closing to the Trust under then-existing Maine law, and based upon the assumptions set forth above:

     (1) The Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

     (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

     (3) To the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C.
          Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

     (4) Each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes; and

     (5) The Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

   Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's federal taxable income and therefore will be taxable.

   Maine Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Maine Counsel expressed no opinion with respect to taxation under any other provisions of Maine law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Maine tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Maryland Risk Factors. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Maryland Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Maryland Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Maryland tax consequences to residents of the State of Maryland of owning Units of the Maryland Quality Trust (the "Trust"), which is treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Maryland taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Maryland tax counsel ("Maryland Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Maryland tax consequences under then-existing Maryland law to Unitholders subject to Maryland income tax.

   Maryland Counsel rendered its opinion at closing that, under then-existing Maryland law:

     (1) For Maryland State and local income tax purposes, the Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland state and local income taxation.

     (2) To the extent that interest and accrued original issue discount derived from the Trust by a Unitholder with respect to the bonds in the Trust is excludable from federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland Franchise Tax.

     (3) In the case of taxpayers who are individuals, Maryland imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

     (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the taxable base of Unitholders for Maryland state and local income taxation purposes. However, Maryland defines the taxable net income of individuals as federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in federal adjusted gross income or federal taxable income, as the case may be, which is realized from the disposition of obligations issued by the State of Maryland or its political subdivisions by the Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland state or local income tax with respect to gain realized upon the disposition of obligations issued by the State of Maryland and its political subdivisions by the Trust. Profit realized by a "financial institution" from the sale or exchange of bonds will be subject to the Maryland Franchise Tax.

   The opinion of Maryland Counsel rendered at closing related only to the treatment of the Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. For example, no opinion was expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Maryland tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Massachusetts Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Massachusetts Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Massachusetts Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Massachusetts tax consequences to residents of the State of Massachusetts of owning Units of a Massachusetts Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Massachusetts taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Massachusetts tax counsel
("Massachusetts Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Massachusetts tax consequences under then-existing Massachusetts income tax law to Unitholders subject to Massachusetts income tax.

   Massachusetts Counsel rendered its opinion to the Trust at closing that, under then-existing Massachusetts law:

     (1) Prior to 2009, for Massachusetts income tax purposes, the Trust was treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws. As a result of the repeal of Section 8 of Chapter 62 of the Massachusetts General Laws, for income tax purposes, Massachusetts conforms to the federal entity classification. Thus, the Trust will be treated a trust and not as an association taxable as a corporation.

     (2) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by United States territories or possessions ("Bonds").

     (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from proceeds of insurance obtained by the Trust or by the Sponsor or by the issuer or underwriter of an Bond held by the Trust that represent maturing interest on defaulted Bonds held by the Trust, if, and to the same extent that, such earnings or distributions would have been excludable from their gross income if derived from interest paid by the issuer of the defaulted Bond.

     (4) The Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be included pro rata as capital gains and/or losses in the gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

     (5) Gains or losses realized on sales or redemptions of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income. In determining such gain or loss Massachusetts Unitholders will, to the same extent required for federal tax purposes, be required to adjust the tax basis for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Massachusetts Unitholders pay for their Units, and for amortization of premiums, if any, on the Bonds held by the Trust.

     (6) The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

   Massachusetts Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Massachusetts Counsel expressed no opinion with respect to taxation under any other provisions of Massachusetts law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Massachusetts tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Michigan Risk Factors. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Michigan Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Michigan Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Michigan tax consequences to residents of the State of Michigan of owning Units of the Michigan IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Michigan taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Michigan tax counsel ("Michigan Counsel") to the Trust rendered an opinion addressing certain Michigan tax consequences under then-existing Michigan income tax law to Unitholders subject to Michigan income tax. In such opinion of Michigan Counsel at closing, the Trust and the owners of Units will be treated for purposes of the Michigan income tax laws in substantially the same manner as they are for purposes of the federal income tax laws.

   For federal income tax purposes and, thus, for purposes of the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

   For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Units to the extent the transaction constitutes a taxable event for federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for federal income tax purposes.

   The Michigan Intangibles Tax was repealed effective January 1, 1998.

   The Michigan Single Business Tax was repealed for tax years beginning after December 31, 2007.

   For tax years beginning after December 31, 2007, the Michigan Business Tax ("MBT") applies to all business activity of taxpayers subject to the MBT. The MBT is composed of two taxes: a business income tax on every taxpayer with business activity in Michigan and a modified gross receipts tax on every taxpayer with nexus to Michigan. The MBT generally excludes exempt interest from obligations issued by Michigan and its political subdivisions. However, Unitholders subject to the MBT should consult their tax advisors to determine whether, based on such Unitholder's business activity in Michigan or other relevant factors under the MBT, such Unitholder would be subject to the MBT with respect to distributions from the Trust attributable to interest on the obligations held by the Trust or to dispositions of Trust assets, or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Michigan state or local tax laws.

   Michigan Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Michigan Counsel expressed no opinion with respect to taxation under any other provisions of Michigan law, including the MBT.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Michigan tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Minnesota Risk Factors. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Minnesota Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Minnesota Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Minnesota tax consequences to residents of the State of Minnesota of owning Units of a Minnesota Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Minnesota taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Minnesota tax counsel ("Minnesota Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Minnesota tax consequences under then-existing Minnesota income tax law to Unitholders subject to Minnesota income tax.

   The assets of the Trust will consist of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate,
(ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

   Neither the Sponsor, nor its counsel, nor Minnesota Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion of Minnesota Counsel issued at closing did not address the taxation of persons other than full time residents of Minnesota. For purposes of such opinion, Minnesota Counsel assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Minnesota Counsel assumed that with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel nor Minnesota Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing assumptions, Minnesota Counsel rendered its opinion to the Trust at closing that, under then-existing Minnesota law:

     (1)  The Trust is not an association taxable as a corporation;

     (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Trust and distributed to such Unitholder;

     (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

     (4) Each Unitholder of the Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

     (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

     (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

     (7) To the extent that interest derived from the Trust by a Unitholder with respect to any Possession Bonds would be excludable from gross income for federal income tax purposes and would be exempt from state and local taxation pursuant to federal law if the Unitholder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

   Minnesota Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Minnesota Counsel expressed no opinion with respect to taxation under any other provisions of Minnesota law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Minnesota tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Missouri Risk Factors. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Missouri Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Missouri Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Missouri tax consequences to residents of the State of Missouri of owning Units of the Missouri IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Missouri taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Missouri tax counsel ("Missouri Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Missouri tax consequences under then-existing Missouri income tax law to Unitholders subject to Missouri income tax.

   The assets of the Trust will consist of debt obligations issued by or on behalf of the State of Missouri or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds", and together with the Missouri Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Missouri Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Missouri Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith. The opinion rendered by Missouri Counsel at closing did not address the taxation of persons other than full time residents of Missouri.

   Missouri Counsel rendered its opinion to the Trust at closing that, under then-existing Missouri law:

     (1) The Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

     (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

     (3) Each Unitholder of the Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

     (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

     (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

     (6) The Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

   Missouri Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Missouri Counsel expressed no opinion with respect to taxation under any other provisions of Missouri law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Missouri tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Nebraska Risk Factors. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Nebraska Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Nebraska Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Nebraska tax consequences to residents of the State of Nebraska of owning Units of a Nebraska Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Nebraska taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Nebraska Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Nebraska Counsel have independently examined the Bonds to be deposited in and held in the Trust. With respect to certain Nebraska Bonds which may be held by the Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although Nebraska Counsel expressed no opinion regarding such matters, it assumed for purposes of its opinion rendered at closing that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and
(v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion of Nebraska Counsel rendered at closing did not address the taxation of persons other than full time residents of Nebraska.

   Nebraska Counsel rendered its opinion to the Trust at closing that, under then-existing Nebraska law:

     (1) The Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and Nebraska Minimum Tax purposes;

     (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Trust and distributed to a Unitholder;

     (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Trust and distributed to a Unitholder;

     (4) To the extent that interest derived from the Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

     (5) Each Unitholder of the Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

     (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax; and

     (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Trust may affect the determination of such Unitholder's maximum franchise tax.

   Nebraska Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Nebraska Counsel expressed no opinion with respect to taxation under any other provisions of Nebraska law, including as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Nebraska tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New Jersey Risk Factors. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New Jersey Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New Jersey Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New Jersey tax consequences to residents of the State of New Jersey of owning Units of the New Jersey IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New Jersey taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New Jersey tax counsel ("New Jersey Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New Jersey tax consequences under then-existing New Jersey income tax law to Unitholders subject to New Jersey income tax.

   New Jersey Counsel rendered its opinion to the Trust at closing that, under then-existing New Jersey law:

     (1) The Trust will be recognized as a trust and not an association taxable as a corporation. The Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

     (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

     (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

     (4) Units of the Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

     (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

   New Jersey Counsel did not examine any of the bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New Jersey Counsel expressed no opinion with respect to taxation under any other provisions of New Jersey law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New Jersey tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New Mexico Risk Factors. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New Mexico Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New Mexico Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New Mexico tax consequences to residents of the State of New Mexico of owning Units of a New Mexico Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New Mexico taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New Mexico tax counsel ("New Mexico Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New Mexico tax consequences under then-existing New Mexico income tax law to Unitholders subject to New Mexico income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by the Commonwealth of Puerto Rico, Guam, or the Virgin Islands (the "Possession Bonds", and together with the New Mexico Bonds, the "Bonds"), the interest on which is expected to qualify as exempt from New Mexico income taxes.

   Neither the Sponsor, nor its counsel, nor New Mexico Counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although New Mexico Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

   New Mexico Counsel rendered its opinion to the Trust at closing that, under then-existing New Mexico law:

     (1) The Trust will not be subject to tax under the New Mexico State Income Tax.

     (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder provided that the Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

     (3) To the extent that interest income derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

     (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

     (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

   New Mexico Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New Mexico Counsel expressed no opinion with respect to taxation under any other provisions of New Mexico law, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate, and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New Mexico tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New York Risk Factors. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. Historically, the State has been one of the wealthiest states in the nation, however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. The crisis in the world financial markets that unfolded in 2008 continues to have a disproportionate effect on the State's economy, as Wall Street historically generates approximately one-fifth of the State's revenues each year. The State's tax revenue collections have declined substantially over the past year, and have been accompanied by lowered projections for current and future fiscal years. General Fund receipts for the current fiscal year, through July 2009, were reported to be $4.8 billion lower than during the same period last year, and projections for total General Fund receipts for Fiscal Year 2009-10 have been lowered by approximately $2 billion from previous estimates.

   The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. In particular, extended periods of uncertainty in the financial and capital markets may have a disproportional, adverse effect on the economic health of the City of New York and the State, relative to the nation. The turmoil on Wall Street has had a major adverse impact on New York City's economy, as the securities industry historically represents approximately five percent of jobs in the City, as well as about twenty percent of all wages in the City. The New York City Comptroller's Office currently estimates that the number of unemployed New York City residents will reach 400,000 by 2010, as compared to approximately 170,000 unemployed in early 2008. Many of these job losses are directly and indirectly related to the disruptions occurring in the financial sector in New York City. The Comptroller's Office also projects that personal tax collections in Fiscal Year 2010 will decrease by over 30% from levels in 2008. Major shortfalls such as this will contribute to the ongoing financial difficulties that New York City will continue to face in the foreseeable future.

   The State may be party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New York Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New York Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New York tax consequences to residents of the State of New York of owning Units of the New York IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New York tax counsel ("New York Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New York tax consequences under then-existing New York income tax law to Unitholders subject to New York income tax.

   New York Counsel examined the income tax laws of the State of New York and the City of New York to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of New York ("New York Unitholders"). For purposes of rendering its opinions at closing, New York Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor New York Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although New York Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a New York Unitholder, would be exempt from the income tax imposed by the State of New York and the City of New York that are applicable to individuals, trusts and estates (the "New York Personal Income Tax"). The opinion of New York Counsel did not address the taxation of persons other than full time residents of New York. New York Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, New York Counsel assumed that, with respect to the New York Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the New York Bonds is exempt from the New York Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor New York Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as New York Counsel considered to be applicable, New York Counsel rendered its opinion to the Trust at closing that, under then-existing New York law:

     (1) Under existing New York law, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

     (2) Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from federal income tax under Section 103 of the Code and derived from obligations of New York State or a political subdivision thereof or of the Government of Puerto Rico or a political subdivision thereof or of the Government of Guam or its authorities, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

   New York Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New York Counsel expressed no opinion with respect to taxation under any other provisions of New York law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New York tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   North Carolina Risk Factors. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   North Carolina Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--North Carolina Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the North Carolina tax consequences to residents of the State of North Carolina of owning Units of the North Carolina Quality Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The North Carolina taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special North Carolina tax counsel ("North Carolina Counsel") to the Trust rendered an opinion substantially in the form below addressing certain North Carolina tax consequences under then-existing North Carolina income tax law to Unitholders subject to North Carolina income tax.

   The portfolio of the North Carolina Quality Trust consists of bonds issued by the State of North Carolina or municipalities, authorities or political subdivisions thereof (the "North Carolina Bonds") or by territories or possessions of the United States (the "Possession Bonds", and together with the North Carolina Bonds, the "Bonds").

   Based upon the foregoing, and upon an investigation of such matters of law as North Carolina Counsel considered to be applicable, and relying on the federal income tax counsel to the Trust at closing with respect to certain federal income tax matters, North Carolina Counsel rendered its opinion to the Trust at closing that, under then-existing North Carolina law:

     (1) The Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the Trust will be deemed to be income of the Unitholders.

     (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the Trust will retain its tax-exempt status when received by the Unitholders.

     (3) Unitholders will realize a taxable event when the Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the Trust will retain its tax-exempt status in the hands of the Unitholders.

     (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.


   North Carolina Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and North Carolina Counsel expressed no opinion with respect to taxation under any other provisions of North Carolina law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other North Carolina tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Risk Factors. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Ohio Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Ohio Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   The following discussion of Ohio tax consequences assumes that each Ohio IM-IT ("Ohio Trust") organized as a grantor trust continues to qualify as a grantor trust under Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), that each Ohio Trust organized as a regulated investment company continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of each Ohio Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions.

     (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

     (2)  Distributions with respect to Units of the Ohio Trust
          ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

     (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Ohio Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (4) Distributions properly attributable to interest on Territorial Obligations held by the Ohio Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (5) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

     (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

     (7) Receipts by the Ohio Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Ohio Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Ohio Trust are not subject to the Ohio commercial activity tax. Distributions from the Ohio Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Ohio Counsel did not examine any of the bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Ohio Counsel expressed no opinion with respect to taxation under any other provisions of Ohio law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Oklahoma Risk Factors. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Oklahoma Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Oklahoma Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Oklahoma tax consequences to residents of the State of Oklahoma of owning Units of a Oklahoma Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Oklahoma taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Oklahoma tax counsel ("Oklahoma Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Oklahoma tax consequences under then-existing Oklahoma income tax law to Unitholders subject to Oklahoma income tax.

   The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Oklahoma Bonds, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). See "Portfolio" which indicates by footnote which Oklahoma Bonds are Oklahoma Tax-Exempt Bonds (all other Oklahoma Bonds included in the portfolio are Oklahoma Taxable Bonds).

   Neither the Sponsor, nor its counsel, nor Oklahoma Counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion of Oklahoma Counsel rendered at closing did not address the taxation of persons other than full time residents of Oklahoma.

   Oklahoma Counsel rendered its opinion to the Trust at closing that, under then-existing Oklahoma law:

     (1) For Oklahoma State Income Tax purposes, the Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder.

     (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Trust.

     (3) To the extent that interest paid and original issue discount, if any, derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

     (4) Each Unitholder of the Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

     (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax if such interest is not deductible for federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

   Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Oklahoma Counsel expressed no opinion with respect to taxation of the Trust for Oklahoma franchise tax purposes.

   Under Oklahoma law, a pass-through entity must withhold income tax at a rate of five percent of the Oklahoma share of income of the entity distributed to each nonresident member. A "pass-through entity" is defined to include a trust that is not taxed as a corporation for federal income tax purposes and a "member" is defined to include a beneficiary of a trust. Oklahoma Counsel has expressed no opinion as to the applicability of this provision to amounts distributed by the Trust.

   Oklahoma Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Oklahoma Counsel expressed no opinion with respect to taxation under any other provisions of Oklahoma law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Oklahoma tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Oregon Risk Factors. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Oregon Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Oregon Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Oregon tax consequences to residents of the State of Oregon of owning Units of a Oregon Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Oregon taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Oregon tax counsel ("Oregon Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Oregon tax consequences under then-existing Oregon income tax law to Unitholders subject to Oregon income tax.

   Oregon Counsel examined the income tax laws of the State of Oregon to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of Oregon ("Oregon Unitholders"). The assets of the Trust will consist of bonds issued by the State of Oregon or a local government of Oregon (the "Oregon Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the Oregon Bonds, the "Bonds"). Neither the Sponsor, nor its counsel, nor Oregon Counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

   Oregon Counsel rendered its opinion to the Trust at closing that, under then-existing Oregon law:

     (1) The Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

     (2) Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to an Oregon Unitholder;

     (3) To the extent that interest derived from the Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C.
          Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

     (4) Each Oregon Unitholder of the Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Oregon Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for federal income tax purposes; and

     (5) The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

   Oregon Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Oregon Counsel expressed no opinion with respect to taxation under any other provisions of Oregon law. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's federal taxable income and therefore will be taxable. Oregon Counsel expressed no opinion regarding the Oregon taxation of foreign or domestic insurance companies. Oregon Counsel assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Oregon Counsel assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Oregon tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Pennsylvania Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation. Severe weather conditions, as well as natural disasters, may have a significant impact on the Commonwealth's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Pennsylvania Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Pennsylvania Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Pennsylvania tax consequences to residents of the State of Pennsylvania of owning Units of the Pennsylvania IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Pennsylvania taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Pennsylvania tax counsel ("Pennsylvania Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Pennsylvania tax consequences under then-existing Pennsylvania income tax law to Unitholders subject to Pennsylvania income tax.

   Pennsylvania Counsel examined the income tax laws of the State of Pennsylvania to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of Pennsylvania ("Pennsylvania Unitholders"). The assets of the Trust will consist of bonds issued by the State of Pennsylvania or a local government of Pennsylvania (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the Pennsylvania Bonds, the "Bonds"). For purposes of rendering its opinions at closing, Pennsylvania Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Based upon the foregoing, and upon an investigation of such matters of law as Pennsylvania Counsel considered to be applicable, Pennsylvania Counsel rendered its opinion to the Trust at closing that, under then-existing Pennsylvania law:

     (1) The Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

     (2) Interest on the Bonds, net of Trust expenses, which is exempt from the Personal Income Tax and the Corporate Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Trust and distributed to such Unitholder. Interest on the Pennsylvania Bonds which is exempt from the Philadelphia School Tax when received by the Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder. We express no opinion with respect to the treatment of distributions from the Trust attributable to interest on the Puerto Rico Bonds under the Philadelphia School Tax, which may be subject to such tax.

     (3) Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued before February 1, 1994.

     (4) Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

     (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

     (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Pennsylvania Bonds issued on or after February 1, 1994 or to Puerto Rico Bonds. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

     (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

     (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   Pennsylvania Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Pennsylvania Counsel expressed no opinion with respect to taxation under any other provisions of Pennsylvania law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Pennsylvania tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   South Carolina Risk Factors. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   South Carolina Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--South Carolina Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the South Carolina tax consequences to residents of the State of South Carolina of owning Units of a South Carolina Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The South Carolina taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special South Carolina tax counsel ("South Carolina Counsel") to the Trust rendered an opinion substantially in the form below addressing certain South Carolina tax consequences under then-existing South Carolina income tax law to Unitholders subject to South Carolina income tax.

   The assets of the Trust will consist of bonds issued by the State of South Carolina or a local government of South Carolina (the "South Carolina Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the South Carolina Bonds, the "Bonds"). For purposes of rendering its opinions at closing, South Carolina Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel nor South Carolina Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   South Carolina Counsel rendered its opinion to the Trust at closing that, under then-existing South Carolina law:

     (1) By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

     (2) Pursuant to the provisions of S.C. Code Ann. Section 12-7-430(b), recodified as S.C. Code Ann. Section 12 6 1120(1), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Governments of Puerto Rico, Guam, and the Virgin Islands which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

     (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includible in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

     (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

     (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

   The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170, recodified as
Section 12-4-320 of the South Carolina Code, except for the description of the South Carolina tax treatment of interest derived from bonds issued by Guam and the Virgin Islands in paragraph (2) listed above. While the informal ruling does not address the South Carolina tax treatment of interest from securities issued by those two U.S. territories, South Carolina Revenue Ruling #91-15 specifically directs that interest derived from bonds issued by the Governments of Guam and the Virgin Islands is exempt from South Carolina income taxes.

   South Carolina Counsel expressed no opinion with respect to taxation under any other provisions of South Carolina law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other South Carolina tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Tennessee Risk Factors. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tennessee Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Tennessee Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Tennessee tax consequences to residents of the State of Tennessee of owning Units of a Tennessee Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Tennessee taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Tennessee tax counsel ("Tennessee Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Tennessee tax consequences under then-existing Tennessee income tax law to Unitholders subject to Tennessee income tax.

   The assets of the Trust will consist of bonds issued by the State of Tennessee or any county or any municipality or political subdivision thereof including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee (the "Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Tennessee Bonds, the "Bonds").

   Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Tennessee Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Tennessee Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

   Further, because this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

   Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Tennessee Counsel, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

   The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

   Tennessee Counsel rendered its opinion to the Trust at closing that, under then-existing Tennessee law:

     (1) For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, the Trust will not be subject to such taxes.

     (2) For Hall Income Tax purposes, a proportionate share of such distributions from the Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

     (3) For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

     (4) Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

     (5) For purposes of the Tennessee Property Tax, the Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

     (6) The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

   Tennessee Counsel expressed no opinion regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

   Tennessee Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Tennessee Counsel expressed no opinion with respect to taxation under any other provisions of Tennessee law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Tennessee tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Texas Risk Factors. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Texas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Texas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Texas tax consequences to residents of the State of Texas of owning Units of a Texas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Texas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Texas tax counsel ("Texas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Texas tax consequences under then-existing Texas law to Unitholders.

   Texas Counsel rendered its opinion to the Trust at closing that, under then-existing Texas law:

     (1) Neither Texas nor any political subdivision of Texas currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by Texas or any political subdivision of Texas;

     (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in Texas;

     (3) The "inheritance tax" of Texas, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

     (4) With respect to any Unitholder which is subject to Texas corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to Texas, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

   The opinion set forth in clause (2), above, was limited by Texas Counsel to the extent that Units of the Trust may be subject to property taxes levied in Texas if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or (iii), by an insurance company incorporated under the laws of Texas (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01) . Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

   For Texas tax reports due on or after January 1, 2008, Texas enacted the franchise margin tax, which reformed the Texas franchise tax and extended the tax to certain active businesses, broadened the tax base and lowered the tax rate. An entity subject to the franchise margin tax generally uses federal gross income (which would not include interest on obligations exempt from tax for federal income tax purposes or exempt-interest dividends derived therefrom) as the starting point for calculating its net taxable margin, which is then reduced by three possible calculations the lowest of which is the entity's net taxable margin. It is not likely that exempt interest distributed by the Trust would increase a Unitholder's franchise margin tax liability. However, Unitholders subject to the franchise margin tax should consult their tax advisors to determine whether, based on such Unitholder's individual circumstances, such Unitholder would be subject to the franchise margin tax with respect to respect to distributions from the Trust attributable to interest on the obligations held by the Trust or to dispositions of Trust assets, or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Texas state or local tax laws.

   Texas Counsel expressed no opinion with respect to taxation under any other provisions of Texas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Texas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Virginia Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Virginia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Virginia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Virginia tax consequences to residents of the State of Virginia of owning Units of a Virginia Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Virginia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Virginia tax counsel ("Virginia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Virginia tax consequences under then-existing Virginia income tax law to Unitholders subject to Virginia income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Virginia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Virginia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Virginia Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Virginia Unitholder, would be exempt from the income tax imposed by the State of Virginia that is applicable to individuals, trusts and estates (the "Virginia Personal Income Tax"). The opinion of Virginia Counsel did not address the taxation of persons other than full time residents of Virginia. Virginia Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, Virginia Counsel assumed that, with respect to the Virginia Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Virginia Bonds is exempt from the Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor Virginia Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, Virginia Counsel rendered its opinion to the Trust at closing that, under then-existing Virginia law:

     (1) The Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

     (2) Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

     (3) Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

     (4) The Virginia legislature has enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

     (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

   In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors.

   Virginia Counsel expressed no opinion with respect to taxation under any other provisions of Virginia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Virginia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   West Virginia Risk Factors. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   West Virginia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--West Virginia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the West Virginia tax consequences to residents of the State of West Virginia of owning Units of a West Virginia Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The West Virginia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special West Virginia tax counsel ("West Virginia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain West Virginia tax consequences under then-existing West Virginia income tax law to Unitholders subject to West Virginia income tax.

   The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds", and together with the West Virginia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor West Virginia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although West Virginia Counsel expressed no opinion regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

   At the time of closing for each Trust, West Virginia Counsel to the Trust rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

     (1) The Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

     (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

     (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

     (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

     (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust.

     (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

   West Virginia Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and West Virginia Counsel expressed no opinion with respect to taxation under any other provisions of West Virginia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other West Virginia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Regulated Investment Companies

   California Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--California Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   Unitholders of the Trust that are individuals may exclude from income for purposes of the California Personal Income Tax dividends received from the Trust that are properly designated by the Trust in a written notice mailed to the Unitholders as California exempt-interest dividends. The portion of the Trust's dividends designated as California exempt-interest dividends may not exceed the amount of interest the Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The Trust may designate California exempt-interest dividends only if the Trust qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California. Distributions from the Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that California exempt-interest dividends received by a Unitholder subject to the California Corporation Tax Law may be includible its gross income for purposes of determining its California franchise tax and its California income tax.

   Interest on indebtedness incurred or continued to purchase or carry Units of the Trust, if the Trust distributes California exempt-interest dividends during a year, is not deductible for purposes of the California Personal Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Colorado Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of a Colorado Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Colorado Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or a political subdivision thereof, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Colorado Bonds, such Colorado Bonds were either issued on or after May 1, 1980, or were issued before May 1, 1980 but the interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation, and (v) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Colorado.

   Under existing Colorado law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Colorado personal income tax (the "Personal Income Tax") and the Colorado corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Colorado Revised Statutes; however, some of such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax.

     (3) Each Unitholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax or the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Florida Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Florida tax consequences to residents of the State of Florida of owning Units of a Florida Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Florida taxing authorities could disagree with any conclusions set forth in this section.

   Florida does not currently impose an income tax on individuals. Florida formerly imposed an annual tax on intangible personal property held by individuals as of the first day of the calendar year. However, Florida repealed the annual intangible personal property tax effective January 1, 2007.

   Florida does impose an income tax on corporations and certain other entities and distributions from the Trust may be subject to this income tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Michigan Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Michigan Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Michigan tax consequences to residents of the State of Michigan of owning Units of a Michigan Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Michigan taxing authorities could disagree with any conclusions set forth in this section.

   At the time of closing, special Michigan tax counsel ("Michigan Counsel") to the Trust rendered an opinion addressing certain Michigan tax consequences under then-existing Michigan income tax law to Unitholders subject to Michigan income tax. In such opinion of Michigan Counsel at closing, the Trust and the owners of Units will be treated for purposes of the Michigan income tax laws in substantially the same manner as they are for purposes of the federal income tax laws.

   The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

   Michigan Unitholders who are subject to the Personal Income Tax will not be taxed on exempt-interest dividends to the extent such dividends are attributable to interest on obligations of Michigan and its political subdivisions. To the extent the distributions from the Trust are attributable to other sources, such distributions (including, but not limited to, long-term and short-term capital gains, interest on other obligations, and investment company taxable income, if any) may be subject to the Personal Income Tax. Michigan Unitholders should consult their tax advisors regarding the applicability of the Personal Income Tax to such distributions based on their individual circumstances.

   The Michigan Single Business Tax was repealed for tax years beginning after December 31, 2007.

   For tax years beginning after December 31, 2007, the Michigan Business Tax ("MBT") applies to all business activity of taxpayers subject to the MBT. The MBT is composed of two taxes: a business income tax on every taxpayer with business activity in Michigan and a modified gross receipts tax on every taxpayer with nexus to Michigan. The MBT generally excludes exempt-interest dividends derived from obligations of the Trust issued by Michigan and its political subdivisions. However, Unitholders subject to the MBT should consult their tax advisors to determine whether, based on such Unitholder's business activity in Michigan or other relevant factors under the MBT, such Unitholder would be subject to the MBT with respect to distributions from the Trust attributable to interest on the obligations held by the Trust, other income or gains of the trust (including long-term or short-term capital gains, interest, and other investment company taxable income, if any), or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Michigan state or local tax laws.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Michigan tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Missouri Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   This section summarizes some of the Missouri tax consequences to residents of the State of Missouri of owning Units of a Missouri Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Missouri taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Missouri or political subdivisions thereof (the "Missouri Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds" and together with the Missouri Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Missouri or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Missouri.

   Under existing Missouri law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Missouri income tax imposed on individuals, trusts, estates (the "Personal Income Tax") and the income tax imposed on certain corporations (the "Corporate Income Tax") (not including banking institutions, credit institutions, credit unions and savings and loan associations), provided the Trust designates such dividends in an annual notice mailed to Unitholders.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, generally will be subject to the Personal Income Tax.

     (3) Distributions from the Trust, including exempt-interest dividends attributable to interest on the Bonds, may be subject to the franchise taxes imposed on banking institutions, credit institutions, credit unions and savings and loan associations (the "Franchise Taxes").

     (4) Each Unitholder generally will be subject to tax for purposes of the Personal Income Tax and the Franchise Taxes on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax and the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Missouri tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New York Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--New York Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New York State and New York City tax consequences to residents of the State of New York and New York City of owning Units of a New York Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of New York or political subdivisions thereof (the "New York Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds", and together with the New York Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of New York or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of the State of New York and New York City.

   Under existing New York law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the New York State personal income tax imposed by Article 22 of the New York State Tax Law (the "State Personal Income Tax") and the personal income tax imposed by the City of New York under Section 11-1701 of the Administrative Code (the "City Personal Income Tax") .

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the State Personal Income Tax and the City Personal Income Tax.

     (3) Distributions, including exempt-interest dividends, distributed by the Trust will generally be subject to the New York State franchise tax imposed on domestic and foreign corporations by Article 9-A of the New York State Tax Law (the "State Corporate Tax") and the general corporation tax imposed by the City of New York on domestic and foreign corporations under Section 11-603 of the Administrative Code of the City of New York (the "City Corporate Tax").

     (4) Each Unitholder generally will be subject to tax for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New York State or New York City tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Ohio Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Ohio tax consequences to residents of the State of Ohio of owning Units of the Ohio IM-IT (the "Trust"), which is treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Ohio taxing authorities could disagree with any conclusions set forth in this section.

   In the opinion of Squire, Sanders & Dempsey L.L.P., special counsel to the Trust for Ohio tax matters ("Ohio Counsel") assuming the Trust continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of the Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions, then under existing law:

     (1) The Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

     (2) Distributions with respect to Units of the Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

     (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (4) Distributions properly attributable to interest on Territorial Obligations held by the Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (5) Distributions properly attributable to proceeds of insurance paid to the Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

     (6) Distributions of profit made on the sale, exchange or other disposition by the Trust of Ohio Obligations, including Distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

     (7) Receipts by the Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Trust are not subject to the Ohio commercial activity tax. Distributions from the Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Pennsylvania Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Pennsylvania Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Pennsylvania state and local tax consequences to residents of the State of Pennsylvania of owning Units of a Pennsylvania Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Pennsylvania taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds," and, collectively with the Pennsylvania Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or its municipalities, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes, (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Pennsylvania.

   Under existing Pennsylvania law at the time of closing, based on the advice of special Pennsylvania tax counsel to the Trust ("Pennsylvania Counsel"):

     (1) Exempt-interest dividends distributed by the Trust attributable to interest on the Bonds, net of Trust expenses, will be exempt from the personal income tax (the "Personal Income Tax") and the corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Pennsylvania Tax Reform Code of 1971, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Pennsylvania Bonds, net of Trust expenses, will be exempt from the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Puerto Rico Bonds may be subject to the Philadelphia School Tax.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax. Capital gain dividends distributed by the Trust will be exempt from the Philadelphia School Tax. Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Pennsylvania Bonds and capital gain dividends, will generally be subject to the Philadelphia School Tax.

     (3) Each Unitholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share. A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Share for more than six months. If, however, the Share was held by the Unitholder for six months or less, then the gains will be subject to the Philadelphia School Tax.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   Neither the Sponsor, nor its counsel, nor Pennsylvania Counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Pennsylvania state or local tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

EXPENSES
--------------------------------------------------------------------------------

   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. The Sponsor's, Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers or, if this category is not published, in a comparable category.

   Insurance. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This prospectus does not contain all the information set forth in the registration statements filed by your Trust with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 811-2590, 811-2870 and 811-2962). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul, Hastings, Janofsky & Walker LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


Contents of Prospectus Part II
  The Trusts                                     2
  Estimated Current and Long-Term Returns        6
  Public Offering                                6
  Rights of Unitholders                          8
  Insurance on the Bonds in the Insured Trusts  10
  Fund Administration                           11
  Federal Tax Status                            13
  State Trust Risk Factors and Tax Status       16
  Expenses                                      61
  Additional Information                        62
  Other Matters                                 62

Daily Prices
  o Call our 24-Hour Pricing Line
        (800) 953-6785
  o Visit our Unit Trusts Daily Prices Page http://www.invesco.com/UIT

Account Questions
  o Contact the Trustee
        (800) 856-8487

Learning More About Unit Trusts
  o Contact Van Kampen
        (630) 684-6000
  o Visit our Unit Trusts Internet Page
        http://www.invesco.com/UIT

Additional Information
  You may obtain an Information Supplement that provides more details about your trust and its policies.
  o Visit the SEC Internet Site
        http://www.sec.gov
  o Contact the Trustee
        (800) 856-8487




                                                                    U-SECPRO0511


                               Prospectus Part II
                                    May 2011


                        Insured Municipals Income Trust

                       Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series






INVESCO


                             Information Supplement

                         Insured Municipals Income Trust
                      Investors' Quality Tax-Exempt Trust
                 Van Kampen Focus Portfolios, Municipal Series
                    Van Kampen Unit Trusts, Municipal Series

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                                Table of Contents
                                                              Page

                Municipal Bond Risk Factors                      2
                Insurance on the Bonds                           6
                Portfolio Administration                        19
                Sponsor Information                             20
                Trustee Information                             20
                Termination of the Trust Agreement              21
                Description of Ratings                          22
                State Trust Risk Factors                        23




INVESCO




                          Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   General Obligation Bonds and Revenue Bonds. Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Housing Bonds. Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issuers and the ability of mortgage insurers to pay claims. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Health Care Bonds. Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Public Utility and Wholesale Electric Bonds. Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Water and Sewer Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Lease Obligation Bonds. Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefore. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Higher Educations and Public Education Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the availability and restrictions on the use of endowments and other funds, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Airport and Transportation Bonds. Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Waste Disposal Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Original Issue Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Zero Coupon Bonds. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Redemption or Sale Prior to Maturity. Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the Trusts.

   At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                             Insurance on the Bonds

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in certain Trusts, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers, if any, and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers, if any, are set forth in the prospectus. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is an insurance subsidiary of ACA Capital Holding, Inc. that is organized in the State of Maryland. ACA Financial Guaranty assumes credit risk through the issuance of financial guaranty insurance policies across all of its business lines. While ACA is subject to Standard & Poor's Ratings Services ("S&P") guidelines and capital adequacy tests which must be met in order to maintain a rating, as well as internal risk management parameters, its insured risk portfolio contains exposures of various credit qualities.

   On August 8, 2008, ACA Financial Guaranty and counterparties to its structured finance products reached an agreement on a restructuring plan for ACA Financial Guaranty. The plan, approved by the Maryland Insurance Administration, provided for settlement of the structured finance obligations and protection for ACA Financial Guaranty's municipal policyholders. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provide the former collateralized debt obligation ("CDO") counterparties and certain other counterparties with what amounts to a 95% economic interest in ACA Financial Guaranty. ACA Financial Guaranty continues to operate as a runoff insurance company and focus on actively monitoring its remaining insured municipal obligations. ACA Financial Guaranty's statutory capital of $174.7 million at September 30, 2008, was down from $414.8 million as of December 31, 2007, reflecting in part the cost of the settlement.

   On December 15, 2008, S&P raised the financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC, with a developing outlook. The upgrade reflects the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding CDO and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. At the same time, S&P also withdrew the ratings at ACA Financial Guaranty's request.

   The parent company of ACA Financial Guaranty ("ACA") maintains a website at www.aca.com. ACA makes available on their website, free of charge and as soon as reasonably practicable after they file with, or furnish to, the SEC, copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports. In addition, copies of their Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Policy Regarding Director Independence Determinations and the governing charters for each Committee of their Board of Directors are available free of charge on the website, as well as in print to any stockholder upon request. The public may read and copy materials they file with the SEC in person at the public reference facility maintained by the SEC at its public reference room at 100 F Street, NE, Washington, DC 20549, and copies of all or any part thereof may be obtained from that office upon payment of the prescribed fees. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and you can request copies of the documents, upon payment of a duplicating fee, by writing to the SEC. In addition, the SEC maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies, including ACA Financial Guaranty, that file electronically with the SEC.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated on April 29, 1991. Ambac's activities are divided into two business segments: (i) Financial Guarantee and (ii) Financial Services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance Corporation. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay principal and interest on its indebtedness and to pay its operating expenses.

   On June 5, 2008, S&P downgraded Ambac Assurance's insurance financial strength rating to AA from AAA, with negative implications. On June 19, 2008, Moody's downgraded Ambac Assurance's insurance financial strength rating from Aaa to Aa3, with a negative outlook. Moody's June 19, 2008 downgrade of Ambac Assurance's insurance financial strength rating reflects Ambac Assurance's overall credit profile in the current environment, including its significantly constrained new business prospects, its impaired financial flexibility and increased expected and stress loss projections among its mortgage-related risk exposures relative to previous estimates. Moody's noted, however, that these risks are mitigated somewhat by Ambac Assurance's substantive capital cushion at the current rating level and that this was an important consideration in arriving at the Aa3 insurance financial strength rating. On November 5, 2008, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Aa3 to Baa1, with a developing outlook, as a result of greater than expected mortgage-related losses in the third quarter. On November 19, 2008, S&P lowered its insurance financial strength rating of Ambac Assurance to A from AA, with a negative outlook. The November 19, 2008 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance's exposures in the U.S. residential mortgage sector and particularly the related collateralized debt obligation structures have been a source of significant and comparatively greater-than-competitor losses and will continue to expose the company to the potential for further adverse loss development. On April 13, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Baa1 to Ba3, with a developing outlook, reflecting Ambac Assurance's weakened business position and very constrained financial flexibility, as well as its weakened risk adjusted capitalization, as Moody's loss estimates on residential mortgage-backed securities ("RMBS") have increased significantly. In Moody's view, these higher loss estimates increase the estimated capital required to support Ambac Assurance's sizable direct RMBS portfolio (including securities owned as well as securities guaranteed) and also the insurer's large portfolio of ABS CDO risks. On June 24, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to BBB from A with negative implications. The June 24, 2009 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance is effectively in runoff and the likelihood of the company continuing as an operating entity capable of writing new business has decreased significantly. On July 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to CC from BBB, with a developing outlook. The July 28, 2009 rating action on Ambac Assurance reflects S&P's view of the significant deterioration in the Ambac Assurance's insured portfolio of nonprime RMBS and related CDOs, which has required the company to strengthen reserves to account for higher projected claims. In S&P's view, the additional reserves will have a significant negative effect on operating results, which will likely cause surplus to decline to below regulator-required minimums. On July 29, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Ba3 to Caa2, with a developing outlook, reflecting Moody's belief that, as a result of Ambac Assurance's recently announced large loss reserve increase and credit impairment charge estimated for the second quarter of 2009 which would reduce Ambac Assurance's regulatory capital to levels below the required minimum threshold, there will be increased pressure on Ambac Assurance's counterparties to commute outstanding exposures on terms that could imply a distressed exchange. On March 25, 2010, S&P revised the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). S&P's March 25, 2010 rating action resulted following a directive by the Commissioner of Insurance of the State of Wisconsin to Ambac Assurance to establish a segregated account for certain insured exposure, primarily policies related to credit derivatives, RMBS, and other structured finance transactions. On March 26, 2010, Moody's placed the Caa2 insurance financial strength rating of Ambac Assurance on review for possible upgrade.

   There have been a number of recent developments with respect to ratings actions by the rating agencies. In light of the ongoing nature of ratings actions or announcements by the rating agencies, one should consult announcements by the rating agencies, the websites of the rating agencies and Ambac's website for the then current publicly available information. As a result of these rating agency actions, as well as investor concern with respect to these actions, Ambac Assurance and its operating subsidiaries have been able to originate only a de minimis amount of new financial guarantee business since November 2007, and no new business in 2009. As a result, Ambac is no longer competing for new business.

   On March 25, 2010, Ambac announced that, at the direction of the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"), Ambac Assurance has established a segregated account for certain of its liabilities, primarily policies related to credit derivatives, RMBS and other structured finance transactions. This action derives from OCI's view that immediate action is necessary to address Ambac Assurance's financial position. In conjunction with the establishment of the segregated account, OCI has commenced rehabilitation proceedings with respect to liabilities contained in the segregated account in order to facilitate an orderly run-off and/or settlement of those specific liabilities. Pursuant to the verified petition filed on March 24, 2010 by OCI in connection with the rehabilitation proceedings with respect to the segregated account, OCI has stated that within approximately six months it will seek the rehabilitation court's approval for a plan of rehabilitation in connection with the segregated account. In addition, Ambac announced that it has reached a non-binding agreement on the terms of a proposed settlement agreement with several counterparties to commute substantially all of its remaining CDOs of ABS.

   On November 8, 2010, Ambac announced that it has filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Ambac will continue to operate in the ordinary course of business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

   Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. Statutory capital and surplus was $801,869,000 (unaudited) and $1,554,448,000 at December 31, 2009 and 2008, respectively. Qualified statutory capital was $1,154,037,000 (unaudited) and $3,484,057,000 at December 31, 2009 and 2008, respectively. Statutory net loss for Ambac Assurance was $2,479,612,000 (unaudited) and $4,034,666,000 for 2009 and 2008, respectively.

   Ambac is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read and copied at the SEC's public reference room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including Ambac Company. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty") and Assured Guaranty Municipal Corp. ("Assured Municipal") (formerly Financial Security Assurance, Inc. ("FSA")). Assured Guaranty, a subsidiary of Assured Guaranty Ltd. ("Assured"), is organized in the State of Maryland and provides financial guaranty insurance to both the municipal and structured finance sectors. Assured Municipal, also a subsidiary of Assured, is a separately capitalized company organized in the State of New York and provides municipal bond insurance.

   On July 1, 2009, Assured completed the purchase of Financial Security Assurance Holdings Ltd. ("FSAH"), the parent of financial guaranty insurance company, FSA, from Dexia Holdings Inc. (the "FSAH Acquisition"). Effective November 9, 2009, FSA was renamed Assured Guaranty Municipal Corp. In certain states, Assured Guaranty Municipal Corp. may operate under its prior name, Financial Security Assurance Inc.

   On July 1, 2009, S&P published a Research Update in which it affirmed its "AAA" counterparty credit and financial strength ratings on Assured Guaranty and Assured Municipal. At the same time, S&P revised its outlook on Assured Guaranty to negative from stable and continued its negative outlook on Assured Municipal. S&P cited as a rationale for its actions the large single risk concentration exposure that Assured and Assured Municipal retain to Belgium and France related to the residual exposure to FSAH's financial products segment prior to the posting of collateral by Dexia S.A., a Belgian corporation, in October 2011, all in connection with the FSAH Acquisition. On October 25, 2010, S&P lowered the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA+ from AAA, with a stable outlook. The downgrades reflect S&P's view of a struggling financial guarantee market, each company's weak statutory operating performance, and also the quality of each company's capital within S&P's capital adequacy analysis.

   On November 21, 2008, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aaa to Aa2, primarily reflecting Moody's updated view on Assured Guaranty's exposure to weakness inherent in the financial guaranty business model. Also on November 21, 2008, Moody's downgraded the insurance financial strength rating of FSA from Aaa to Aa3, reflecting Moody's view of FSA's diminished business and financial profile resulting from its exposure to losses on U.S. mortgage risks and disruption in the financial guaranty business more broadly. On November 12, 2009, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aa2 to Aa3, with a negative outlook. Moody's November 12, 2009 downgrade results from Moody's review of the performance of Assured's mortgage-backed securities ("RMBS") exposures. Moody's said that adverse trends in RMBS loss estimates have had varying effects on Assured's main insurance subsidiaries.

   For the fiscal year ended December 31, 2008, Assured reported 2008 net income of $68.9 million, an increase of $372.2 million over the net loss of $303.3 million that Assured reported for 2007. The improvement in 2008 was principally due to the change in unrealized gains and losses on credit derivatives. Assured had after-tax unrealized gains on credit derivatives of $57.1 million ($0.64 per diluted share) in 2008 as compared to after-tax unrealized losses on credit derivatives of $480.0 million ($7.06 per diluted share) in 2007. Operating income was $74.5 million in 2008, a decrease of 58% from $178.0 million in 2007. Operating income in 2008 benefited from a $102.1 million increase in net earned premiums and a $34.5 million increase in net investment income compared to 2007 as a result of the growth of Assured's financial guaranty business in 2008. However, the increase in net earned premiums and net investment income was more than offset by a $260.0 million increase in loss and loss adjustment expenses ($201.7 million after-tax) and a $40.1 million increase in incurred losses on credit derivatives ($30.9 million after tax) compared to 2007. In both periods, the majority of the loss and loss adjustment expenses and incurred losses on credit derivatives were largely associated, either directly or indirectly, with the credit deterioration of U.S. residential mortgage-backed securities.

   In January 2009, Assured Guaranty finalized an agreement with CIFG Assurance North America, Inc. to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. Assured Guaranty received $75.6 million, which included $85.7 million of upfront premiums net of ceding commissions and approximately $12.2 million of future installments related to this transaction.

   Assured maintains a website at www.assuredguaranty.com, and makes available on their website, free of charge and as soon as reasonably practicable after they file with, or furnish to, the SEC, copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports. In addition, copies of their Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Policy Regarding Director Independence Determinations and the governing charters for each Committee of their Board of Directors are available free of charge on the website, as well as in print to any stockholder upon request. The public may read and copy materials they file with the SEC in person at the public reference facility maintained by the SEC at its public reference room at 100 F Street, NE, Washington, DC 20549 and copies of all or any part thereof may be obtained from that office upon payment of the prescribed fees. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and you can request copies of the documents, upon payment of a duplicating fee, by writing to the SEC. In addition, the SEC maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies, including Assured, that file electronically with the SEC.

   The information contained above relating to Assured Guaranty and Assured Municipal and their parent company, Assured, is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007, to insure municipal and state bonds initially in New York, and later in states including California, Puerto Rico, Texas, Illinois, and Florida. On February 12, 2008, CEO Warren Buffett announced a plan to add up to $5 billion in capital to BHAC to enable it to provide reinsurance on municipal bonds currently guaranteed by Ambac, MBIA, and FGIC.

   Berkshire is a holding company owning subsidiaries engaged in a number of diverse business activities. The most important of these are insurance businesses conducted on both a primary basis and a reinsurance basis. Berkshire also owns and operates a large number of other businesses engaged in a variety of activities, as identified herein. Berkshire is domiciled in the state of Delaware, and its corporate headquarters is located in Omaha, Nebraska.

   Berkshire's insurance companies maintain capital strength at exceptionally high levels. This strength differentiates Berkshire's insurance companies from their competitors. Collectively, the aggregate statutory surplus of Berkshire's U.S. based insurers was approximately $51 billion at December 31, 2008 and $62 billion at December 31, 2007. The decline in statutory surplus in 2008 was primarily due to declines in market values of equity securities. On April 11, 2008, S&P assigned an initial rating of AAA to BHAC's insurance financial strength, with a stable outlook. On April 25, 2008, Moody's assigned an initial rating of Aaa to BHAC's insurance financial strength, with a stable outlook. On April 8, 2009, Moody's downgraded the insurance financial strength rating of BHAC from Aaa to Aa1, with a stable outlook. This downgrade reflects Moody's view concerning "the impact on Berkshire's key businesses of the severe decline in equity markets over the past year as well as the protracted economic recession." Moody's noted that Berkshire is also exposed to heightened volatility in its earnings and capital base related to market value fluctuations within its large portfolio of equity derivatives. On February 4, 2010, S&P lowered the financial strength rating of BHAC from AAA to AA+, with a stable outlook. The February 4, 2010 rating action was taken in anticipation of Berkshire's acquisition of Northern Santa Fe Corporation reflecting S&P's expectation that a significant part of the internal cash for the acquisition will come from Berkshire's core insurance operations and that Berkshire's overall capital adequacy has weakened to levels no longer consistent with a AAA rating and is not expected to return to extremely strong levels in the near term.

   As of December 31, 2008, Berkshire had total assets of $267 billion and total liabilities of $154 billion.

   The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG, through its operating companies CIFG Assurance North America, Inc., a New York corporation, and CIFG Europe, provides financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world.

   On March 6, 2008, Moody's downgraded the insurance financial strength ratings of CIFG from Aaa to A1, with a stable outlook. This rating action reflects Moody's assessment of CIFG's weakened capitalization, impaired business opportunities, and uncertain strategic direction, as a result, in part, of its exposures to the U.S. residential mortgage market. Moody's believed that CIFG's significant exposure to the mortgage sector, especially ABS CDOs is indicative of a risk posture far greater than would be consistent with a Aaa rating going forward. The company's participation in several mezzanine ABS CDOs, in particular, contributed to this view. The rating agency noted that CIFG is implementing significant changes to its governance and risk management to address some of the shortcomings of its prior strategy. Moody's added that CIFG, as the smallest and most recent entrant to the financial guaranty sector, has not yet established a market position on par with its larger competitors and that the ongoing credit stress at the firm significantly weakened its franchise, raising questions about the degree to which it will be able to regain market traction within a reasonable timeframe. CIFG's profitability is likely to remain weak over the near to intermediate term, particularly given the losses that are likely to be generated by its insurance portfolio, the expected reduced issuance volume, and the limited in-force book of business, said Moody's. On May 20, 2008, Moody's downgraded the insurance financial strength ratings of CIFG to Ba2 from A1, with direction uncertain, reflecting the high likelihood that, absent material developments, the company will fail minimum regulatory capital requirements in New York and Bermuda due to expected significant increases in modeled loss reserves on ABS CDOs. In Moody's view, the breach of such regulatory capital requirements would put the company in a precarious position, especially in light of the solvency provisions embedded in its CDS exposures. On October 28, 2008, Moody's downgraded the insurance financial strength rating of CIFG from Ba2 to B3, with direction uncertain, reflecting Moody's expectation of substantially higher mortgage-related losses arising from CIFG's insured portfolio, as well as the possibility that certain troubled exposures could be commuted. On January 22, 2009, Moody's upgraded the insurance financial strength rating of CIFG from B3 to Ba3, with a developing outlook, reflecting the strengthened capital adequacy profile of CIFG following its restructuring and the commutation of substantially all of its ABS CDO risks. Also on January 22, 2009, S&P raised the insurance financial strength rating of CIFG to BB from B, with a developing outlook. S&P's January 22, 2009 upgrade results from the completion of CIFG's restructuring plan involving key policyholders, creditors, and equity owners (counterparties) who had hedged their ABS CDO and commercial real estate CDO exposures with CIFG and which were significantly affected by defaults and downgrades of the underlying collateral. On June 15, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of CIFG to CC from BB, with a negative outlook, reflecting S&P's view of the significant deterioration in the company's insured portfolio of nonprime residential mortgage-backed securities, which has necessitated that CIFG strengthen reserves to account for the higher projected claims. On August 20, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Ba3to Caa2, resulting from significant deterioration in the company's remaining insured portfolio since January, 2009 when CIFG initiated a broad restructuring. On November 11, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Caa2 to Ca. Also on November 11, 2009, Moody's announced that it will withdraw the insurance financial strength rating of CIFG. The November 11, 2009 rating actions reflect Moody's view that material deterioration in CIFG's insured portfolio adversely affected the guarantor's capital adequacy profile and Moody's believes that CIFG may no longer have sufficient financial resources to pay all insurance claims.

   As of December 31, 2008, CIFG had net admitted assets of $306 million and total liabilities of $306 million. As of March 31, 2009, total surplus as regards policyholders increased from a negative ($2.6) billion in 2008 to $87.9 million in 2009. The increase in surplus was due to the commutation and capital contribution described above, offset by continued deterioration that resulted in higher loss reserves on the remaining insured portfolio. Additionally, surplus was also reduced due to the reinsurance agreement with Assured Guaranty which closed in January 2009. Under the reinsurance agreement, Assured Guaranty agreed to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. CIFG's surplus position as of March 31, 2009 caused the company to fail aggregate, and single-risk statutory capital requirements.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

   The deterioration in the U.S. housing and mortgage markets and the global credit markets, which accelerated in the fourth quarter of 2007 and continued throughout 2008, has adversely affected the company's business, results of operations and financial condition. Specifically, the company incurred significant losses related to its exposure to certain collateralized debt obligations of asset-backed securities, which are backed primarily by subprime residential mortgage-backed securities, and to certain residential mortgage-backed securities, primarily backed by second-lien mortgages. As a result of these losses, FGIC's statutory capital and surplus position was substantially reduced below historical levels. In addition, the company's financial strength and credit ratings were downgraded by various rating agencies during 2008. The company has ceased writing new business and does not currently have any plans to recommence writing new financial guarantee business in the foreseeable future and there can be no assurance that the company will ever be able to recommence writing new business.

   Prior to the fourth quarter of 2007, FGIC's financial strength was rated "Aaa" by Moody's "AAA" by S&P, and "AAA" by Fitch Ratings, Inc. ("Fitch"). Moody's, S&P and Fitch have since completed several assessments of FGIC's capital adequacy in relation to the company's exposure to ABS CDOs which are backed primarily by subprime RMBS, and its exposure to first-lien and second-lien RMBS. As a result of these assessments, Moody's, S&P and Fitch downgraded the financial strength ratings of FGIC. As of March 31, 2008, Fitch had downgraded FGIC from AA to BBB with Rating Watch Negative; Moody's had downgraded FGIC from A3 to Baa3; and S&P had downgraded FGIC from A to BB. On June 20, 2008, Moody's downgraded the insurance financial strength rating of FGIC from Baa3 to B1, reflecting FGIC's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. The financial strength ratings downgrades have adversely impacted the company's ability to generate new business and, unless restored, will impact the company's future business, operations and financial results. On November 24, 2008, S&P lowered its insurance financial strength rating of FGIC to CCC from BB, with a negative outlook. S&P's November 24, 2008 downgrade results from FGIC's exposure to nonprime and second-lien mortgages and related collateralized debt obligations of asset-backed securities. On December 19, 2008, Moody's downgraded the insurance financial strength rating of FGIC from B1 to Caa1, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio and the constrained liquidity and financial flexibility of the holding company. On March 24, 2009, Moody's downgraded the insurance financial strength rating of FGIC from Caa1 to Caa3, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio, insufficient claims paying resources to cover Moody's estimate of expected loss, and the constrained liquidity and financial flexibility of FGIC's holding company. Also on March 24, 2009, Moody's withdrew the insurance financial strength rating of FGIC. On April 22, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of FGIC to CC from CCC, with a negative outlook. Also on April 22, 2009, S&P withdrew the ratings on FGIC and the counterparty credit rating on the holding company, FGIC Corporation because of S&P's expectation that timely and comprehensive financial information will no longer be available.

   As of December 31, 2008, FGIC had net admitted assets of approximately $4,947 million and total liabilities of approximately $4,955 million. Statutory-basis surplus of FGIC at December 31, 2008 was $505.5 million.

   On November 24, 2009, FGIC announced that pursuant to an order of the New York Insurance Department, the company must suspend any and all claims payments until it has removed the impairment of its capital and restored to compliance its minimum surplus to policyholders requirement.

   Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017,
Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   National Public Finance Guarantee Corporation ("National Guarantee") (formerly MBIA Insurance Corp. of Illinois ("MBIA Illinois")). MBIA, Inc., a Connecticut corporation, conducts its financial guarantee business through though its wholly-owned subsidiaries MBIA Insurance Corporation ("MBIA Corp.") and MBIA Illinois. MBIA Corp. is the successor to the business of the Municipal Bond Insurance Association, which began writing financial guarantees for municipal bonds in 1974. MBIA Corp. is the parent of MBIA Capital Markets Assurance Corporation ("CapMAC"), a financial guarantee insurance company that was acquired by MBIA Corp.

   On June 5, 2008, S&P downgraded MBIA Corp.'s insurance financial strength rating to AA from AAA. On June 19, 2008, Moody's downgraded the insurance financial strength ratings of MBIA Corp. and its insurance affiliates from Aaa to A2. Moody's June 19, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s limited financial flexibility and impaired franchise, as well as the substantial risk within its portfolio of insured exposures and a movement toward more aggressive capital management within the group. On November 7, 2008, Moody's downgraded the insurance financial strength rating of MBIA Corp. and its insurance affiliates from A2 to Baa1, with a developing outlook. Moody's November 7, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s diminished business and financial profile resulting from its exposure to losses from U.S. mortgage risks and disruption in the financial guaranty business more broadly. On February 18, 2009, Moody's downgraded the insurance financial strength rating of MBIA Corp. from Baa1 to B3, with a developing outlook, reflecting MBIA Corp.'s substantial reduction in claims-paying resources relative to the remaining higher-risk exposures in its insured portfolio, given the removal of capital, and the transfer of unearned premium reserves associated with the ceding of its municipal portfolio to MBIA Illinois, as well as the continued deterioration of MBIA Corp.'s insured portfolio of largely structured credits, with stress reaching sectors beyond residential mortgage-related securities. Also on February 18, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB+ from AA, with a negative outlook. The February 18, 2009 rating action on MBIA Corp. reflects S&P's view that MBIA Corp.'s retained insured portfolio lacks sufficient sector diversity and with time could become more concentrated, and that MBIA Corp.'s 2005-2007 vintage direct RMBS, CDO of ABS, and other structured exposures are subject to continued adverse loss development that could erode capital adequacy. At the same time, S&P lowered the counterparty credit and financial strength ratings of MBIA Illinois to AA- from AA, reflecting MBIA Illinois's uncertain business prospects and capital. On June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB from BBB+, with a negative outlook, resulting from MBIA Corp.'s increased loss assumptions on its 2005-2007 vintage direct RMBS and CDO of ABS and a change in the assumed tax benefit of tax-loss carryforwards. Also on June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from AA-, with a negative outlook, reflecting S&P's view of National Guarantee's uncertain business and capital-raising prospects. On September 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BB+ from BBB, with a negative outlook, reflecting S&P's view that macroeconomic conditions continue to contribute to losses on the group's structured finance products. On December 22, 2010, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to B from BB+, with a negative outlook, reflecting S&P's stress-case loss projections for MBIA Corp.'s CDOs of ABS and commercial real estate related exposures, which are significantly higher than previously projected and significantly exceed MBIA Corp.'s capital resources. Also on December 22, 2010, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to BBB from A, with a developing outlook. The December 22, 2010 ratings action on National Guarantee is related to the rating action on MBIA Corp. and reflects S&P's view that because National Guarantee and MBIA Corp. are both the subjects of litigation that seeks to void the restructuring undertaken in 2009 that split off the municipal business formerly insured by MBIA Corp. and related capital into National Guarantee there is a risk that the two companies could be recombined or that National Guarantee would be required to bolster MBIA Corp.'s capital.

   Virtually all of the insurance policies issued by MBIA Corp. provide an unconditional and irrevocable guarantee of the payment to a designated paying agent for the holders of the insured obligations of an amount equal to the payment of the principal of, and interest or other amounts owing on, insured obligations when due or, in the event that MBIA Corp. has the right, at its discretion, to accelerate insured obligations upon default or otherwise, upon such acceleration by MBIA Corp. In addition, certain of MBIA Corp.'s insurance policies guarantee payments due under credit or other derivatives, including termination payments that may become due upon the occurrence of certain events. On February 25, 2008, MBIA Corp. announced that it ceased insuring new credit derivative contracts within its insurance operations except in transactions related to the reduction of existing derivative exposure. In the event of a default in payment of principal, interest or other insured amounts by an issuer, MBIA Corp. promises to make funds available in the insured amount generally on the next business day following notification. MBIA Corp. generally has an agreement with a bank which provides for this payment upon receipt of proof of ownership of the obligations due, as well as upon receipt of instruments appointing the insurer as agent for the holders and evidencing the assignment of the rights of the holders with respect to the payments made by the insurer.

   Because MBIA Corp. generally guarantees to the holder of the underlying obligation the timely payment of amounts due on such obligation in accordance with its original payment schedule, in the case of a default on an insured obligation, payments under the insurance policy cannot be accelerated against MBIA Corp., except in certain limited circumstances, unless MBIA Corp. consents to the acceleration. In the event of a default, however, MBIA Corp. may have the right, in its sole discretion, to accelerate the obligations and pay them in full. Otherwise, MBIA Corp. is required to pay principal, interest or other amounts only as originally scheduled payments come due. Typically, even if the holders are permitted by the terms of the insured obligations to have the full amount of principal, accrued interest or other amounts due, declared due and payable immediately in the event of a default, MBIA Corp. is required to pay only the amounts scheduled to be paid, but not in fact paid, on each originally scheduled payment date. MBIA Corp.'s payment obligations after a default vary by deal and by insurance type. There are three primary types of policy payment requirements: i) timely interest and ultimate principal; ii) ultimate principal only at final maturity; and iii) payments upon settlement of individual collateral losses as they occur upon erosion of deal deductibles.

   At December 31, 2008, the net par amount outstanding on MBIA Corp.'s insured U.S. public finance obligations (including obligations assumed from FGIC) was $554 billion. At December 31, 2008, net insurance in force, which includes all insured debt service, was $908 billion. At December 31, 2008, the net par amount outstanding on MBIA Corp.'s insured obligations, including insured obligations of MBIA UK, MBIA Mexico, and CapMAC but excluding obligations that were ceded or assigned to MBIA Illinois as of January 1, 2009 and also excluding $8.4 billion of MBIA insured investment agreements and medium-term notes for MBIA Asset Management, LLC ("MBIA Asset Management") was $233 billion. Net insurance in force for the above portfolio, which includes all insured debt service, at December 31, 2008 was $290 billion.

   As of December 31, 2008, MBIA, Inc. had admitted assets of $30 billion (unaudited), total liabilities of $29 billion (unaudited), and total capital and surplus of $3.5 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. MBIA, Inc. recorded a net loss of $2.7 billion, or $12.29 per share, for the full year 2008, compared with a net loss of $1.9 billion, or $15.17 per share, for the full year 2007.

   On February 18, 2009, MBIA, Inc., the parent company of MBIA, announced the restructuring of its financial guaranty insurance operations following the approval of the New York and Illinois insurance regulators. The restructuring involves the segregation of its financial guaranty insurance operations into two separately capitalized sister companies, with MBIA Illinois assuming the risk associated with its U.S. municipal exposures, and with MBIA insuring the remainder of the portfolio, including all international and structured finance exposures. Business recently ceded to MBIA from FGIC has been assigned to MBIA Illinois. To provide additional protection for its municipal bond policyholders, MBIA Illinois has also issued second-to-pay policies for the benefit of the policyholders covered by the reinsurance and assignment. The second-to-pay policies, which are a direct obligation of MBIA Illinois, will be held by The Bank of New York Mellon as insurance trustee. These policies provide that if MBIA or FGIC, as applicable, do not pay valid claims of their policyholders, the policyholders will then be able to make a claim directly against MBIA Illinois under the second-to-pay policies. MBIA Illinois intends to apply for approval to redomesticate from Illinois to New York. On March 19, 2009, MBIA Illinois formally changed its name to National Public Finance Guarantee Corporation. National Guarantee is a wholly owned subsidiary of MBIA, Inc. and independently capitalized with $5.5 billion in claims-paying resources as of June 30, 2009. In certain states, National Public Finance Guarantee Corporation may operate under its prior name, MBIA Insurance Corp. of Illinois.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. ("Radian Group") is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Financial guaranty insurance typically provides an unconditional and irrevocable guaranty to the holder of a financial obligation of full and timely payment of principal and interest when due.

   On March 12, 2009, Moody's downgraded the insurance financial strength rating of Radian, as well as the ratings of its operational affiliates, from A3 to Ba1, with a stable outlook, reflecting the substantial deterioration in the credit profile of Radian Guaranty, the group's main mortgage insurance operating company and parent of Radian, coupled with increased loss estimates on Radian's pooled corporate exposures. On November 24, 2009, S&P lowered the financial strength, financial enhancement, and corporate credit ratings of Radian to BB from BBB-and left the ratings on CreditWatch with negative implications, reflecting S&P's view that adverse loss development in Radian's insured portfolio has resulted in higher capital charges and could result in further losses.

   As of December 31, 2008, Radian had total assets of $8.1 billion, total liabilities of $6.1 billion, and had statutory policyholders' surplus of $968 million and a contingency reserve of $515 million.

   The information relating to Radian and its affiliates contained above has been furnished by Radian or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Syncora Guarantee Inc. ("Syncora Guarantee") (formerly XL Capital Assurance Inc. ("XLCA")). On March 17, 2006, XL Capital Ltd formed Syncora Holdings Ltd ("Syncora Holdings"), (formerly known as Security Capital Assurance Ltd), as a wholly-owned Bermuda based subsidiary holding company. On July 1, 2006, XL Capital Ltd contributed all its ownership interests in its financial guarantee insurance and financial guarantee reinsurance operating businesses to Syncora Holdings. The aforementioned operating businesses included Syncora Guarantee.

   In February 2008, Moody's downgraded the insurance financial strength ratings of XLCA to A3 from Aaa. On June 20, 2008, Moody's downgraded the insurance financial strength rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On October 24, 2008, Moody's downgraded the insurance financial strength rating of Syncora Guarantee Inc. ("Syncora Guarantee", formerly XLCA). On November 18, 2008, S&P lowered its insurance financial strength rating of Syncora Guarantee to B from BBB- with developing expectations. S&P's November 18, 2008 downgrade resulted from the Syncora Guarantee's delay in implementing its restructuring plan and slow progress in its negotiations with counterparties of its collateralized debt obligation of asset-backed securities exposure. On January 29, 2009, S&P lowered the issuer credit and financial strength ratings of Syncora Guarantee to CC from B, with a negative outlook. S&P's January 29, 2009 downgrade resulted from S&P's recent update to its distressed exchange criteria. On March 9, 2009, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from Caa1 to Ca, with a developing outlook, as a result of the large loss reserve and credit impairment charges taken by Syncora Guarantee on its mortgage-related exposures during the fourth quarter, which have resulted in a $2.4 billion statutory deficit at Syncora Guarantee as of December 31, 2008. Moody's said that Syncora Guarantee's capital position is now below minimum statutory capital regulations under New York law, which heightens the risk of regulatory action. On April 27, 2009, S&P revised the financial strength and financial enhancement ratings of Syncora Guarantee to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). Also on April 27, 2009, S&P revised the counterparty credit rating of Syncora Guarantee to D from CC (an issuer rated "D" by S&P has failed to pay one or more of its financial obligation when it became due). S&P's April 27, 2009 rating actions resulted from Syncora Guarantee's announcement that pursuant to an order of the New York Insurance Department, the company must suspend any and all claims payments until it has restored its policyholders' surplus to a level greater than or equal to $65 million, the minimum the state requires.

   As a result of the material increase in adverse development relating to anticipated claims on its guarantees of ABS CDOs and reserves for unpaid losses and loss adjustment expenses on its guarantees of RMBS recorded during 2008, Syncora Guarantee reported a statutory policyholders' deficit of $2.4 billion as of December 31, 2008. Operating expenses were $230.8 million for the year ended December 31, 2008, an increase of $131.9 million or 133.4%, as compared to $98.9 million for 2007.

   The public can read and copy any materials Syncora Holdings files with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800- SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers, including Syncora Holdings, that file electronically with the SEC. The address of the SEC's website is http://www.sec.gov. Syncora Holdings' Internet website address is http://www.syncora.com. The information contained on Syncora Holdings' website is not incorporated by reference into this Annual Report on Form 10-K or any other of Syncora Holdings' documents filed with or furnished to the SEC. Syncora Holdings makes available free of charge, including through Syncora Holdings' Internet website, Syncora Holdings' Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

   The information relating to Syncora Guarantee and its affiliates contained above has been furnished by Syncora Guarantee or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers, if any, have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust, if any, is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had an S&P "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by S&P) may or may not have a higher yield than uninsured bonds rated "AAA" by S&P. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers, if any, are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer, if any, has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefore. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefore within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                              Sponsor Information

   Van Kampen Funds Inc. is the Sponsor of the Trusts. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts and has extensive capabilities for managing institutional portfolios. Van Kampen Investments is an indirect wholly owned subsidiary of Invesco Ltd. ("Invesco"), a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. On June 1, 2010, Invesco completed the previously announced acquisition of the retail asset management business, including Van Kampen Investments, from Morgan Stanley & Co. Incorporated. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of June 30, 2010, the total stockholders' equity of Van Kampen Funds Inc. was $62,918,885 (unaudited). The current assets under management and supervision by Invesco and its affiliates were valued at approximately $641.9 billion as of March 31, 2011. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Invesco's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                              Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, an IM-IT Laddered Series, an Investment Grade Municipal, an Investment Grade Municipal Limited Maturity Trust, an IM-IT Discount, a U.S. Territorial IM-IT, a High Grade Tax-Exempt Bond Trust, 20+ Year Series, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of a Strategic Municipal Trust Intermediate Series, an IM-IT Limited Maturity Trust, an IM-IT Intermediate Trust, a State Intermediate Trust, a State Intermediate Laddered Maturity Trust, an IM-IT Short Intermediate Trust, an Investment Grade Municipal Intermediate Trust and a Quality Municipals Income Trust Limited Maturity Series. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust, if any, is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            State Trust Risk Factors

   Arizona Risk Factors

   Economic Condition and Outlook. The Arizona Department of Commerce, Research Administration's ("RA") updated forecast projects a continued loss of nonfarm jobs for the calendar years 2008-09 forecast period, with a decrease of more than 47,000 jobs (-1.8 percent).

   For 2008, RA forecasts a loss of 34,000 jobs (-1.3 percent), and in 2009, RA projects employment reductions of 13,500 (-0.5 percent). In contrast, the previous forecast released in May 2008 projected a loss of 9,200 nonfarm jobs (-0.3 percent) for the entire two-year forecast period. Global Insight, a major economics forecasting and consulting firm based in Waltham, Massachusetts, projects that national nonfarm employment will remain unchanged in 2008 and then have a slight loss of 150,000 jobs (-0.1 percent) in 2009. RA expects an Arizona recovery will be delayed until late 2009 and early 2010 because of higher commodity prices (especially for food and energy), stagnant incomes, and the effects of the crisis in finance and housing. Stagnant incomes and rising prices have reduced the real spending power of the consumer and damaged the industries dependent on consumer spending such as trade, transportation, leisure, and hospitality.

   Indicators of the continued downturn in the housing market include rising rates of mortgage foreclosures, declining sales of new and existing homes, higher inventories of unsold houses, falling housing starts, and a continued decline in home prices. The reduction of credit availability, as a result of widening financial market instability, has served to compound the downturn in housing by increasing the difficulty in securing home loans for many buyers. As a result of tighter credit, less money is available to make loans, not only for houses, but also other consumer and business purchases. Because of this reduced spending, firms are expected to decrease output and employment.

   Unfortunately, the current financial crisis has spread to other parts of the world and is contributing to the slowdown in global economic growth. Besides financial turbulence, higher commodity prices (especially for food and energy) have also contributed to a global economic slowdown. RA projects economic and financial problems in Asia and Europe will impact Arizona by reducing demand for the State's exports and limiting the supply of imported capital available for domestic lending.

   As a result of worsening problems in the financial and housing markets, job losses in construction are projected to deepen during the 2008-09 forecast period to number more than 44,000, or a decline of almost 20 percent. RA projects a loss of 31,000 jobs in 2008 and 13,000 jobs for 2009. The downturn in the construction industry is projected to contribute to the reduction of employment in the professional and business services industry group. Companies in this major industry group hire many construction employees through the employment services sector, with its many contract and temporary labor service firms. As a result, RA projects a loss of more than 7,000 jobs (-1.9 percent) for the forecast period.

   Job losses in financial activities are forecast to total more than 10,000 jobs (-5.7 percent) from 2008 to 2009. Recent merger and acquisition activity in the financial services industry is projected to contribute to employment decreases.

   Slowing economic growth in the domestic and international economy has reduced the demand for goods produced in Arizona's factories. RA forecasts a reduction of almost 6,000 jobs (-3.3 percent), in manufacturing in 2008 and 2009 as a consequence of decreased demand.

   The trade, transportation, and utilities industry group is forecast to have job losses as a result of curtailed business and consumer spending in response to the economic downturn. During the forecast period, RA projects that total job decreases will number 7,000 (-1.3 percent).

   The other services industry group is projected to have a total reduction of 1,600 jobs (-1.7 percent) over the two-year period. Increased demand for repair services, however, is forecast to bolster this major industry as a result of financially stressed businesses and consumers delaying the purchases of new equipment and machinery. Information job reductions are forecast to number 1,400 (-3.3 percent) in 2008 and 2009.

   The educational and health services industry group is projected to have the largest job growth of any major industry group with a gain of more than 18,000 jobs (6.1 percent) in the forecast period. Despite a growing and aging population, the growth rate is forecast to slow as a consequence of the current economic downturn.

   Employment gains in the public sector are forecast to number 7,500 (1.80 percent) in 2008 and 2009. The reduction in government tax revenue as a result of a slowing economy is forecast to sharply curtail job growth in 2009, especially in the State and local education sectors.

   Leisure and hospitality is projected to have a gain of 2,700 jobs (1 percent) during the forecast period. Local tourism is forecast to provide some compensation for the reduction in the number of domestic and international travelers.

   Natural resources and mining is projected to have slowing job growth as a result of reduced economic expansion in the rest of the world, especially in Asia. RA forecasts an increase of 2,500 (22 percent).

   In conclusion, RA's updated forecast projects a greater loss of nonfarm employment (-47,000 jobs, or -1.8 percent) in 2008-09, compared to its previous forecast released in May 2008 (-9,200 jobs or -0.3 percent), because of a loss in business and consumer confidence. Higher food and energy prices, falling home values, stagnant incomes, and contracting credit have all combined to erode business and consumer confidence.

   Major Initiatives. In the Governor's fiscal year 2008 budget, emphasis was placed on a budget management plan to balance funding through State agency budget saving strategies, utilize capital financing to build new schools, and draw from the State's Budget Stabilization Fund. Faced with adverse economic trends resulting in revenue shortfalls, functions identified as integral to State government were not compromised. For instance, education and programs and services affecting the State's children remained priorities in the fiscal year 2008 budget and were only minimally impacted by budget cutbacks. Balancing service delivery with the need to resolve the State's budget difficulties will continue to be a priority issue.

   General Fund. The General Fund ended the June 30, 2008 fiscal year with $108.91 million in unreserved fund balance and a $252.71 million reserved fund balance for a total fund balance of $361.62 million. This compares to the previous year's total fund balance of $1.9 billion. Included in the $252.71 million reserved fund balance is $147.21 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of Rainy Day Fund established by the Legislature in 1991.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer ("Treasurer") and the General Accounting Office of the Department of Administration, Financial Services Division ("GAO"). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by federal depository insurance or alternatively collateralized with surety equal to 102 percent of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund.

   Budgetary Controls. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process generally allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay and other continuing appropriations. These appropriations and their encumbrances continue from year to year.

   The State is responsible for establishing and maintaining an internal control structure designed to ensure that the assets of the State are protected from loss, theft or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). Internal accounting controls are designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived and (2) the valuation of costs and benefits requires estimates and judgments by management. In the opinion of management, the State's internal controls are adequate to provide reasonable assurance that these objectives are met.

   Risk Management. The State purchases property and liability coverage whenever available on reasonable terms. The State is insured by an approved property insurer for claims in excess of $3.5 million, but less than $450 million, and liability claims in excess of $2 million for the Universities and the School for the Deaf and Blind and $7 million for all other state agencies, but less than $100 million. The State also maintains first dollar aircraft liability, hull, and airport liability coverage up to $200 million. Other purchased coverages include fidelity, foreign liability, medical malpractice (limited to the University of Arizona's medical professional staff), nuclear property, nuclear liability, and employment practices. The State's self-insurance fund provides property and liability coverage for claims less than or in excess of this coverage, or whenever coverage, such as workers' compensation and medical malpractice for non-University of Arizona professional staff, is unavailable on reasonable terms.

   The Risk Management Fund ("RMF") deficit of $307.37 million in fiscal year 2008 is primarily due to the RMF receiving annual funding only for expected paid claims (self-insured and excess insurance expenditures, legal and other claim related expenditures, and administrative expenditures), and not being funded for non-current accrued insurance losses. Accrued insurance losses of the RMF are not considered when determining funding for each fiscal year.

   Ratings. As of May 2010, Arizona was assigned an issuer credit rating of AA-by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Arizona trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Arizona trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Arizona trust to pay interest on or principal of such bonds.

   Your Arizona trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

   Arkansas Risk Factors

   Economic Outlook. Arkansas is a noted leader in the South for its favorable business climate and low cost of doing business. The average cost of living for all of Arkansas' Metropolitan Statistical Areas is consistently below the national average. Businesses also enjoy low tax obligations through a variety of incentives, exemptions, credits and refunds. Targeted business incentives provide start-up companies a 33 percent transferable income tax credit for research and development, a 10 percent payroll tax credit for up to five years, and sales and use tax refunds for equipment and building materials. Targeted businesses are those that grow knowledge-based businesses from the intellectual property generated by Arkansas' research universities.

   In fiscal year 2009, wage and salary employment in Arkansas fell to 1,191,680 jobs. This represented a decrease of 14,050 jobs or 1.2 percent compared to fiscal year 2008. In fiscal year 2010, wage and salary employment is expected to average 1,167,880 jobs. This represents a projected decrease of 23,800 jobs or -2 percent from fiscal year 2009.

   In fiscal year 2009, actual net available general revenues collected totaled $4,434.7 million. The net available distribution was $82 million or 1.9 percent above the net available distribution of fiscal year 2008. The general revenue distribution included a one-time transfer of $3.4 million from the General Improvement Fund.

   Fiscal year 2010 net available general revenue collections are estimated at $4,408.8 million, a decrease of $25.9 million or 0.6 percent from fiscal year 2009. Fiscal year 2010 net available general revenue collections include $61 million in a one-time transfer from the Revenue Allotment Reserve Fund and a $10 million deposit from Unclaimed Property proceeds.

   Major Initiatives. The Arkansas Highway and Transportation Department completed a number of construction projects in each of its ten districts in fiscal year 2009. Among the construction projects completed were: a new railroad overpass on Highway 38 in Cabot; another section of Highway 65 was widened to four lanes, this one between Harrison and the Missouri state line; a new Arkansas Welcome Center was opened at Blytheville in August 2008; a 1.25-mile section of Highway 133 in Crossett was widened to five lanes and opened in July 2008; and a new passing lane opened on Highway 23 just south of Eureka Springs.

   The Arkansas Department of Education, through its Smart Arkansas Initiative, has aligned all of its efforts -- be it professional development or curriculum design, teacher licensure processes or school improvement interventions -- to support a single goal, and that goal is to provide all Arkansas public school students with the knowledge and skills they will need to succeed in two- or four-year college classrooms or in workplace training programs where the jobs promise a path to continued growth and self-sufficiency.

   The Department of Human Services ("DHS") serves more than 1.3 million Arkansans each year with 7,500 employees located in 86 sites around the State. DHS launched several core initiatives to further the agency's mission of improving the quality of life of all Arkansans by protecting the vulnerable, fostering independence, and promoting better health. During the 2009 regular session legislators approved $4.3 million dollars in additional funding for the Division of Children and Family Services ("DCFS"). The Governor has since released another $13.6 million in stimulus and other one-time funds. These resources will assist DCFS in many ways including putting 143 more staff in the field, funding a Structured Decision Making model for workers, accelerating new training, recruiting and retaining foster homes, and offering Intensive Family Services to 500 families at imminent risk of separation.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. The Revenue Stabilization Act requires that, before any state spending can take place, the Arkansas General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The State is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Act 750 of 1973, as amended, established Arkansas' Revenue Stabilization Law. This law and related legislation govern the administration and distribution of state revenues. Pursuant to the Stabilization Law, all general and special revenues are deposited into the Arkansas General Revenue Allotment Account and the Arkansas Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenue Allotment Account, 3% of all revenues are first distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the States' elected officials and their staffs and the Department of Finance and Administration.

   The balance, net of income tax refunds, is then distributed to separate funds proportionately as established by the Stabilization Law. From the Arkansas Special Revenue Fund, 3% of all special revenues collected by the Department of Finance and Administration ("DFA") and 1.5% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs, and DFA. The balance is then distributed to the funds for which the special revenues were collected. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related services. General revenues are transformed into funds established and maintained by the treasurer for major programs and agencies of the State in accordance with fund priorities established by the Arkansas General Assembly.

   According to the Stabilization Law, the Arkansas General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (1) moneys flowing to a program or agencies' fund maintained by the treasurer or
(2) the maximum appropriation by the Arkansas General Assembly. Because state revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings for Arkansas fund investments, has been established and is utilized to assure proper cash flow during any period.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds, which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 1027 of 1999 and a statewide election conducted June 15, 1999, authorized the State to issue Federal Highway Grant Anticipation and Tax Revenue General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to $575 million to be issued in several series of various principal amounts. The bonds were issued to pay the cost of reconstructing and renovating the interstate highways and related facilities in the State of Arkansas. The bonds are payable primarily from Federal Interstate Maintenance Funds and by State revenues derived from the tax on diesel fuel at the rate of 4 cents per gallon. No bonds were issued under this act in the 2009 fiscal year.

   Act 496 of 1981, as amended, authorized the Arkansas Soil and Water Conservation Commission (subsequently the Arkansas Natural Resources Commission) to issue State Water Resources Development General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State of Arkansas and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The bonds were issued to provide financing for the development of water resources projects in the State of Arkansas approved and implemented by the Arkansas Soil and Water Conservation Commission. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. No bonds were issued under this act in the 2009 fiscal year.

   Act 686 of 1987, as amended, authorized the Arkansas Soil and Water Conservation Commission (subsequently the Arkansas Natural Resources Commission) to issue Waste Disposal and Pollution Abatement Facilities General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to $250 million with no more than $50 million being issued during any fiscal biennium unless the General Assembly by law authorizes a greater amount to be issued. The bonds are issued to provide financing for the development of waste disposal and pollution abatement facilities projects in the State of Arkansas. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. No bonds were issued under this act in the 2009 fiscal year.

   Act 607 of 1997 authorized the Arkansas Soil and Water Conservation Commission (subsequently the Arkansas Natural Resources Commission) to issue Water, Waste Disposal, and Pollution Abatement Facilities General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to approximately $300 million with no more than $60 million being issued during any fiscal biennium for nonrefunding purposes unless the General Assembly, by law, authorizes a greater amount to be issued. The bonds were issued to provide financing for the development of water, waste disposal, pollution abatement, drainage and flood control, irrigation, and wetland preservation facilities projects in the State. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. In fiscal year 2009, $15.3 million of bonds were issued under this act.

   Act 683 of 1989, as amended, authorized the State to issue College Savings General Obligation Bonds. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to approximately $300 million with no more than $100 million being issued in any fiscal biennium unless the General Assembly of the State shall, by law, authorize a greater principal amount thereof to be issued. The College Series bonds were issued to provide funds to finance capital improvements projects at State institutions of higher education. The bonds are payable from the net general revenues of the State and investment earnings on the proceeds of the bonds. No bonds were issued under this act in the 2009 fiscal year.

   Act 1282 of 2005 authorized the State to issue Higher Education General Obligation Bonds. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit and resources of the State. The act limited the total principal amount to approximately $250 million. However, the total outstanding principal amount of Higher Education General Obligation Bonds issued under Act 1282 of 2005 and the College Savings Bond Act of 1989 shall not have scheduled debt service payments on a combined basis in excess of $24 million in any one fiscal year. The Higher Education General Obligation Bonds were issued to provide funds to finance technology and facility improvements for State institutions of higher education and to refund certain outstanding bonds. The bonds are payable from the net general revenues of the State and investment earnings on the proceeds of the bonds. No bonds were issued under this act in the 2009 fiscal year.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   In November 2004, Arkansas voters approved Amendment 82 to the Arkansas Constitution to allow the State to issue general obligation bonds for projects that create 500 jobs and have an investment of $500 million. Pursuant to Amendment 82, bond issuance is limited to 5 percent of State general revenues during the most recent year, which currently would allow an issuance of approximately $191 million in bonds. Changes to legislation governing threshold limits and allowing the director the discretion to increase incentives in highly competitive situations by approving rebates have provided Arkansas additional tools to attract industry.

   The General Assembly has enacted Act 1981 of 2007, which is implementing legislation for Amendment 82. Under Act 1981, the Governor and the General Assembly will approve or disapprove each proposed issuance of bonds under Amendment 82. As of June 30, 2007, no proposed issue of any such bonds had been considered. The State is unable to predict the timing or amount of any such future issuance.

   Arkansas engaged in two significant bond issues during fiscal year 2009. The Arkansas Natural Resources Commission issued $15.3 million of Series 2009 Pollution General Obligation Bonds and the Department of Corrections issued $2.7 million of Series 2009 Construction Facilities Bonds. The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of Arkansas as of June 30, 2009, was approximately $856 million. Arkansas had approximately $183 million in debt service funds as of June 30, 2009 so Arkansas' net bonded debt was $672,523 million.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Arkansas are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agency. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Arkansas trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Arkansas trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Arkansas trust to pay interest on or principal of such bonds.

   Your Arkansas trust is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

   California Risk Factors

   Your California trust invests primarily in California municipal securities. Generally, the value of California municipal securities will be highly sensitive to events affecting the fiscal stability of the State of California (referred to in this section as "California" or the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is only a brief summary of the complex factors affecting the financial situation in California and is based on information available as of the date of the accompanying Prospectus, derived primarily from official statements and legislative analyses relating to the State's budget and from official statements for securities offerings of the State.

   General Economic Conditions

   Economic Outlook. The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

   Between the first half of 2008 and second half of 2009, California, along with the United States, experienced the most severe economic downturn and financial pressure since the 1930s. Falling home prices, reduced credit availability, decreasing investment values and growing job losses, among other factors, weighed heavily on the California economy. Since January 2010, California, as well as the United States, has begun to slowly emerge from the economic downturn, although analysts have projected that the upturn in the current economic outlook will be modest and prolonged and forecast a sluggish recovery in 2010 and 2011 for both the State and national economies. The high number of unemployed in the State resulted in sharp declines in consumer spending and anticipated tax revenues during the downturn, and continues to place financial strain on hard-hit industries and government spending plans, hindering a more robust recovery of the California economy. There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.

   As of July 2010, California's unemployment was 12.3%, compared to 11.8% in July 2009 (5.4% in July 2007), and employment growth in the State fell by 0.5% during the same year-over-year period. Job losses and the rate of unemployment in the State have held steady since December 2009, and the State has experienced gains in the number of employed in the last three consecutive months. The slowdown in the State's job growth continues to affect all industry sectors.

   Geography. California's geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. In October 2007, a series of wildfire burned across Southern California, forcing approximately 1 million evacuations and causing significant damage in seven counties. The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.

   State Budgets

   Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by a two-thirds majority vote by June 15 of the preceding fiscal year. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.

   California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers). Due to historic revenue shortfalls in 2008 and 2009, the Legislature and Governor had to adopt three major budget plans for fiscal year 2009-10 in less than 11 months to resolve a projected budget deficit of $60 billion. Preliminary projections for the 2010-11 fiscal year suggest that the State will continue to face multi-billion dollar budget gaps through at least fiscal year 2013-14, absent prompt corrective action, due to ongoing revenue shortfalls and the elimination or expiration of certain enacted budget solutions.

   Current Budget. California entered the 2010-11 fiscal year on July 1, 2010 without an enacted budget. As of September 1, 2010, the State Legislature had not obtained the two-thirds majority vote necessary to pass the budget. California has failed to enact a budget by the constitutional deadline in 25 of the last 30 fiscal years with the longest delay occurring in 2008, when a budget was not signed by the Governor until September 23. Absent a budget, the State Controller has indicated that the State will need to borrow from special fund reserves, defer certain payments owed to local governments and schools, and issue IOUs to conserve cash for payments mandated by the State Constitution and federal law.

   The Governor's Budget for the 2010-11 fiscal year ("2010 Governor's Budget"), released on January 8, 2010, projected General Fund revenues and transfers in fiscal year 2010-11 of $85.5 billion and proposed expenditures of $82.9 billion for the 2010-11 fiscal year. Absent its proposed budget solutions, the 2010 Governor's Budget projected a $19.9 billion deficit as of June 30, 2011, due primarily to a carryover deficit from fiscal year 2009-10, continued revenue shortfalls and failure to achieve certain enacted budget solutions. The 2010 Governor's Budget proposed to close the budget deficit through recoupment of funds from the U.S. Government for federally mandated programs, substantial expenditure reductions, elimination of certain State-funded programs and other alternative funding solutions which would require voter approval at the primary and general elections in June and November 2010. With the proposed budget's corrective actions, the Governor's Budget projects a $1 billion available reserve at the end of the 2010-11 fiscal year.

   The May Revision to the Governor's Budget for the 2010-11 fiscal year (the "May Revision"), released on May 14, 2010, projected revenues and transfers in fiscal year 2010-11 of $86.1 billion and proposed expenditures of $83.4 billion for the 2010-11 fiscal year. The May Revision also estimated a budget deficit of $19.1 billion as of June 30, 2011, absent any corrective actions. Assuming all the proposed budget solutions in the May Revision are implemented, the Governor projected a General Fund reserve of $1.2 billion as of the 2010-11 fiscal year-end.

   In its May 18, 2010 "Overview of the 2010-11 May Revision," the LAO concluded that the May Revision made a reasonable estimate of the State's current budget problem, but it expressed concern that, due to several billion-dollar assumptions underlying the Governor's proposals, the budgeted savings of the proposals may not be achieved absent prompt enactment of legislation.

   2009-10 Budget. The California State Budget for the 2009-10 fiscal year (the "2009 Budget Act"), enacted on February 20, 2009, projected General Fund revenues and transfers of $97.7 billion and authorized expenditures of $92.2 billion for the fiscal year ended June 30, 2010. The 2009 Budget Act assumed that the State would implement all of the Governor's proposed budget-balancing solutions, which were subsequently rejected by voters in the May 19 special election, creating a budget shortfall of $5.8 billion for the 2009-10 fiscal year.

   While the 2009 Budget Act was in operating balance at the time it was adopted, the sinking economy and the turmoil in the financial markets caused General Fund revenues to decline faster and farther than expected. In May and June 2009, the State Legislature adopted revisions to the 2009 Budget Act (the "Revised 2009 Budget") in response to a projected budget deficit of $21.3 billion for the 2009-10 fiscal year (due to the defeat of the Governor's proposals, sharp declines in revenue and a $6.2 billion deficit projected for the 2008-09 fiscal year). The Revised 2009 Budget projected General Fund revenues and transfers of $89.1 billion and authorized expenditures of $83.5 billion. A further amendment to the 2009 Budget Act (the "Amended 2009 Budget") was enacted on July 28, 2009 in response to an increased projected budget deficit of $26.3 billion (due to further deterioration of the State's fiscal condition since May 2009 and delay in enacting budget solutions). The Amended 2009 Budget projected General Fund revenues and transfers of $89.5 billion and authorized expenditures of $84.6 billion.

   On November 30, 2009, the Legislative Analyst's Office ("LAO"), a non-partisan fiscal and policy adviser, released its annual "California Fiscal Outlook" report (the "LAO Report"). The LAO Report concluded that the Amended 2009 Budget's projections regarding General Fund revenues and several major budget solutions were overly optimistic and forecast that the Legislature will need to address budget deficits of at least $20 billion in each of the 2010-11, 2011-12 and 2012-13 fiscal years. The LAO expressed concern that "the scale of the [projected] deficits is so vast that we know of no way that the Legislature, the Governor, and the voters can avoid making additional, very difficult choices about state priorities."

   The May Revision provided an update to the projections in the Amended 2009 Budget, projecting General Fund revenues and transfers in fiscal year 2009-10 of $86.5 billion and authorized expenditures of $86.5 billion. It also estimated a budget deficit of $6.8 billion as of June 30, 2010 assuming adoption of all of the Governor's proposals.

   Future Budgets. It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

   Significant Deterioration of State Finances. In 2009, the State Controller was forced to defer payment of $4.8 billion in general obligations for 30 days and issue nearly $2.6 billion in registered warrants (IOUs) in payment of non-mandated State obligations to prevent a severe cash deficit. The 2010 Governor's Budget and State Controller have both projected continuing cash pressure during the 2010-11 fiscal year. While legislation enacted in March 2010 during the special session of the Legislature permit the State to defer approximately $4.7 billion in education and local government payments to avoid future liquidity difficulties, a significant cash shortfall is projected in fiscal year 2010-11 which may require further issuance of IOUs absent a timely budget and further corrective actions.

   Deficit Solutions. In the Amended 2009 Budget, the State adopted $24.1 billion in budget solutions and adjusted the estimated General Fund reserve for the 2009-10 fiscal year to $500 million. Since the 2009 Budget Act, the State has enacted $51.9 billion in budget solutions ($31 billion in spending reductions, $12.5 billion in additional taxes and $8.4 billion in other measures) and secured $8 billion in federal stimulus money to supplement State programs. On July 28, 2010, the Governor declared a fiscal state of emergency and ordered 150,000 state workers to take furlough three days per month to preserve State funds.

   In its LAO Report, the LAO forecasts that California will need to address a General Fund deficit of approximately $23 billion by fiscal year 2012-13 (nearly $8 billion more than deficit projected by the Amended 2009 Budget) absent prompt legislative action. The LAO Report attributed its negative fiscal outlook to the State's obligation in fiscal year 2012-13 to repay borrowed funds to local governments pursuant to Proposition 1A. The LAO in its report also cautioned that, absent permanent, ongoing budget solutions and a sustainable financial framework, California may struggle with insolvency in future fiscal years. The LAO reaffirmed its projections in its Overview of the May Revision.

   Constraints on the Budget Process. Proposition 58, approved in March 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restrict future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

   If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the deteriorating economic conditions and the rapidly expanding budget deficit in fiscal year 2008-09, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, and July 1, 2009 and called three special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State's liquidity problems. In conjunction with the issuance of the 2010 Governor's Budget on January 8, 2010, the Governor declared another fiscal emergency and called a special session of the Legislature. During the special session, the Legislature adopted legislation intended to reduce the projected budget deficit by approximately $3.2 billion, a portion of which (intended to provide $2.1 billion in savings) the Governor vetoed. The remaining $1.1 billion in budget solutions adopted by the Legislature was signed by the Governor on March 22, 2010.

   Proposition 58 also requires a specified portion of estimated annual General Fund revenues to be transferred by the Controller into a special reserve (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each of the 2008-09 and 2009-10 fiscal years and the 2010 Governor's Budget assumes the suspension of the annual transfer for fiscal year 2010-11.

   Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

   State Indebtedness

   General Obligation Bonds and Revenue Bonds. As of August 1, 2010, the State had approximately $89.6 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. The current estimate of the interest to be paid on the principal amount outstanding is approximately $71.1 billion. As of August 1, 2010, general obligation bond authorizations of approximately $42.9 billion remained unissued.

   Ratings. As of September 2010, the State's general obligation bonds were rated A1 by Moody's, A- by S&P, and A- by Fitch Ratings. Though bonds issued by the State remain "investment grade" according to each ratings agency, California currently has the lowest credit rating of any state, and therefore pays higher interest rates than its peers when issuing general obligation bonds. The current fiscal outlook of the State as a result of the economic downturn increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk of greater price volatility. The ratings agencies continue to monitor the State's budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future.

   Infrastructure Planning. In January 2006, the Governor and Legislature launched the Strategic Growth Plan, a State program dedicated to rebuilding California's infrastructure. Despite the recession and budget problems, California has continued to invest in maintaining and improving the State's infrastructure through this program. In the November 2008 general election, California voters approved new general obligation bond measures authorizing $9.95 billion for a high-speed train service linking Southern California and the San Francisco Bay Area, $980 million for construction and renovation of children's hospitals and $900 million for mortgage loans to California veterans. The State government has also proposed placing additional measures on the ballot in the November 2010 general election for voters to consider, authorizing at least $11 billion of new general obligation bonds for various water management, drought relief and groundwater protection projects. The State has aggressively pursued and secured federal stimulus money under the American Recovery and Reinvestment Act of 2009 to fund other infrastructure projects.

   Local Government

   The primary units of local government in California are the counties, which vary significantly in size and population. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities.

   Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Senate Constitutional Amendment No. 4, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and vehicle licensing revenues. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

   Constitutional and Legislative Factors

   Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State's initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State's ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds in the portfolio of your California Trust.

   Effect of Other State Laws on Bond Obligations

   Some of the California municipal securities in which your California Trust can invest may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

   Litigation

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

   On June 30, 2009, the California Court of Appeals, Third Appellate District, held in Shaw v. People ex rel. Chiang that the State in the 2007 Budget Act improperly appropriated $1.2 billion in sales and use taxes collected on vehicle fuel to make debt service payments on various transportation bonds and fund various transportation-related programs. The California Supreme Court denied the State's petition for review on September 30, 2009 and the matter was remanded to the trial court, which entered a judgment requiring the State to reimburse $1.1 billion for fiscal year 2007-08 from unencumbered funds from an appropriation reasonably related to public transit, of which there is none in the 2009-10 fiscal year.

   On December 1, 2008, a settlement agreement among the parties in Department of Finance v. Commission on State Mandates, et al. (Sacramento Superior Court) was reached in connection with a dispute over reimbursement claims relating to State-mandated behavioral intervention plans for special education students. The settlement agreement, subject to legislative approval, requires the State to pay plaintiffs $510 million in retroactive reimbursements over six years, starting in fiscal year 2011-12, and to permanently increase special education funding by $65 million annually, beginning in fiscal year 2009-10. The LAO has recommended that the State eliminate the annual funding costs by aligning California special education regulations with federal law. If the Legislature does not approve the settlement agreement, trial in this matter has been set for December 2010.

   On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. The adverse ruling to the Board if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

   On August 18, 2008, the U.S. District Court, District of California, Western Division, granted in part a preliminary injunction in Independent Living Center of Southern California v. Shewry ("Independent Living Center"), a Medi-Cal case by various Medi-Cal service providers to bar the State from implementing the 10% reduction in reimbursement rates adopted by the State in July 2008. The district court's injunctions were made effective as of August 18, 2008. On appeal, the Ninth Circuit Court of Appeals affirmed the district court's injunction and further found that the injunction should apply to services rendered on or after July 1, 2008. The Los Angeles Superior Court denied a similar motion for preliminary injunction by different plaintiffs in California Medical Association
v. Shewry, and the plaintiffs intend to appeal seeking the retrospective relief awarded by the Ninth Circuit Court in Independent Living Center. A final decision adverse to the State in these two cases could result in costs to the General Fund of $816 million.

   On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

   Colorado Risk Factors

   General. The Colorado legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting ("OSPB") develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   Economic Outlook. The Colorado economy enters 2010 with slowly improving economic conditions. Colorado continues to fare better relative to the rest of the country, but is not without its own unique challenges. Even though the State is seeing improving conditions in personal income, employment growth remains weak. The recession was late to hit Colorado and it is yet to be determined whether the State will lead or lag the national recovery.

   The employment situation at both the national and State level continues to be the largest economic concern as the nation begins its slow recovery out the recession. While the OSPB forecast projects consistent month-to-month job growth to return to Colorado for the second half of 2010, Colorado's nonagricultural employment is still anticipated to decrease at an annual rate of 1.3 percent in 2010.

   The unemployment rate in Colorado is forecast at 7.8 percent for 2010. That is up from 7.3 percent for 2009; however this 2010 projection is nearly two percentage points below the forecasted national rate. Slowly improving labor market conditions will keep the forecasted Colorado unemployment rate above 6 percent through 2013.

   Colorado personal income has shown improvements since the second quarter of 2009. After nine straight months of contraction, personal income began to grow in June 2009, and continued throughout the third quarter of 2009. Personal income consists of private and government wage and salary income, proprietors' income, government transfer receipts, and interest and dividend income earned on assets.

   Colorado personal income is forecast to increase by 3.5 percent in 2010. This is in line with stronger forecast growth at the national level. The wage and salary component of personal income, which comprises 55 percent of the total, is forecast to grow at 3.2 percent in 2010. Personal income is closely linked to employment growth in Colorado. As the employment situation improves and Colorado begins to experience consistent job growth, personal income should benefit.

   The U.S. consumer price index ("CPI") is a measure of the average change in prices over time. The index represents spending behavior for urban consumers and wage earners who represent roughly 87 percent of the total U.S. population. The index is a basket of "representative" goods and services such as food, housing, medical care, transportation and education among others. The percentage change in the CPI, period-to-period, is the inflation rate. The Denver-Boulder-Greeley CPI is measured by the Bureau of Labor Statistics at a bi-annual frequency. As is the case at the national level, inflation expectations in Colorado are quite moderate in the near term. 2009 realized an annual deflation rate of 0.7 percent in Colorado. Sluggish employment growth and weak personal consumption should hold inflation below historical averages in 2010. This OSPB forecast projects 1.5 percent annual inflation in Colorado during 2010, and rates of 2.1 percent in 2011 and 2.5 percent thereafter.

   Population and Migration. Population in Colorado is forecast to grow by 1.7 percent in 2010. The population growth rate has remained steady over the past five years and is forecast to remain near 1.7 percent through 2013. Population migration into Colorado was revised up to 48,400 for 2009. The 2010 forecast shows migration of 44,800, as Colorado has received much attention throughout the recession for being a job creation leader.

   Construction. Colorado nonresidential construction activity was hit hard by the recession. Colorado experienced back to back contractions in nonresidential construction of 12.5 percent and 22.4 percent during 2008 and 2009. Conditions are mixed for Colorado moving forward. Historically low interest rates bode well for new capital construction projects, but the difficulty in obtaining financing could be an overarching constraint. The continued impact of the American Recovery and Reinvestment Act ("ARRA") in Colorado may add to growth in the coming years through various statewide construction projects. Residential housing permits in Colorado ended down 50.5 percent in 2009. The OSPB forecast for 2010 is an increase of 37.2 percent in permits. This increase comes from a historically low base. The federal first-time homebuyer credit program has been extended through the first half of 2010 which is anticipated to help support the stronger growth forecasted in 2010.

   Retail Trade. The effects of the recession have had a negative effect on retail trade in the State. 2009 saw a decrease of 11.5 percent in retail trade activity. Weak labor market conditions, reductions in personal income, and an overall decrease in consumer confidence have played a large part in the precipitous drop. The forecast for 2010 has retail trade recovery at a slow pace of 3.6 percent. The modest increase is in large part due to the slow recovery in state-wide employment.

   Debt Management. The State is constitutionally prohibited from issuing general obligation debt except to fund buildings for state use, to defend the State or the U.S. (in time of war), or to provide for unforeseen revenue deficiencies. Except for exempt enterprises, the Taxpayer's Bill of Rights ("TABOR") amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures. However, the State has issued Certificates of Participation ("COPs") secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes ("TRANs"), the pledged revenue stream is future federal revenues and state highway users taxes. The State has other forms of borrowing that are small in relation to the revenue bonds and COPs.

   Risk Management. The State self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the State has purchased insurance. The State uses the General Fund to account for the risk management function including operations and all matured claims or judgments. Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund that also became self-insured during the 2005-06 fiscal year. The Regents of the University of Colorado, the Board of Governors of the Colorado State University System, and the Board of Trustees of University of Northern Colorado individually manage the risks to which they are exposed and do not participate in the State's risk management fund.

   Risks to the Colorado Forecast. Although the national recession has yet to officially be declared over, most economists believe it ended sometime during the third quarter of 2009. Colorado entered the recession later than most states and it has yet to be determined whether it will lead or lag the national recovery. The high level of unemployment, both at the national and State level, continues to be the focus of a solid recovery. A continuation of slow job growth in 2010 will constrain other state economic variables such as personal consumption and construction activity and is considered the largest risk for a rapid return to robust economic growth in Colorado.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Ratings. As of May 2010, the State of Colorado was assigned an issuer credit rating of AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Colorado trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Colorado trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Colorado trust to pay interest on or principal of such bonds.

   Your Colorado trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

   Connecticut Risk Factors

   General. Connecticut has no system of county government. Below the State level, governing units consist of 169 municipalities. The General Statutes of Connecticut provide procedures for the creation of many types of local special purpose authorities, districts and similar bodies. Under Connecticut law, all municipal governmental bodies have only the powers specifically granted to them by the State and the ancillary powers that are necessarily implied by the powers explicitly granted.

   Economic Condition and Outlook. Connecticut, like other states, has experienced steady erosion in total employment as a result of the economic recession. Since March of 2008, the State has lost over 90,000 payroll jobs. In the prior two national recessions, Connecticut experienced job losses for an average of 34 months. If that trend holds, Connecticut will begin to experience modest job growth in early 2011. The strongest job loss has been experienced in the construction sector, although almost all employment sectors have seen declines. Connecticut has experienced slow labor force growth over the past decade, which has tempered the unemployment rate. Connecticut's unemployment rate was 8.8 percent at the end of 2009.

   Connecticut is a wealthy state, with large income disparities. Connecticut continues to lead the nation with per capita income of $55,288, which is almost 40 percent above the national level. Connecticut's personal income declined at a rate of 4.4 percent through the third quarter of 2009. Over the past five years the State's per capita income growth averaged over 6 percent annually.

   Connecticut is projecting significant declines in State revenues over the next several years due to the lingering impact of the recession and its heavy reliance on one-time revenue sources to balance the State budget. The budget imbalance is estimated to approach $4 billion by fiscal year 2012. A significant realignment of State spending and revenue will be required to avert this budget shortfall.

   Major Policy Initiatives and Priorities.

   Labor Concessions and Retirement Incentive Program. An agreement reached between the State and its unions is expected to yield savings and payment deferrals in excess of $600 million over the next two fiscal years. Fiscal year 2009 savings and cost deferrals were estimated at just over $70 million. Part of the savings plan included a retirement incentive program, which resulted in over 3,800 retirements. The plan also included wage concessions, furlough days, changes in employee health insurance contributions and retirement contribution deferrals.

   Health Care Reform. Public Act 09-148, which was vetoed by the Governor and overridden by the State Legislature, established a SustiNet Health Partnership board of directors that must make legislative recommendations, by January 1, 2011, on the details and implementation of the "SustiNet Plan," a self-insured health care delivery plan. The act specifies that these recommendations must address:

     1. Establishment of a public authority or other entity with the power to contract with insurers and health care providers, develop health care infrastructure ("medical homes"), set reimbursement rates, create advisory committees, and encourage the use of health information technology;

     2. Provisions for the phased-in offering of the SustiNet Plan to State employees and retirees, HUSKY A and B beneficiaries, people without employer sponsored insurance ("ESI"), people with unaffordable ESI, small and large employers, and others;

     3.   Guidelines for development of a model benefits package; and

     4.   Public outreach and methods of identifying uninsured citizens.

   The board must establish a number of separate committees to address and make recommendations concerning health information technology, medical homes, clinical care and safety guidelines, and preventive care and improved health outcomes. The act also establishes an independent information clearinghouse to provide employers, consumers, and the general public with information about SustiNet and private health care plans.

   Budgetary and Other Control Systems. In November 1992, electors approved an amendment to the State Constitution providing that the amount of budgeted expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment thus provided a framework for placing a cap on budgeted appropriations.

   Annual budgeted appropriations are capped at a percentage increase that is based on either the five-year average annual growth in the State's personal income or annual inflation, whichever is higher. Debt service payments, certain statutory grants to distressed municipalities, and appropriations required by federal mandate or court order are excluded from the limits of the cap.

   The spending cap can be lifted if the Governor declares the existence of extraordinary circumstances and the General Assembly by three-fifths vote approves appropriations in excess of the cap. This has occurred in almost every year that the State has posted a budget surplus in the General Fund to enable the appropriation of surplus dollars that would have otherwise gone to reduce State debt and fill the Rainy Day Fund.

   Budget control is maintained at the individual appropriation account level by agency as established in authorized appropriation bills. The allotment process exercises control over obligations or commitments. The Governor, through his budget office, allots funds for both budgeted and non-budgeted accounts and funds. The Governor is permitted to modify appropriations through the allotment process under certain circumstances and within percentage limitations specified by the General Assembly.

   Elected officials, agency commissioners, directors of public benefit corporations and agency managers are responsible for establishing internal control structures. Good internal control systems ensure that: resource use is consistent with laws, regulations and policies; resources are safeguarded against waste, loss and misuse; and reliable data are obtained, maintained and fairly disclosed in reports. The Office of the State Comptroller has worked to improve the overall internal control environment in State government. This work has included improvements to the central State accounting system that advance internal control efforts.

   Revenues and Expenses. During 2009, total revenues of governmental activities increased slightly to $19.8 billion, while total expenses increased 2.4 percent to $21.5 billion. In comparison, in 2008 total revenues and expenses increased
2.8 percent and 16 percent, respectively. The small increase in total revenues was due mainly to an increase in grant revenues of $1.5 billion (31.5 percent) that was offset by a decrease in tax revenues of $1.4 billion (10.9 percent). Although, total expenses exceeded total revenues by $1.7 billion, this excess was increased by transfers of $0.9 billion, resulting in a decrease in net assets of $2.6 billion.

   During 2009, total revenues of business-type activities increased 19.5 percent to $4.2 billion, while total expenses increased by 26.4 percent to $5.3 billion. In comparison, in 2008 total revenues and expenses increased 3.5 percent and 6.9 percent, respectively. The increase in total expenses was due mainly to an increase in Employment Security expenses of $1 billion or 149.1 percent. Although, total expenses exceeded total revenues by $1.1 billion, this excess was reduced by transfers and special items of $0.9 billion, resulting in a decrease in net assets of $0.2 billion.

   Capital Assets. The State's investment in capital assets for its governmental and business-type activities as of June 30, 2009 totaled $14.4 billion (net of accumulated depreciation). This investment in capital assets includes land, buildings, improvements other than buildings, equipment, infrastructure, and construction in progress. The net increase in the State's investment in capital assets for the fiscal year was $1.1 billion, due mainly to a 10 percent increase in governmental activities' capital assets. Major capital asset events during the fiscal year 2009 included additions to land of $0.9 billion, additions to infrastructure of $0.6 billion, and a depreciation expense of $0.9 billion.

   Debt. At the end of the 2009 fiscal year, the State had total bonded debt of $18.5 billion. Pursuant to various public and special acts, the State has authorized the issuance of the following types of debt: general obligation debt (payable from the General Fund), special tax obligation debt (payable from the Debt Service Fund), and revenue debt (payable from specific revenues of the Enterprise funds). The State's total bonded debt increased by $0.9 billion (5.3 percent) during the fiscal year 2009. This increase resulted mainly from an increase in general obligation bonds of $0.6 billion (including bond anticipation notes) and an increase in revenue bonds of $0.2 billion.

   Section 3-21 of the Connecticut General Statutes provides that the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but have not been issued and the total amount of such indebtedness which has been issued and remains outstanding shall not exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year 2009. In computing the indebtedness at any time, revenue anticipation notes, refunded indebtedness, bond anticipation notes, tax increment financing, budget deficit bonding, revenue bonding, balances in debt retirement funds and other indebtedness pursuant to certain provisions of the General Statutes shall be excluded from the calculation. As of February 2009, the State had a debt incurring margin of $5.9 billion.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Connecticut are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Connecticut trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Connecticut trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Connecticut trust to pay interest on or principal of such bonds.

   Your Connecticut trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

   Florida Risk Factors

   State Profile. Florida's government provides a full range of services including education, health and family services, transportation, law and corrections, natural resources, and environmental and other services. The financial reporting entity of Florida includes the primary government as well as component units for which the State is financially accountable. Florida law strictly prohibits overspending and requires budgetary control to be maintained at the individual appropriation account level. Florida's budget focuses on the needs of the State and its citizens, as well as desired results of programs and services. Chapter 216 of the Florida Statutes promulgates the process used to develop the budget for Florida. Florida's conservative fiscal policies include reserves that may be utilized to meet Florida's tax revenue shortfalls. The fund balance reserved for budget stabilization is intended to cover revenue shortfalls and emergencies as defined by law.

   Economic Outlook. Florida has been deeply affected by the national and global economic recessions. In a presentation dated December 22, 2009, the Florida Legislature's Office of Economic and Demographic Research ("EDR") reported that Florida's economic growth is continuing to decline -- albeit at a significantly slower pace than last year. EDR indicates that the State's unemployment rate had already reached a near historic level of 11.5 percent in December 2009, a level not anticipated until spring 2010. EDR also indicates that employment conditions currently mirror the 1973-75 recession, with Florida exceeding the national unemployment rate of 10 percent. Negative population growth is compounding record unemployment numbers. Population growth hovered between 2 percent and 2.6 percent per year from the mid-1990's to 2006, and then began a slow decline before turning negative in 2008 for the first time since right after World War II. Over the forecast horizon, it is projected that population growth will rebound slightly, averaging 1.1 percent between 2025 and 2030. EDR believes the continuing housing market correction and still sluggish credit conditions will remain the predominant drags on Florida's economy. EDR projects that the economic decline in Florida is currently at its bottom and that the economy will begin a slow and protracted turning around sometime in the third quarter of fiscal year 2009-10.

   Several steps have been taken by the Florida Legislature to reduce state spending in light of constrained state revenues. In a special session held in January 2009, the Florida Legislature reduced mid-year expenditures for fiscal year 2008-09 to resolve a $2.3 billion deficit in the general revenue funds. Special Session A of 2009 also authorized a transfer in the amount of $400 million from the Budget Stabilization Fund to support the State's general revenue funds, leaving the remaining balance of the Budget Stabilization Fund at $274 million after the transfer. Transfers in the amount of $700 million from the Lawton Chiles Endowment Fund and $292 million from various trust funds were also authorized. Additional actions were taken during the 2009 legislative session to further reduce expenditures and increase the funds flowing into the State's General Revenue Fund (a recurring impact of slightly over $1 billion in fiscal year 2009-10). Even with these measures, the constitutionally required Long-Range Financial Outlook shows that the expected budget gap in fiscal year 2010-11 could approach $2.6 billion. The Long-Range Financial Outlook also identified the fiscal health of the Florida Hurricane Catastrophe Fund and Citizens Property Insurance Corporation as a significant risk to the forecast.


   Over three years, Florida expects to receive $15 billion from the American Recovery and Reinvestment Act of 2009. Although the federal American Recovery and Reinvestment Act of 2009 funds will provide a short-term economic boost to Florida, state leaders must continue to identify ways to reduce expenditures, increase efficiency, and better define a path for Florida's long-term economic sustainability, focused on diversification of the State's economy.

   General fund tax revenues for the fiscal year ended June 30, 2009, were 14 percent lower than the prior fiscal year. Sales tax revenues, the State's primary source of general revenue, contracted 10.8 percent. This is primarily due to downward trends in consumer confidence, losses in employment, the credit market freeze, and feedback effects from the global and national recessions. Although Florida's housing market adjustments reflect national trends, the market has proven more vulnerable to the real estate market downturn due to the decrease in demand for second homes and the drop in speculative investment activity from the heightened levels of the "boom" years. Total collections of documentary stamp taxes, which largely result from sales of real estate, declined significantly (a decrease of 42.6 percent) compared to the prior fiscal year. Through the end of the fiscal year, all major sources of general fund revenues (such as corporate income taxes) were negative in comparison to the previous fiscal year with the notable exceptions of tobacco-related taxes and highway safety licenses and fees, which were nearly flat. Article V fees showed significant positive gains, but they were attributable to the enactment of Chapter 2008-111, Laws of Florida, which provided for an increase in many existing fees and the establishment of some new fees.

   Population growth, the historical driver of Florida's economy, has been stunted by net migration falling below zero. State demographers do not expect net migration to turn positive again until fiscal year 2010-11. As of December 2009, the State's unemployment rate was 11.5 percent versus a national unemployment rate of 10 percent. Personal income growth was negative over the fiscal year, and the median price for existing single family homes fell 26.1 percent.

   The most recent projections by state economists indicate that general revenue collections for the fiscal year ending June 30, 2010 will be virtually flat to 2009, ending three years of declining receipts. The latest General Revenue Outlook shows that there will be $1.05 billion in unallocated general revenue at the end of the fiscal year. Repayment of the funds previously lent to the General Revenue Fund ($1.07 billion) is scheduled to begin in fiscal year 2011-12.

   Financial Trends. These trends help assess how Florida's financial position has changed over time. For fiscal year 2008-09 (ended June 30, 2009) the net assets invested in governmental activities decreased 6.27 percent as compared to a 4.25 percent decrease in fiscal year 2007-08. The net assets invested in business-type activities decreased 12.95 percent as compared to an 11.02 percent increase in fiscal year 2007-08. The net assets invested in the total primary government (which includes governmental activities and business-type activities) decreased 7.27 percent in fiscal year 2008-09 as compared to a 2.24 percent decrease in fiscal year 2007-08.

   Revenues and Expenditures. This information relates to Florida's significant revenue sources and can assist with evaluating the government's ability to produce its own source revenues. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Florida's revenues totaled approximately $37.96 billion while the expenses totaled approximately $69.99 billion. The total governmental fund balance was approximately $12.11 billion.

   The net expense is the difference between the program revenues and expenses. It indicates the degree to which a function or program is supported with its own fees and program-specific grants and its reliance upon funding from general revenues. The total primary government net expense for fiscal year 2008-09 was $32.04 billion as compared to $33.94 billion in fiscal year 2007-08.

   Debt Management. This information will provide an understanding of Florida's outstanding debt and its ability to issue new debt. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor of Florida or the Comptroller of Florida believes a deficit will occur in any fund, by statute, he must certify his opinion to Florida's Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Section 11 of Article VII of the State Constitution authorizes the State to issue general obligation bonds or revenue bonds to finance or refinance fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from specified taxes. Revenue bonds are payable solely from specified revenues. The responsibility to issue most state bonds rests with the Division of Bond Finance of the State Board of Administration. However, certain quasi-governmental entities also incur debt and are reported as part of the primary government.

   Total bonded debt outstanding decreased by $1.6 billion, or approximately five percent, from the prior fiscal year to a total of $27.8 billion at June 30, 2009. The majority of the outstanding debt serves to finance educational facilities ($14.6 billion), the Florida Hurricane Catastrophe Fund ($5.2 billion) and transportation infrastructure ($4.4 billion). New bonded debt issues for 2009 totaled $2.6 billion. Annual debt service payments on net tax-supported debt totaled $2 billion for 2009, an increase of $160 million from the prior year. Annual debt service payments are projected to increase by 20 percent from $2 billion to $2.4 billion over the next four years.

   Litigation. The State, its units and employees are parties to numerous legal proceedings, many of which normally occur in government operations. Most of these legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse impact on the State's financial position. There are, however, several legal proceedings which, if decided adversely against the State, may require the State to make material future expenditures for expanded services or capital facilities or may impair future revenue sources. It is neither possible to determine the outcome of these proceedings nor to estimate the possible effects adverse decisions may have on the future expenditures or revenue sources of the State.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Florida are rated AAA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no obligation on the part of Florida to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Florida trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of Florida and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Florida trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Florida trust to pay interest on or principal of such bonds.

   Your Florida trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

   Georgia Risk Factors

   State Profile. Georgia is an economic hub of the southeast. The capital in Atlanta is the major economic and population center of the State with major regional economic and population centers in Augusta, Savannah, and Macon. Georgia's economic base is diverse with major port facilities on the coast, agricultural resources throughout the State, manufacturing and service industries, and is a major transportation hub with the busiest airport in the nation. Georgia is the ninth largest state with a population of 9.54 million people.

   Economic Condition and Outlook. The national and local economies entered into a severe recession during the State's 2009 fiscal year. The State's economy was significantly impacted by the national recession as total General Fund revenues declined by 10.5 percent from the prior fiscal year due to unprecedented declines in tax revenues. Employment levels fell sharply in Georgia through early 2009 and have since moderated. Georgia's unemployment rate in November 2009 was 10.2 percent and has been near this level since it peaked at 10.3 percent in July 2009. This is slightly above the U.S. rate of 10 percent and is consistent with high unemployment rates across the southeast. Georgia's population growth ranks fourth in the nation and first in the South, since the 2000 census. Georgia's median household income was $50,861, the 24th highest in the nation and 2.25 percent lower than the national average.

   The recession in Georgia has generally synchronized with the nation's economic performance. The economic downturn has continued into fiscal year 2010 and Georgia's revenue performance is likely to be weak in fiscal year 2010 as evidenced by a decline in year-to-date revenues of 15.2 percent through November 2009. Recent economic data suggest that Georgia's labor market is on a similar path as that of the nation. However, the weight of job losses, residential and commercial real estate markets and housing-related manufacturing could delay the recovery in Georgia. Personal income has grown slightly since fiscal year-end but is still down on a year over year basis.

   Economic Factors. The national and local economies entered into a severe recession during the State's 2009 fiscal year. The National Bureau of Economic Research dated the start of the national recession in December 2007. The recession was relatively mild, however, through the fall of 2008. Financial markets froze following the bankruptcy of Lehman Brothers, a major financial institution in September 2008. This precipitated a sharp contraction in economies worldwide.

   The downturn has had a severe impact on Georgia's economy. Total General Fund revenues in fiscal year 2009 fell by 10.5 percent from fiscal year 2008 and the downturn has continued into fiscal year 2010. Through November 2009, tax revenues, as reported by the Georgia Department of Revenue are down 15.4 percent year to date for fiscal year 2010.

   Other measures of economic activity in Georgia also indicate that the recession has had a significant impact. The U.S. Bureau of Labor Statistics reported that Georgia's unemployment rate in October 2009 was 10.2 percent with 482,703 workers unemployed and seeking work. This rate is equal to the U.S. unemployment rate. The Georgia unemployment rate peaked at 10.3 percent in July 2009; this is the highest rate of unemployment reported for the State.

   Nonfarm employment in Georgia has also fallen. The U.S. Bureau of Labor Statistics reported that Georgia's nonfarm employment totaled 3,839,800 in October 2009. This is a loss of about 228,000 jobs from October 2008, a decrease of 5.6 percent.

   Personal income is another important economic indicator for states. For Georgia, personal income fell by 3.4 percent in the second quarter of 2009 compared to the second quarter of 2008. For the U.S., personal income fell by
2.6 percent over the same period.

   Major Initiatives. Open Georgia is the State's initiative to bring increased transparency and accountability to State government in Georgia, which was created when Senate Bill 300, Transparency in Government Act, was passed in 2008 by the Georgia General Assembly. The Open Georgia website contains a searchable database of spending data for State salaries, travel expenditures and professional fees. The site was recently expanded to include 2009 State spending data on vendors and contracts awarded across most State agencies.

   Budgetary Highlights. The final amended budget of $17.4 billion differed significantly from the original budget (a decrease of $2.7 billion impacting appropriations), resulting primarily from the national recession. Actual Net Revenue Collections deposited with the Office of Treasury and fiscal Services were $16.8 billion compared with $18.7 billion in 2008. This collection total was less than the revenue estimate used in the amended appropriation act and was primarily the result of the economic recession. The resulting deficiency of actual net revenue collections to the final amended appropriation act totaling $681 million was primarily offset by a reduction in allotments to budget units in the amount of $325 million.

   Also impacting appropriation activity during fiscal year 2009 was receipt of American Recovery and Reinvestment Act of 2009 ("ARRA") funds totaling $802 million on a statutory basis of accounting. Of this amount, $497 million, $190 million and $59 million were attributable to Medicaid, State Fiscal Stabilization Fund ("SFSF") and transportation grants, respectively. The Medicaid funds provided for increased Medicaid reimbursement percentages authorized under ARRA. The SFSF funds were used primarily to stabilize budgets of local educational agencies and institutions in the Higher Education Fund, with the remainder going to other general government programs in the Public Safety sector.

   Each year, the difference between funds available and expenditures is added to or subtracted from the budgetary Revenue Shortfall Reserve ("RSR"). The reserve cannot exceed 10 percent of the previous fiscal year net budgetary revenue for any given fiscal year, and up to 1 percent of the preceding fiscal year's budgetary net revenue collections may be appropriated from the reserve to fund increased K-12 educational needs. The Governor may release RSR funds in excess of 4 percent of net revenue collections for appropriation.

   At June 30, 2009, the State's Revenue Shortfall Reserve declined to $271 million, compared to a balance of $753 million at the end of 2008 (balances reported are net of amounts released by the Governor for appropriation). The decrease reflects a deficiency in net current year receipts to expenditures of $295 million and the release from the June 30, 2008 reserve of $187 million for increased K-12 funding needs. At the current level, the RSR is not sufficient to provide for additional appropriations in fiscal year 2010. However, the balance remaining following any appropriation of funds for the 2010 mid-year K-12 adjustment (up to $167 million) will be available to meet any unanticipated budget shortfall at the end of fiscal year 2010.

   Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt, to provide for the proper application of use of the debt proceeds, and to establish the procedures for protecting the holders of such debt. At the end of the fiscal year 2009, the State had total bonded debt outstanding of $11 billion.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly. The State Depository Board is designated by State law as the oversight Board for Georgia's cash management and investment policies. The Office of Treasury and Fiscal Services ("OTFS") acts as the administrative agent of the Board. OTFS invests temporarily idle cash in statewide investment pools. All such funds are invested considering first the probable safety of capital and then probable income, while meeting daily cash flow requirements and conforming to all statutes governing the investment of public funds.

   Risk Management. The State is self-insured against certain property and liability claims, including workers' compensation and unemployment compensation. The Risk Management Funds accumulate reserves for certain property and liability risks and pay for commercial insurance coverage. Revenues are generated from premiums charged to State and local government organizations. Various risk control techniques are utilized to minimize accident-related losses; risk managers also identify unique loss exposures and develop strategies to reduce the cost of risk associated with individual business operations.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Georgia are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Georgia trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Georgia trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Georgia trust to pay interest on or principal of such bonds.

   Your Georgia trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Georgia or contained in Official Statements for various Georgia Municipal Obligations.

   Kansas Risk Factors

   State Profile. The annual budget serves as the foundation of the State's financial planning and control. On or before October 1, agencies are required to submit annually or biennially budget estimates for the next fiscal year to the Division of Budget. These estimates are used in preparing the Governor's budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

   Economic Factors and Next Year's Budgets and Rates. Kansas economy has experienced a significant decline in fiscal year 2009. According to the Kansas Department of Labor Kansas Labor Market Information News Release for July 2009, employment for nonfarm jobs in the State of Kansas for June 2009 is decreasing. Compared to June 2009, employment decreased by 53,000 jobs for a total of 1.35 million nonfarm jobs. The unemployment rate was 7 percent for June 2009, compared to 4.4 percent in June 2008.

   Net assets may serve over time as a useful indicator of the financial position of a government. The combined net assets of the State (government and business-type activities) totaled $10.5 billion at the fiscal year ending June 30, 2009.

   The largest portion of net assets reflects investment in capital assets such as land, buildings, equipment, and infrastructure (roads, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   Financial Highlights. The assets of the State exceeded its liabilities at fiscal year ending June 30, 2009 by $10.5 billion (presented as net assets). Of this amount, $99.1 million was reported as unrestricted net assets, which represents the amount available to be used to meet ongoing obligations to citizens and creditors.

   Total net assets decreased by $527.4 million (4.8 percent decrease) in fiscal year 2009. Net assets of governmental activities decreased by $215.3 million (2.2 percent decrease), and net assets of the business-type activities decreased $312.1 million (28.7 percent decrease).

   Fund Highlights. For fiscal year 2009, the governmental funds reported a combined ending fund balance of $148.3 million, a decrease of $1 billion in comparison with the prior year. Of the total amount, $459.9 million represents the fund balance of the Transportation Fund. There is negative $1.4 billion in the "unreserved fund balances". The reserved balance of $1.5 billion includes the reserve for advances to other funds of $109.6 million and the reserve for encumbrances of $1.2 billion.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation-establishing minimum ending balances for the State General Fund to ensure financial solvency for the State. The act established targeted year-end State General Fund balances as a percentage of State expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5 percent of expenditures and demand transfers.

   Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget.

   The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of expendable resources. Such information is useful in assessing the financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year.

   For fiscal year 2009, the governmental funds reported a combined ending fund balance of $148.3 million, a decrease of $1 billion in comparison with the prior year. Of the total amount, $459.9 million represents the fund balance of the Transportation Fund. There is negative $1.4 billion in the "unreserved fund balances". The reserved balance of $1.5 billion includes the reserve for advances to other funds of $109.6 million and the reserve for encumbrances of $1.2 billion.

   The General Fund is the chief operating fund of the State. At the end of the fiscal year 2009, unreserved fund balance of the General Fund was a negative $201 million, while the total fund balance reached a negative $176.3 million. During fiscal year 2009 the State experienced a revenue decline in income and inheritance taxes and also in sales and excise taxes. As a result, the cash balance is approximately $371 million lower in fiscal year 2009 than it was in fiscal year 2008. As a measure of liquidity of the General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents a negative 3 percent of total General Fund expenditures, while total fund balance represents a negative
2.6 percent of that same amount. The fund balance in the General Fund decreased by $598.4 million during the fiscal year 2009.

   Cash Management. On a daily basis, the State monitors receipts to, and expenditures out of, the State Treasury. It also employs cash flow tools and techniques that maximize revenues without incurring undue risk. The State invests idle funds to match anticipated cash flow needs by using government securities, collateralized bank deposits, and high grade commercial paper to provide safety, liquidity, and yield, in that order. As a cash flow management policy, the State seeks to avoid borrowing from its own idle funds to meet expenditure obligations of the State General Fund.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. Kansas Development Finance Authority ("KDFA") is a public body politic and corporate, constituting an independent instrumentality of the State of Kansas. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term bond debt obligations increased by $89.8 million during the fiscal year 2009. The key factor in this increase was the issuance of new bonds during the year. Bonds issued during the year include $38.9 million for State Capital Restoration Project, KDFA Series 2008 L-1, $3.2 million for National Guard Armory Renovation Project, KDFA Series 2008 L-2, $1.1 million for Correctional Facilities Expansion Project, KDFA Series 2008L-3, $21.1 million for KU School of Pharmacy Project, KDFA Series 2008L-4, $14.2 million for Kansas Department of Transportation ("KDOT") Communication Lease Program, KDFA Series 2008G, $36.7 million for Public Water Supply, KDFA Series 2008DW, $66.5 million for Water Pollution Control, KDFA Series 2008CW, $30.9 million for KDOT Revolving Fund, KDFA Series 2009TR, $4.3 million for State General Fund Refunding Restructure, KDFA Series 2009A, $20 million for KBOR-Postsecondary Education Institution Infrastructure, KDFA Series 2009C, $49.4 million for Kansas Department of Commerce IMPACT Program, KDFA Series 2009F, $1 million for PSU-Student Health Center, KDFA Series 2009G, $14.6 million for PSU-Housing System Improvement, KDFA Series 2009H, and $4.5 million for PSU-Parking System, KDFA Series 2009J.

   The State's total long-term debt obligation (including bonds payable on demand) showed a net increase of $252.2 million (4.9 percent) during the current year. This increase was primarily due to a $119.6 million increase in revenue bonds, a $29.7 million decrease in STAR bonds, and a $162.3 million increase in other long-term obligations.

   Ratings. The State of Kansas has no general obligation debt rating because it issues no general obligations debt by Constitutional law; however, as of May 2010, S&P and Moody's assigned an issuer credit rating of AA+ and Aa1 respectively, to the State of Kansas. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome and estimates have been made regarding the amount or range of potential loss in the event of an unfavorable outcome. After review, it is the State's opinion that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the financial position of the State, except for the litigation involving the Kansas Department of Revenue has potential liabilities of $6.9 million of sales tax refunds.

   Risk Management. The State maintains a combination of commercial insurance and self-insurance to cover the risk of losses to which it may be exposed. This is accomplished through risk management and various outside entity commercial insurance providers. It is the policy of the State to cover the risk of certain losses to which it may be exposed through risk management activities. In general, the State is self-insured for certain health care claims (prescription drug and dental plus three of eight medical health plan options), State employee workers' compensation, long-term disability, tort liability, personal property, and real estate property losses up to $500,000 (except where separate coverage is required by bond covenant). The State has commercial vehicle liability coverage on all vehicles, and a statewide commercial policy on real property valued at $500,000 or more (except where separate coverage is required by bond covenant). Insurance settlements have not exceeded insurance coverage for the past three fiscal years. Risk is managed by positively addressing various benefits and liabilities through review, legislation and administration to assure that claims are promptly and correctly adjudicated and that appropriate and fair benefits and liabilities are reflected in the statutes and regulations. Where cost effective and appropriate, such as limiting the impact of a catastrophic occurrence to the State buildings, the State has limited its exposure through high deductible catastrophic loss insurance.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Kansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Kansas trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Kansas trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Kansas trust to pay interest on or principal of such bonds.

   Your Kansas trust is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

   Kentucky Risk Factors

   Economic Condition and Outlook. Kentucky total nonfarm employment growth continued to fall throughout calendar 2008, as the recession enveloped Kentucky. In the second quarter of fiscal year 2009 employment growth turned negative with 0.6 percent in losses over the second quarter of fiscal year 2008. Approximately 11,000 seasonally adjusted jobs were lost over this period. Few sectors escaped the downturn. There were substantial losses in the manufacturing sector and lesser moderate losses in the construction, information and business services sectors. Manufacturing employment declined by 11,700 net seasonally adjusted jobs (-4.6 percent).

   Kentucky has a history of having a large manufacturing sector. The largest component of which is in transportation equipment. As the automobile industries are struggling with decreased demand, firms have laid off over 6,000 employees since the second quarter of fiscal year 2008. The housing market woes impacted the construction industry with equal force, as construction employment dropped by 3,600 seasonally adjusted jobs (-4.2 percent). Trade, Transportation and Utilities employment is the largest supersector in Kentucky; growth slowed substantially in the second quarter to 0.6 percent, but managed to remain positive. Employment in these sectors was hurt some as imports fell and exports increased due to the appreciation of the dollar over this period. The dollar versus the euro appreciated steadily from 0.6332 to 0.7166 from July 2008 to December 2008.

   The short-run outlook for the Kentucky economy is dominated by weaknesses in the employment sector. Kentucky employment is expected to fall 2.3 percent during the final three quarters of fiscal year 2010. Goods-producing sectors will experience the most pronounced weakness. Construction employment is expected to fall 11.3 percent for the remainder of fiscal year 2010 as the economy tries to work through large inventories of commercial real estate and vacancies. Manufacturing employment is expected to fall 8.4 percent, or 18,600 positions, during the same period. Losses in the goods-producing sectors are especially hard on the state economy due to the profound effect that these sectors have on supporting businesses that rely on a robust regional economy as their customer base.

   The weak short-term employment outlook corresponds to similar weakness on the personal income front. Kentucky personal income is expected to rise an anemic 0.8 percent, but wage and salary income is expected to fall 0.9 percent in the blended forecast for the next three quarters. Wage and salary income comprises approximately 52 percent of State personal income. The second largest category of Kentucky personal income is transfer payments, which represent approximately 24 percent of personal income in fiscal year 2010. Transfer payments are expected to increase 8.8 percent in fiscal year 2010. The rate of growth in transfer payments, and the percentage of total income, both exceed the corresponding national data. This partially explains why the Kentucky personal income growth is expected to exceed that national rate of growth despite the underlying weakness in Kentucky wage and salary income growth.

   The path to recovery for the Kentucky economy traverses the same terrain as the national economy. Production will eventually increase, excess capacity will be worked through, and then higher sustained demand for goods and services will trigger a period of employment and business investment. The end of the path and the recovery in employment is not projected to be reached until fiscal year 2011, but a return to employment growth patterns of the 1990's is not expected. It will take considerable time for businesses to return to staffing levels enjoyed in the prior decade.

   Long-Term Financial Planning. Kentucky has by statute (KRS 48.705) a set goal of maintaining a Budget Reserve Trust Fund ("BRTF") balance of 5 percent of general fund revenues. As of June 30, 2009, the BRTF has a balance of $7.1 million which was maintained throughout the fiscal year. The reduction in the BRTF was a result of a transfer to balance the fiscal year 2009 budget.

   Major Initiatives. Fiscal year 2009 was the first fiscal year of the Commonwealth's 2009-10 biennial period. It was highlighted by the beginning of a retrenchment in spending resulting from past budgetary actions and the beginning of the economic downturn. The enacted budget contained significant spending reductions from the prior fiscal year due primarily to the reliance upon one-time funds to finance the fiscal year 2008 budget. In some areas of the government, 12 percent spending declines were a part of the enacted budget. During fiscal year 2009, General Fund tax receipts began to deviate from budgeted projections around the middle of the fiscal year. By the end of the fiscal year, actual tax revenues were 5.7 percent less than budgeted. The Governor proposed a budget reduction plan to the 2009 Session of the General Assembly that included spending reductions, an increase in the tobacco excise taxes, applying the sales tax to packaged liquor, and the use of the Commonwealth's Rainy Day Fund. Federal stimulus funds provided to the Medicaid program also contributed to resolving the revenue shortfall. The General Assembly adopted the primary aspects of that plan.

   Spending in fiscal year 2009 declined from fiscal year 2008 by 1.5 percent. This was the first time in over two generations that General Fund spending declined. In crafting the budget reductions, critical areas were preserved from reductions or incurred only minor reductions. Foremost among them was the Commonwealth's primary education funding program, the Support Education Excellence in Kentucky ("SEEK") program. Other areas that were not reduced were corrections, mental health programs, contributions to pension plans, and school and state employee health insurance. Public safety programs were also not reduced as much as the rest of Kentucky state government.

   In contrast to the operating budget, the Commonwealth's capital program for the 2008-10 biennial period was budgeted to include a significant level of investment. The majority of it was financed through the issuance of debt. The capital budget included $1.9 billion in bond financed projects. The largest proportion of new project activity was directed to the Commonwealth's nine postsecondary education institutions, over $600 million, and for road construction, $400 million. Other large areas of commitment of support were for local water and sewer infrastructure projects, over $280 million. The School Facilities Construction Commission, which aids local school districts in new construction and renovation projects, received $100 million in new bonds from the 2008 General Assembly to support offers of assistance to local school districts. The capital budget for the 2008-10 biennial period followed two consecutive biennia with the largest capital spending investments the Commonwealth has ever budgeted.

   During fiscal year 2009, the Commonwealth began to implement the actions initiated in the prior year to address a significant policy and financial issue, the financing of the large unfunded liabilities of its pension systems, and restructuring future employee benefits to ensure a sustainable pension system. The effort puts in place a phased-in financing plan to achieve the necessary actuarial contributions to the systems. The financing plan includes specific graduated targets over a period of years. Benefits and related eligibility requirements for future employees were significantly changed to modernize the benefits and to reduce the future pension liabilities of the systems. Another significant effort initiated by the Governor was the expansion of the children's health insurance program that resulted in health insurance coverage through the Medicaid program for a substantial number of uninsured children. The federal stimulus legislation, which passed in February 2009, also resulted in an estimated $3 billion in additional federal funding to Kentucky, spread over three years. The Commonwealth geared up in a number of areas to implement that legislation. Most of that spending will occur in fiscal year 2010 and fiscal year 2011, but the planning and preparation efforts were initiated in fiscal year 2009.

   Assets. Net assets may serve as a useful indicator of a government's financial position. The Commonwealth's combined net assets (governmental and business-type activities) totaled $14.3 billion at the end of 2009, as compared to $16.1 billion at the end of the previous year.

   The largest portion of the Commonwealth's net assets, $19.9 billion, is invested in capital assets (e.g. land, infrastructure, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.

   The second largest portion of the Commonwealth's net assets, totaling $1.1 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets. The unrestricted net assets, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is a negative $6.7 billion; therefore funds are not available for discretionary purposes.

   Debt Administration. The Office of Financial Management, as established in KRS 42.4201, is responsible for the oversight of the Commonwealth's debt. The Office develops a long-term debt plan including criteria for the issuance of debt and an evaluation of the total State debt to be incurred. Debt is issued through the State Property and Buildings Commission and the Kentucky Asset/Liability Commission.

   The Commonwealth of Kentucky's bonded debt increased by $812.4 million to $4.4 billion, a 22.46 percent increase during the fiscal year 2009. The major factors in this increase were the issuance of bonds to replace notes which had been issued as an interim financing source, and additional bonds to fund new projects. No general obligation bonds were authorized or outstanding at June 30, 2009.

   Cash Management. The Commonwealth's investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission, comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and gubernatorial appointees of the Kentucky Banker's Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

   At December 31, 2009, the Commonwealth's operating portfolio was approximately $2.98 billion in cash and securities. The composition of investments was as follows: U.S. Treasury securities (17 percent); securities issued by agencies and instrumentalities of the United States Government (16 percent); mortgage-backed securities and collateralized mortgage obligations (9 percent); repurchase agreements collateralized by the aforementioned (22 percent); municipal securities (8 percent); and corporate and asset-backed securities, including money market securities (28 percent).

   The Commonwealth's investments are currently categorized into three investment pools: Short-term, Intermediate-term and Bond Proceeds Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short-term Pool consists primarily of General Fund and related accounts and provides liquidity to the remaining pools. The Intermediate-term Pool represents Agency Fund investments, State held component unit funds and fiduciary fund accounts held for the benefit of others by the Commonwealth. The Bond Proceeds Pool is where bond proceeds for capital construction projects are deposited until expended for their intended purpose.

   The Commonwealth engages in selective derivative transactions. These transactions are entered into only with abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The State Investment Commission expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over-the-counter treasury options, interest rate swaps, mortgage--backed securities, collateralized mortgage obligations and asset--backed securities.

   The Commonwealth has used over-the-counter treasury options since the mid-1980's to hedge and add value to the portfolio of treasury securities. These transactions involve the purchase and sale of put and call options on a covered basis, holding either cash or securities sufficient to meet the obligation should it be exercised. The State Investment Commission limits the total option commitment to no more than 20 percent of the total portfolio of treasury and agency securities. Historically, actual commitments have been less than ten percent of the portfolio. The Commonwealth currently has no options positions outstanding.

   The Commonwealth has had a securities lending program since the mid-1980's. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102 percent of "Eligible Collateral," marked to market daily. "Eligible Collateral" is defined as securities authorized for 32 purchase pursuant to KRS 42.500. In an agent program the agent, Credit Suisse, lends the Commonwealth's treasuries and agencies, takes the cash received from the loan and invests it in Eligible Collateral authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth.

   On June 20, 2003, the State Investment Commission adopted Resolution 03-03, which amended the Commonwealth's investment policy concerning asset-based interest rate swaps. The change modifies the exposure limits from a $200 million notional amount to a net market value approach, the absolute value of which cannot exceed $50 million for all counterparties. The Commonwealth engages in asset-based interest rate swaps to better manage its duration and to stabilize the volatility of interest income. The Commonwealth currently has no asset-based interest rate swaps outstanding.

   House Bill 5 of the First Extraordinary Session of 1997 was enacted on May 30, 1997. The Bill amended KRS 42.500 to authorize the purchase of additional investment securities with excess funds available for investment. The new classes of investment securities include: United States dollar denominated corporate securities, issued by foreign and domestic issuers, including sovereign and supranational governments, rated in one of the three highest categories by a nationally recognized rating agency, and asset--backed securities rated in the highest category by a nationally recognized rating agency. The Commonwealth currently holds several asset--backed securities that have been downgraded from the highest rating category.

   KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to $25 million per issuer and a stated final maturity of five years or less. Money market securities rated A1-P1 or higher are limited to 20 percent of the investment pools. Asset-Backed Securities ("ABS") are limited to 20 percent of the investment pools. Mortgage--Backed Securities ("MBS") and Collateralized Mortgage Obligations ("CMO") are also limited to a maximum of 25 percent of the investment pools. ABS, MBS and CMO must have a weighted-average-life of four years or less at time of purchase.

   Ratings. As of May 2010, the Commonwealth of Kentucky was given an issuer credit rating of AA- by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kentucky issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Kentucky, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Kentucky trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Kentucky trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Kentucky trust to pay interest on or principal of such bonds.

   Your Kentucky trust is susceptible to political, economic or regulatory factors affecting issuers of Kentucky municipal obligations (the "Kentucky Municipal Obligations"). These include the possible adverse effects of certain Kentucky constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kentucky and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Kentucky or contained in Official Statements for various Kentucky Municipal Obligations.

   Louisiana Risk Factors

   Economic Outlook. The State provides a variety of services to citizens including education, health care, public safety, road and highway development and maintenance, and recreation. These services are financed primarily through taxes, fees, mineral royalties and federal revenues, which are accounted for by various funds (general fund, special revenue funds, capital project funds, etc.).

   Major industries in Louisiana include agriculture, fishing, and processing of mineral resources. The State leads the nation in the production of salt and sulfur and ranks high in the production of crude petroleum, natural gas, and natural gas liquids. The State rapidly industrialized in the 1960's and 70's and has giant oil refineries, petrochemical plants, foundries, and lumber and paper mills. Four of the ten busiest U.S. ports are located in Louisiana along the lower Mississippi River (New Orleans, South Louisiana, Baton Rouge, and Plaquemines). The State financial reporting entity includes 51 active component units, which are reported discretely in the financial statements. These component units include colleges and universities, boards and commissions, ports, levee districts, and other special purpose authorities.

   The national recession has negatively impacted Louisiana's economy; however, it has been less severe in Louisiana than in many other states. According to figures obtained from the Bureau of Labor Statistics, the unemployment rate increased in Louisiana from 3.9 percent in the State fiscal year 2008 to 5.6 percent in State fiscal year 2009. During the same period, the U.S. unemployment rate increased from 5 percent to 7.6 percent. The national economy is showing signs of growth with the economic outlook for the nation and the State projected to be positive for the next two fiscal years.

   The forecasts for the State of Louisiana were based on the following assumptions: 1) the national real gross domestic product is expected to rise by
1.3 percent in 2010 and 2.5 in 2011; 2) the 30-year fixed mortgage rate is predicted to increase approximately two percentage points by 2011; and 3) oil prices are forecasted to increase to $85 a barrel over the next two years and the natural gas extraction is anticipated to remain in the $4.50 per mmbtu range.

   Louisiana's economy is quite diverse, as can be seen in comparing the Metropolitan Statistical Areas ("MSAs") of Louisiana. The tourism sector is facing real difficulties in the New Orleans MSA, and with the completion of the Marathon Refinery expansion, 8,000 jobs will be cut. However, the blow will be dampened with Northrop Grumman, the area's largest manufacturer, sustaining its employment at 5,000 jobs and with the construction sector expecting to develop projects totaling about $10 billion. This MSA is projected to add only 3,000 jobs in 2010 (0.6 percent) and only 2,500 in 2011 (0.5 percent). Baton Rouge has become the third fastest growing MSA in the State in terms of percentage with an estimated growth of 4,000 jobs (1.1 percent) in 2010 and 5,500 jobs (1.5 percent) in 2011. The growth is due to the driving force of the construction sector, which is projected to add $5.1 billion in new construction. Major construction projects include $1.9 billion expansion of Shintech and $300 million expansion of Placid Refinery. Weak extraction activity is expected in the Lafayette and Houma MSAs due to the possibility of proposed federal legislation of $33 billion tax on oil and gas extraction. These MSAs are highly dependent on extraction, with a high percentage of their jobs coming from this industry. Lafayette's forecast is 700 new jobs in 2010 (0.5 percent) and 1,000 new jobs in 2011 (0.7 percent). Houma can expect 900 new jobs in 2010 (0.9 percent) and 800 new jobs in 2011 (0.8 percent). The forecast for the Lake Charles MSA includes increased growth that will be led by the construction spending on the Sugarcane Bay Casino, scheduled to open in 2011, and expected to employ 1,600 to 1,800 people. A troubling issue could be the passage of the cap and trade legislation that could cause increased costs in the petrochemical industry. It is projected that this MSA will see 1,000 new jobs in 2010 (1.1 percent) and 1,700 new jobs in 2011 (1.8 percent). The Shreveport-Bossier MSA is the most sensitive region of the State to national economic conditions. The Georgia Pacific plywood plant closed due to a weak housing market, Beaird Industries closed in 2008, and the General Motors plant has announced it will close by 2012. However, some positive economic stimulation is expected with the expansion of exploration at Haynesville Shale and the new construction at Barksdale Air Force Base. An additional 3,000 jobs are anticipated to be created in 2010, but only 1,200 jobs in 2011. In percentage terms, the anticipated job growth for the Monroe MSA over the next two years will bring it from last to first. It is projected to add 1,900 jobs in 2010 and 1,500 jobs in 2011. The large increase in 2010 can be attributed to the reopening of the old Pilgrim's Pride chicken processing facility under the name Foster Farms. A group of investors has purchased the old Delphi Lightning plant to create the new "V-Vehicle", creating approximately 1,400 jobs by 2011. The Alexandria MSA's anticipated growth is very weak as it will add only 600 new jobs in 2010 (0.9 percent) and 600 in 2011 (0.9 percent). Union Tank Car is expected to ramp up its employment level to 670 as the national economy improves, and the lumber/logging firms expect some job recoveries as the U.S. housing market rebounds.

   Louisiana can set new records in employment levels if the projections of adding 17,800 jobs in 2010 and 18,000 jobs in 2011 hold true. However, if proposed federal legislation passes, such as the $33 billion tax on the extraction industry and/or the cap and trade legislation, a tremendous strain will be placed on Louisiana's employment over 2010 and 2011.

   Louisiana's official revenue forecasts, as of May 2009, suggest the State will have about $1 billion less in State tax collections for fiscal year 2010 than anticipated in May 2008. The decline in forecasted revenue is largely due to the impact on the State from the slowdown of the national economy and the change in energy prices.

   Fund Highlights. The major governmental funds are the General Fund, Bond Security and Redemption Fund, the Capital Outlay Escrow Fund, and Louisiana Education Quality Trust Fund. The General Fund is the chief operating fund of the State. The Bond Security and Redemption Fund ("BSRF") receives all monies deposited into the State Treasury except federal funds, donations, or other forms of assistance. The BSRF pays all obligations secured by the full faith and credit of the State which are due and payable in the fiscal year 2009. The Capital Outlay Escrow Fund provides for the capital outlay expenditures of state government, state institutions and other public entities as appropriated by the annual Capital Outlay Act. The Louisiana Education Quality Trust Fund uses funds received from the federal government from mineral production or leases on the outer continental shelf to improve the quality of education in Louisiana.

   The overall financial position of the General Fund increased by $28 million and the unreserved/undesignated fund balance decreased by $115 million (15 percent) to a balance of $679 million. However, general fund revenue for fiscal year 2009 decreased by 4 percent over the prior fiscal year. Bonuses (lease revenue for exploration rights) were the only revenue source with a large percentage growth and a $10 million or higher increase over the prior year during fiscal year 2008-09. Revenues from bonuses increased by $73.7 million or
122.2 percent.

   During fiscal year 2008-09 Louisiana had significant reductions in the most important revenue sources. Thus, the State finances did not experience revenue growth from the previous fiscal year. One exception was the bonuses paid by drilling and exploration companies. During the summer and early fall of 2008, Haynesville Shale generated considerable interest for natural gas exploration and production which explains the majority of this revenue increase. The Haynesville Shale in Northwest Louisiana is estimated to hold 234 trillion cubic feet of natural gas, making it the largest natural gas find in the U.S.

   Mineral production decreased not only by its long run decline rate, but also due to the shut-in production resulting from Hurricanes Gustav and lke. Royalties and severance collections declined in response to oil prices that fell significantly during the past fiscal year. Individual income tax revenue declined in response to numerous credits passed during the 2007 Regular Session that became effective in fiscal year 2008-09, particularly continued phase-in of excess itemized deductions, an earned income tax credit and a one-time rebate of 7 percent of 2008 casualty insurance premiums. The national recession's impact on the State's wages and employment also contributed to this decline. Corporate franchise and income tax revenue fell due to reversion to historical levels of corporate collections; slowly the abnormal revenue from corporate taxes waned because reconstruction is fading out. Sales tax declined due to the national recession. Vehicle sales continued to weaken as purchases were made en masse after the destruction of the storms and typical buying patterns were disrupted. Furthermore, durable goods sales have suffered in response to the uncertainty arising from the recession and the financial markets disaster. Riverboat gaming declined as tourism dropped due to the recession. State general fund interest is falling due to lower returns on investment and historically low interest rates.

   General Fund expenditures decreased by $503 million (2 percent) from the previous year. The major reason that expenditures fell was due to the winding down of some of the disaster recovery programs that were created as a result of Hurricanes Katrina and Rita. Various recovery programs were created to provide for the restoration of infrastructure and buildings, assistance to small businesses, long-term loans to businesses for replacement or repair of buildings and equipment, funding for housing programs to compensate homeowners whose homes sustained major damage due to the hurricanes, and for other needs of the communities affected by these hurricanes. Although, a significant amount of resources are still being expended on hurricane disaster recovery programs, it has declined as communities have been restored.

   The Bond Security and Redemption Fund revenues decreased by $869 million (6.4 percent) in fiscal year 2009, mainly because of market losses on invested funds and decreased tax collections. The Louisiana Education Quality Trust Fund and the Louisiana Quality Education Support Funds reported interest earnings of $25 million (a 4.9 percent decrease) and a decrease in fair value of investments of $115.5 million.

   Assets. The assets of the State exceeded its liabilities at the close of the fiscal year by $21 billion, a decrease of less than 1 percent from the prior fiscal year. Net assets for governmental activities decreased by approximately $156 million (0.8 percent), while net assets for business-type activities decreased by $32 million (1.3 percent). The largest portion of the net assets of the State, $14.2 billion (68 percent), reflects investment in capital assets (e.g., land, roads, buildings, machinery, and equipment) net of related debt.

   These net assets are used to provide services to residents of the State, and consequently are not available for future spending. Capital assets increased by $1.7 billion (11 percent), due mainly to infrastructure improvements under the Louisiana Transportation Infrastructure Model for Economic Development ("TIMED") Program.

   In contrast, current and other assets (e.g., cash, investments, receivables, and inventory) totaled $19.3 billion (53 percent) of total assets at fiscal year end, and the State uses these resources in part to repay debt associated with capital assets. The current and other assets of the State at June 30, 2009, represent a decrease of 1.5 percent from the prior fiscal year. Cash and investments have decreased by $590 million (4.2 percent), mainly due to market declines and the downturn in the economy, which has impacted tax collections and other revenues.

   Restricted net assets represent those assets not available for spending as a result of legislative or constitutional requirements, donor agreements, or grant requirements. Restricted net assets increased by $275 million (5.3 percent) from the previous fiscal year for governmental activities, reflecting an increase of $2.6 billion restricted for other purposes and a decrease of $2.3 billion restricted for capital projects. The increase in the amount restricted for other purposes is a result of a change in the way fund balances are presented on the government-wide statements for special revenue funds. The decrease in the amount restricted for capital projects is the result of no general obligation bonds being sold in fiscal year 2008 or 2009 for capital projects. General obligation bonds for 2009 capital projects were sold on November 4, 2009.

   Restricted net assets decreased by $155 million (10 percent) for business-type activities, primarily caused by a decrease in the amount restricted for unemployment compensation, which is reported in the Unemployment Trust Fund. Balances in the fund continue to decrease, reflecting the large increase in unemployment claims following lay-offs related to the downturn in the nation's economy.

   For fiscal year 2009, unrestricted net assets decreased by $1.7 billion (255 percent) from 2008 for governmental activities. A large portion of this decrease reflects the result of a change in the way fund balances are presented on the government-wide statements for special revenue funds. Other factors for this decline include a decrease in investments due to the market decline; decreases in royalties due to the decline in oil process from the previous year; and a decline in tax revenue due in part to the national recession.

   Unrestricted net assets increased by $24 million (2.5 percent) for business-type activities, reflecting an increase of $13 million for the Municipal Facilities Revolving Loan Fund. This fund provides loans and other financial assistance to municipalities for the construction of waste water treatment facilities. The increase is the result of the loan portfolio stabilized with repayments exceeding loan disbursements. Many of the loans are approaching maturity, resulting in higher principal payments. Unrestricted net assets also increased $11 million for the Drinking Water Revolving Loan Fund due to approximately $3 million in interest earnings on loans receivable and $8 million of additional federal grants received to be used for loans to communities to improve their drinking water systems and achieve the goals of the federal Safe Drinking Water Act Amendments of 1996.

   Cash Management. The State Treasurer is responsible for managing all cash and investments, with the exception of certain component units included in the reporting entity that have independent powers to manage and invest their funds. During fiscal year 2009, cash management and investment transactions managed by the State Treasurer included checking accounts, certificates of deposit, U.S. government and agency securities, corporate, municipal and foreign securities, mutual funds, repurchase agreements, and security lending agreements.

   For fiscal year 2009, the Treasury earned $287,756,951 on its fixed-income investments for the General Fund portfolios. The investments earned a cash rate of return of 3.43 percent during fiscal year 2009 compared to a 4.54 percent rate that earned $417,344,401 in the previous year. Additionally, the thirty-day Treasury Bill yield averaged 0.5 percent and the two-year Treasury Note averaged 5.71 percent during the same period. The investments of the Louisiana Education Quality Trust Fund earned a fixed income rate of return of
1.37 percent and a loss of 25.05 percent on equities for the 2009 fiscal year.

   Debt Administration. The Louisiana Constitution of 1974 provides that the State shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature. The State authorizes, issues, and sells debt obligations. General obligation bonds issued by the State are backed by the full faith and credit of the State. The State also issues revenue obligations, which are secured by a pledge of revenues or property derived from the operations of a program funded by the issuance of the obligations.

   Louisiana Revised Statutes 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations secured by the full faith and credit of the State by prohibiting total authorized bonds from exceeding an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization.

   During the year 2009, $200 million in general obligation refunding bonds were issued to pay off the GO Zone bonds issued in 2006. The Louisiana Bond Commission also re-authorized the issuance of $485,000,000 of Gasoline and Fuels Tax Revenue Bonds, 2009 Series A, for the purpose of financing specific highway and bridge projects associated with TIMED.

   Risk Management. The primary government, through the Office of Risk Management, retains risk for property, casualty, and worker's compensation insurance, as well as coverage for all State property, with virtually no upper limits. Auto liability, comprehensive, and collision coverage is provided for the State fleet and other coverage, such as bonds, crime, aviation, and marine insurance, is provided as needed.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Louisiana are rated AA- by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Louisiana trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Louisiana trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Louisiana trust to pay interest on or principal of such bonds.

   Your Louisiana trust is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

   Maine Risk Factors

   Economic Outlook. Maine's economy has been affected by the recession consistent with the other New England states. The State is home to many renowned institutions of higher education, both public and private, industries, vacation areas, and world famous retailers, keeping the economy relatively stable and an incubator for new ideas and growth. Unemployment has remained at or below the national average due to these stabilization factors. The State of Maine with an international reputation for recreational, cultural, historical and educational institutions remains a significant spoke of the New England economy. Maine's economy remains diversified.

   Inflation moderated through the past year. The Consumer Price Index rose by
1.4 percent from July 2008 to June 2009; however, fuel and utilities prices rose much faster. The rise in oil prices to almost $150 a barrel in the summer of 2008 put pressure on both household and government budgets. The dramatic decline over the last year in oil prices has provided both households and governments during the winter heating season.

   Personal income continues to rise in Maine faster than inflation. According to the latest statistics available, personal income is estimated to have risen by 4 percent in calendar year 2008. Unemployment has increased throughout the year, but is well below the national average. The rate in Maine stood at 8.2 percent in October of 2008, which is below both the national and New England averages.

   The national economic recession has impacted Maine, but not as severely as the rest of the nation. While the housing market has slowed in Maine, homes prices have declined at a slower rate than most of the nation and most financial institutions in Maine are solid. Maine's economy is not heavily dependent on financial services jobs, and therefore has not been significantly affected by the crisis in the nation's financial sector. The one area that was strongly affected by the recession is the retail sector. Employment in the retail sector is forecasted to contract during 2009 as consumers continue to retrench.

   Major Initiatives. In February 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009. The purpose of the Recovery Act is to create and save jobs, jumpstart the nation's economy, and build the foundation for long-term economic growth. The Act includes measures to modernize the nation's infrastructure, enhance America's energy independence, expand educational opportunities, increase access to healthcare, provide tax relief, and protect those in greatest need. Immediately after enactment, an Executive Order was signed designating the Commissioner of Administrative and Financial Services as the coordinator of the State's fiscal activities related to the act. State agencies were required to follow strict guidelines regarding fiscal activities and reporting controls. Each agency was also required to submit internal control plans related to the recovery funds.

   During fiscal year 2008, the Department of Health and Human Services began an extensive project to outsource the claims management and fiscal operations of the State's Medicaid Program known as MaineCare. The initiative to move to a fiscal agent to administer the program results from the largely unsuccessful implementation effort of the electronic data processing system for claims management known as MECMS. It is expected that the fiscal agent project will span two years from the commencement of the project to implementation.

   Budgetary Highlights. For the 2009 fiscal year, the final legally adopted budgeted expenditures for the General Fund amounted to $3.1 billion, a decrease of about $59.1 million from the original legally adopted budget of approximately $3.2 billion. Actual expenditures on a budgetary basis amounted to approximately $100.4 million less than those authorized in the final budget; however, after deducting the encumbered obligations and other commitments that will come due in fiscal year 2010, including the budgeted starting balance for fiscal year 2010, there were no funds remaining to distribute in fiscal year 2009. General Fund revenues fell $31.7 million short of the revised projections. As a part of the final budget adjustment for fiscal year 2009, the Legislature approved transfers of $131.6 million from the Budget Stabilization Fund to unappropriated surplus. Interest earnings netted against the legislatively approved transfers decreased the balance in the Fund to $195,000 as of June 30, 2009.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2 million except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4.8 million for local public school building projects; in the amount of up to $4 million to guarantee student loans; to insure payments on up to $1 million of mortgage loans for Indian housing; to insure payments on up to $4 million of mortgage loans or small business loans to war veterans; and to insure payments on up to $90 million of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87.5 million available for issue through the Finance Authority of Maine.

   When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax-raising powers to secure the obligations. The major bond rating agencies regularly assess the capacity and willingness of the State to repay its general obligation debt. Moody's, S&P, and Fitch make their assessments, in large part, by examining four basic analytical areas: economy, financial performance and flexibility, debt burden, and administration. The economic base is the most critical element in determining the rating. Growth and diversity in the demographics, tax base, and employment base of the State over the last decade are indicators of future growth prospects and debt repayment capabilities. Generally, states with higher income levels and diverse economic bases have superior debt repayment capabilities and are better protected from sudden shocks or unexpected volatility in the economy. Because a strong economy does not always ensure a state's ability to meet debt payments, the State's financial management and performance are also key factors.

   Financial analysis involves several factors, including: accounting and reporting methods; revenue and expenditure patterns; annual operating and budgetary performance; leverage and equity positions; budget and financial planning; and contingency obligations. These factors present a clear indication of the financial strengths and weaknesses of the State. The rating agencies' analyses of these factors provide the framework for judging Maine's capacity to manage economic, political, and financial uncertainties.

   At year-end, the State had $1.2 billion in general obligation and other long-term debt outstanding. During the year, the State reduced outstanding long-term obligations by $79.2 million for outstanding general obligation bonds and $263.1 million for other long-term debt. Also during fiscal year 2009, the State incurred $487.7 million of additional long-term obligations.

   Risk Management. In general, the State is "self-insured" for health and dental insurance, worker's compensation, tort liability, vehicle liability, marine and aircraft, property losses, and retiree health insurance for State employees and teachers. The Risk Management Division's activities include analysis of and control over insurance coverage and risk exposure. Risk Management funds the cost of providing claims servicing and claims payment by charging premiums to agencies based on a review of past losses and estimated losses for the current period.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Maine are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the State of Maine, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Maine trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Maine trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Maine trust to pay interest on or principal of such bonds.

   Your Maine trust is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

   Maryland Risk Factors

   State Government. Maryland's employment is based largely in services, trade and government. These sectors, along with finance, insurance and real estate are the largest contributors to the gross state product. The Maryland Constitution requires the Governor to submit to the General Assembly a balanced budget for the following year. The General Assembly cannot increase the budget except in certain organizational units. The budget currently uses a legally mandated budgetary fund structure. Each State agency is provided appropriations at a program level, which is the level at which expenditures cannot legally exceed the appropriations. The State also utilizes an encumbrance system to serve as a tool for managing available appropriations. Maryland maintains its accounts to conform with the legally mandated budget and also to comply with generally accepted accounting principles. Financial control is generally exercised under the budgetary system.

   There is a Spending Affordability Committee which consists of certain designated officers of the General Assembly and other members as may be appointed by the President of the Senate and the Speaker of the House of Delegates. Each year the Committee must submit a report to the General Assembly's Legislative Policy Committee and to the Governor recommending the level of State spending, the level of new debt authorization, the level of state personnel and the use of any anticipated surplus funds.

   Also, the General Assembly created a Capital Debt Affordability Committee, the members of which are the Treasurer, the Comptroller, the Secretary of Budget and Management, the Secretary of Transportation, and one person appointed by the Governor. This Committee is required to submit to the Governor by September 10 of each year an estimate of the maximum amount of new general obligation debt that prudently may be authorized. The Committee's recent reports encompass all tax supported debt, including in addition to general obligation debt, bonds issued by the Department of Transportation, bonds issued by the Maryland Stadium Authority and capital lease transactions. Although the Committee's responsibilities are advisory only, the Governor is required to give due consideration to the Committee's finding in preparing a preliminary allocation of new general obligation debt authorizations for the next ensuing fiscal year.

   Economy and Outlook. Maryland's economy has succumbed to the national recession. As was the case with the last recession, Maryland has been buffered from the worst effects of this recession, due in part to the disproportionate share of government employment. Nevertheless, this recession is having substantial negative impacts on most if not all aspects of the State's economy.

   On a year-over-year basis, Maryland has lost jobs every month since June 2008. In fact, employment growth has generally been decelerating since early 2006. Aside from the perennially-declining manufacturing industry, which is actually losing jobs at a slower pace than during the 2001 recession, the following industries have all shed jobs in each month of fiscal year 2009: construction; trade, transportation and utilities; information services; and finance. For the first nine months of calendar year 2009, every industry has lost jobs except two -- government and education and health services. While recent months have shown some stabilization in the rates of decline, it is possible that the labor market has yet to bottom out for many or even all industries.

   The current recession has had a much more substantial impact on Maryland than the 2001 recession. In the early 2000's, there were only six months in which Maryland lost jobs (again, on a year-over-year basis), and those months averaged declines of 0.2 percent. In the current period, the 16 consecutive months of employment declines have averaged 1.6 percent. The job losses are now approaching those of the early 1990's; March through October 1991 saw declines of over 3 percent. The rate of job loss in that period peaked 10 months after the declines began, at 3.9 percent in August 1991, while growth resumed in the 28th month. Job losses peaked at 2.7 percent in April 2009, 10 months after the declines began. The current employment statistics are subject to revision, however, and in any case it is not clear that there has been substantial improvement since April 2009, as most of the five months since then have seen drops over 2.2 percent.

   With sustained job losses, Maryland personal income has suffered. In the second quarter of 2009, wage income in the State dropped 1.7 percent while total personal income grew just 0.7 percent, the worst performance for both since the first quarter of 1958. Adjusted for inflation, however, the early 1990's were slightly worse. One major factor that does make this a more troubling period is the substantial decline in capital gains in 2008, and probably in 2009 as well. While final figures will not be available until 2010, it appears that capital gains (which are not included in personal income statistics) fell by about 66 percent in 2008, exceeding the 52 percent drop in 2001 and well in excess of any other decline. Furthermore, since the late 1990's capital gains have averaged 4.2 percent of total personal income, while in the years prior they were less than half that, at 1.6 percent of total personal income. So the record drop in capital gains had a much more substantial impact on Marylanders' income than any time in the past. And, through the wealth effect, it has been a major factor restricting consumer spending.

   More erosion of Marylanders' wealth is occurring in the housing market. Falling prices, though bad for homeowners and particularly bad for those who want to sell their home, are necessary to bring the market back into equilibrium.

   With one exception, sales declined every month from October 2005 through April 2009. The active inventory of homes for sale, though still at relatively high levels, has fallen 15 percent from its peak. Though a long way from completion, and though home prices are likely to fall further, it does appear that the recovery of the housing market has begun. Maryland's economic situation is most certainly not unique. While some factors may be more severe in Maryland than most other states, such as falling home prices, and others may be less severe, such as the unemployment rate and job losses, the recession is affecting consumers and employers in generally the same fashion here as elsewhere. And, as is the case in most other states, it appears that recovery is not right around the corner. Employment in both the State and nation is expected to continue to decline well into 2010. The continuing job losses will continue to be a drag on consumer confidence and consumer spending, and hence will delay the onset of recovery. Only when employers begin to add jobs will the economy resume stable growth.

   Major Budgetary Initiatives. The budget challenge has required the State to examine all governmental activities to find efficiencies and low priority spending. Overall budget growth for the general fund will decrease by 1.3 percent in fiscal year 2010 compared to fiscal year 2009, while budget growth for all funds will increase by 2.3 percent. Long term planning includes using general obligation bonds to pay for projects, such as the Intercounty Connector and replacement of the Medevac helicopters, which previously had been planned to be paid with subsidies from the general fund.

   Priorities have been placed on funding for Medicaid, Temporary Cash Assistance, food stamps and energy assistance. In July 2008, the State began implementation of the Working Families and Small Business Health Coverage Act which expands Medicaid coverage and provides health insurance premium subsidies for small businesses. Also, Maryland continues its commitment to funding public school education. The 2010 budget provides $5.4 billion in local education aid and $260.3 million for public school construction. It provides funding for higher education to maintain the "tuition freeze" for in-State undergraduates at Maryland's 4-year higher education institutions. Other priorities include strengthening Maryland's infrastructure for economic development, particularly for biotechnology and preserving the State's land and the Chesapeake Bay.

   Over the next ten years, the State will invest $1.3 billion in its biotechnology industry. The "Bio 2020" initiative is the largest per capita investment in biotechnology made by any state in the nation. The State continues to plan for the significant growth from the Base Realignment and Closure process which is expected to create 60,000 new jobs and move 28,000 families to Maryland.

   Financial Highlights. Maryland reported net assets of $14.5 billion in fiscal year 2009 and $17.4 billion in fiscal year 2008. Of the net assets in fiscal year 2009, a deficit balance of $3.7 billion was reported as total unrestricted net assets, which includes a $5.2 billion deficit balance in governmental activities and a $1.5 billion balance in business-type activities.

   The State's total net assets decreased by $2.9 billion as a result of 2009's operations. The net assets for governmental activities decreased by $2.5 billion (21.4 percent). Net assets of business-type activities increased by $312 million (5.7 percent). The State's governmental activities had total expenses of $28.5 billion, total revenues of $25.5 billion and net transfers from business-type activities of $461 million for a net decrease of $2.5 billion. Business-type activities had total expenditures of $3.2 billion, program revenues of $3.3 billion, and transfers out of $461 million for a net decrease in net assets of $312 million. Total State revenues were $28.8 billion, while total costs for all programs were $31.7 billion.

   Financial Analysis of the State's Funds. Governmental funds reported a combined fund balance of $2 billion, a decrease of $1.3 billion (40 percent) from the prior year.

   The General Fund reported an unreserved fund balance of $147 million and a reserved fund balance of $1.4 billion, compared to an unreserved fund balance of $1.5 billion and a reserved fund balance of $1.4 billion in 2008. This represents a net decrease of $1.4 billion in General Fund, fund balance. The total unreserved fund balance in the governmental funds was $42 million, compared to the unreserved fund balance of $1.4 billion in the prior year.

   Governmental funds reported a total reserved fund balance of $1.9 billion in 2009, compared to $1.9 billion in the prior year.

   Debt Management. Total bonds, obligations under long-term leases and other nontraditional Transportation debt at the end of fiscal year 2009 was $14 billion, a net increase of $1 billion (7.9 percent) over the prior year. $911 million General Obligation Bonds and $390 million Transportation Bonds were issued during the year.

   At June 30, 2009, the State had outstanding bonds totaling $12.9 billion. Of this amount $5.9 billion were general obligation bonds, backed by the full faith and credit of the State. The remaining $7 billion was secured solely by the specified revenue sources.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Maryland are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Maryland trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Maryland trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Maryland trust to pay interest on or principal of such bonds.

   Your Maryland trust is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

   Massachusetts Risk Factors

   Economic Outlook. Problems in the subprime mortgage and other credit markets deepened in 2009 as the recession continued. However, signs of recovery are showing. National and Massachusetts home values appeared to have bottomed out in the spring of 2009. The Commonwealth's per capita net income continues to exceed the nation, ending the 2008 calendar year at 27 percent above the national average, rising 4 percent during the year.

   Unfortunately, unemployment levels rose to their highest levels since the early 1990's in the Commonwealth, yet remained less than the nation as a whole for the year. The Commonwealth continues to contain a large employment base of education, as well as health and human service positions that somewhat stabilize the economy. However, even those institutions are not immune to a deep recession. Nationally, between the third and fourth quarters of 2008 and the first two quarters of 2009, the federal bureau of economic analysis reported that the gross domestic product fell by 2.7 percent. For the Commonwealth, annual figures show that between 2007 and 2008, which partially includes this recession, the gross State product grew by 3.6 percent.

   By most accounts, fiscal pressures will continue in the Commonwealth for some time. In October 2009, the Governor announced that a $600 million budget gap exists for fiscal year 2010. In response, the budget for fiscal year 2010 has been cut by nearly $269 million across all secretariats. This represents about 1 percent of the fiscal year 2010 General Appropriation Act. A managerial furlough plan has been extended. Programs and services across the Commonwealth will be affected by these budgetary constraints not only in fiscal year 2010, but into fiscal year 2011 until tax revenues recover.

   In December 2007, the nation entered into a recession caused by the downturn in the housing markets and was broadened due to the global capital market restructuring that occurred during fiscal year 2009. Rates of economic decline have been sharp as the nation's gross domestic product has fallen and unemployment has hit the highest levels in decades. However, some indicators have seemingly bottomed out. The Dow Jones Industrial Average has risen from a low of 6,547 in March of 2009 to over 10,000. The increase has a way to go to hit the historical high of two years ago of nearly 14,200. Housing values also appear to have started to rise again after hitting lows also in March 2009. Some of those rises may be attributable to tax credits available in American Recovery and Reinvestment Act of 2009 as well as other stimulus measures. Some economists have a view that unemployment will remain a problem for the foreseeable future.

   Massachusetts' economy outperformed the nation's economy as a whole. Per capita net income rose by over 4 percent for the calendar year of 2008. As of October 2009, unemployment continued to be less than the national average but is still rising. The rate for the Commonwealth rose from 5.2 percent in July of 2008 and has risen steadily throughout the year to 9.3 percent as of September 2009, but dipping slightly to 8.9 percent in October 2009. Nationwide, the rate has almost continuously risen in the same time span from 5.8 percent in July 2008 to 10.2 percent in October 2009, a rate that has not been seen since 1983. The Commonwealth is doing better than other states but there are many uncertain signs. The population of the Commonwealth continues to only slightly grow, showing only seven tenths of a percent increase, despite being the home to many world-renowned institutions of higher education, both public and private, keeping the economy relatively stable and an incubator for new ideas and growth. Population growth nationwide averages approximately 1 percent per year.

   The Commonwealth, with an international reputation for medical, cultural, historical and educational institutions remains the economic and educational hub of New England. The Commonwealth's strongest component is its knowledge--based technology and service industries. The Commonwealth is home to 19 S&P 500 companies, among them seven Fortune 500 headquarters.

   Massachusetts also ranks highly in the knowledge-based economy. According to the United States Patent Office, the Commonwealth is fifth in the nation in patents per capita, only slightly behind California and Washington. Massachusetts' infrastructure provides strong support for this knowledge based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 U.S. Census, updated in the 2008 American Community Survey, estimated that 38.1 percent of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 27.7 percent for the United States as a whole. In the same survey, over 88.7 percent of residents over age 25 at least have a high school diploma or general education equivalent. In primary education, the National Assessment of Education Progress continues to rank Massachusetts first in 4th and 8th grade mathematics and reading, third in writing and fourth and sixth in science in grades 4 and 8, respectively. This shows that Massachusetts school children are consistently among the best educated in the nation.

   Net Assets. The liabilities of the Commonwealth exceeded its assets at the end of fiscal year 2009 by over $8.2 billion, which was a drop of more than $3.5 billion during the fiscal year. Of the $8.2 billion deficit amount, "unrestricted net assets" is negative by more than $12.3 billion, offset by $2.2 billion in "restricted net assets" and nearly $1.9 billion in the Commonwealth's investment in capital assets, net of related debt. There are two primary reasons for negative unrestricted net assets. Legislation mandates that the Highway Department transfer the Central Artery/Third Harbor Tunnel to the Massachusetts Turnpike Authority and the Massachusetts Port Authority upon completion. In fiscal year 2010, the Commonwealth will transfer these assets to the newly created Massachusetts Department of Transportation, which combines the Highway Department, the Aeronautics Commission, the Registry of Motor Vehicles, the Executive Office of Transportation and Construction, the operation of the Tobin Memorial Bridge and the Massachusetts Turnpike Authority into a singular transportation structure. As part of this combination, the capital assets will transfer to the new authority and offsetting liability will be reduced. The Commonwealth, however, paid for the construction of these assets and retains a large amount of related debt, which is now unrelated to any capital asset. The Commonwealth also has a liability of $3.3 billion for its share of the construction costs of schools owned and operated by municipalities through the Massachusetts School Building Authority ("MSBA"). MSBA continued to approve grants in fiscal year 2009. This overall liability of $3.3 billion decreased by approximately $457 million during fiscal year 2009 due to grant payments made to municipalities during the year in excess of projects added to the MSBA's waiting list and new programs. During the fiscal year 2009, approximately $1 billion in restricted net asset balances were set aside for unemployment benefits and an additional approximate $573 million was restricted for debt retirement.

   Changes in Net Assets. Overall, the Commonwealth's financial operations resulted in net asset decreases by over $3.5 billion in fiscal year 2009 before accounting changes. Net assets of governmental activities decreased by about $2.8 billion. The decrease in net assets is primarily attributable to three issues: the economic recession necessitating more services of about $1.8 billion, a large drop in pension net assets of about $667 million, adding to net pension obligations and approximately $993 million related to underfunding of retiree health care.

   Governmental Fund Balances. At June 30, 2009, the Commonwealth's governmental funds reported a combined ending fund balance of nearly $5.1 billion. Of the $5.1 billion, nearly $4.4 billion represents unreserved and undesignated fund balance. Fund balances decreased by over $2 billion due to the downturn in the economy. Fund deficits of major governmental funds were again eliminated this year due to year end supplemental budgets or deficit elimination activities already in statute. Similar to last year, approximately $146 million has been declared as a receivable in the governmental funds related to anticipated tobacco settlement proceeds in fiscal year 2010. The MSBA's fund balance of approximately $1.4 billion is blended into the Commonwealth. Within this fund balance are over $1.9 billion in cash and investment contracts which were funded by bond proceeds in previous fiscal years, and other assets less approximately $522 million in current liabilities. Nearly $700 million was apportioned to the MSBA from the Commonwealth from sales taxes, adjusted for accruals; governmental reserved fund balances total nearly $626 million. The vast majority of this is over $573 million reserved for retirement of indebtedness, which is held in escrows related to refunding bonds and to pay grant anticipation notes. Of the remaining portion, $52 million is reserved for the Central Artery/Tunnel owner controlled insurance program for workers' compensation and general liability.

   Debt Administration. The Commonwealth issues short-term and long-term debt. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. Additionally, short-term notes are issued and redeemed annually.

   Exclusive of MSBA, the Commonwealth issued approximately $2.5 billion in new debt in 2009. 21 percent of the Commonwealth's general obligation debt has been issued as variable rate bonds as of June 30, 2009. Included in this variable rate debt were approximately $402 million in auction rate securities (about 2 percent of all general obligation debt) as of June 30, 2009. Because of failed auctions that began in February 2008, meaning there were not enough bids from investors to purchase securities being offered for sale by existing holders, the Commonwealth issued general obligation debt that are ostensibly refunding bonds, but have a purpose of refunding leases in two instances. In late November 2008, the Commonwealth issued approximately $294 million in bonds to retire a capital lease to the Route 3 North Transportation Improvement Association (a discretely presented component unit) that the Association funded by auction rate securities. A few weeks later, the Commonwealth issued approximately $68 million in general obligation debt to retire a conduit lease through MassDevelopment (also a discretely presented component unit) to the City of Chelsea that was used to finance a Commonwealth data center.

   Approximately $1.1 billion in bond sales were either for general government purposes or unallocated as of year end and assumed to be for general purposes including construction and equipment purchases. The remaining new issues were for highway and other infrastructure construction (approximately $1 billion) or for strictly municipal purposes (approximately $36 million). Included in bond sales are issuances of taxable debt of approximately $72 million to finance activities that could not be financed through tax exempt means.

   Ratings. As of May 2010, all outstanding general obligation bonds of the Commonwealth of Massachusetts are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Massachusetts trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Massachusetts trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Massachusetts trust to pay interest on or principal of such bonds.

   Your Massachusetts trust is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Massachusetts or contained in Official Statements for various Massachusetts Municipal Obligations.

   Michigan Risk Factors

   Economic Condition and Outlook. In the latter half of calendar year 2008, housing sales and prices plummeted and credit and financial markets faltered. As a result, the U.S. recession that had begun in late 2007 became the worst U.S. economic downturn since World War II. Given the Michigan economy's heavy reliance on the manufacturing sector, in general, and the auto industry, in particular, Michigan's economy was hit disproportionately harder by the recession. Exacerbating Michigan's economic situation, Michigan's labor market had never recovered from the 2001 recession. Consequently, Michigan has steadily shed jobs since June 2000.

   For calendar year 2009, Michigan employment is estimated to have declined by 345,000 jobs (8.3 percent) -the ninth straight year that Michigan employment has declined and the largest percentage State employment decline in 51 years. Personal income was down an estimated 3.9 percent and wages and salaries declined 7 percent. With overall prices declining 0.6 percent, real (inflation adjusted) personal income fell 3.3 percent. Michigan's unemployment rate rose from 8.4 percent to an estimated 14.1 percent, its highest rate since 1983.

   Numerous economic indicators suggest that the recession may have ended, but that the recovery will likely be weak. As a result, the U.S. economy is projected to report positive, though tepid, growth in 2010. Light vehicle sales are expected to rise compared to 2009, when vehicle sales fell to the highest level in over 40 years. However, 2010 sales are projected to remain at historically low levels. Given this, along with the tendency for job markets to lag the overall economy, Michigan employment is expected to decline 4.6 percent. In 2010, Michigan personal income is projected to fall 2.8 percent while wages and salaries are expected to fall 3.2 percent. With 1.9 percent inflation, real personal income is expected to fall 4.6 percent. Finally, Michigan's unemployment rate is forecast to rise to 15.3 percent, the State's highest annual unemployment rate since 1982.

   Revenues and Expenditures. The General Fund is the chief operating fund of the State. At the end of fiscal year 2009, the General Fund unreserved fund balance was $177.2 million and the reserved fund balance was $794.5 million. Lower tax revenues and the use of prior year fund balances to cover current year expenditures resulted in fund balance decreasing $319.3 million (24.7 percent).

   The State was again faced with difficult budget challenges during fiscal year 2009. Because actual revenues fell below the revenue estimates, the Governor issued two executive orders to reduce spending authority. In December 2008, Executive Order 2008-21 was issued authorizing expenditure reductions totaling $134 million in general fund - general purpose funding and $11.8 million in special purpose funding. In May 2009, Executive Order 2009-22 was issued authorizing additional expenditure reductions totaling $221.9 million in general fund - general purpose funding and $127.5 million in special purpose funding. In addition to the executive order reductions, the original budget ($26.2 billion) was amended by various supplemental appropriations including the federal American Recovery and Reinvestment Act of 2009 ("ARRA") funding which helped replace general fund - general purpose funding. In fiscal year 2009, the State appropriated $2.5 billion in ARRA funding for General Fund programs including Medicaid, other health and human services programs such as Food Assistance and work force development and other job related programs. In total, general fund-general purpose funding was reduced by $2.1 billion during the year. Differences between the final budget ($27.2 billion) and actual spending ($27.1 billion) result from spending authority lapses of $116.1 million and restricted revenue authorized, but not spent, of $29.8 million. At fiscal year-end, excess restricted revenues of $447.6 million were carried forward into fiscal year 2010 and are available upon appropriation. All agencies finished the year with net lapses. However, Human Services reported line item over-expenditures of $1.6 million.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   Your Michigan trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

   Assets. The State's combined net assets decreased $3.8 billion (24.7 percent) over the course of this fiscal year's operations. The net assets of the governmental activities decreased $1.6 billion (10.2 percent) and business-type activities had a decrease of $2.2 billion (4,636.4 percent). The largest component of the State's net assets ($16.2 billion) reflects its investment in capital assets (e.g. land, buildings, equipment, infrastructure, and others), less any related debt outstanding that was needed to acquire or construct the assets. Restricted net assets are the next largest component, comprising $2.7 billion of the total. These represent resources that are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. The State's unrestricted net assets were $7.3 billion as of the close of the year. A positive balance in unrestricted net assets represents excess assets available to meet ongoing obligations. A negative balance means that it would be necessary to convert restricted assets to unrestricted assets if all ongoing obligations were immediately due and payable.

   Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. During the year, the State and the State Building Authority issued new bonds totaling $601.5 million and refunding bonds totaling $775.6 million and paid $777.2 million to a refunded bond escrow agent to cover future debt service payments.

   Ratings. As of May 2010, State of Michigan general obligation bonds are rated AA- by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurance that such ratings will be maintained in the future.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Michigan trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Michigan trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Michigan trust to pay interest on or principal of such bonds.

   Your Michigan trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

   Minnesota Risk Factors

   Economic Outlook. The longest and deepest recession since World War II did not skip over Minnesota. Payroll employment in the State fell by 117,000 jobs (4.3 percent) in fiscal year 2009, and at the end of the fiscal year, the State's unemployment rate was at 8.4 percent, up 3.1 percentage points from the
5.3 percent rate observed at the close of fiscal year 2008. Job losses in the State were slightly more severe than the national average, but the State's unemployment rate ended the fiscal year 1.1 percentage points below the U.S. rate. Per capita personal income in Minnesota fell by 2.4 percent, slightly less than the national average decline of 2.6 percent, but incomes in Minnesota's volatile farm sector fell by 27 percent. Nonfarm income in the State fell by 2 percent, 0.5 percentage points less than the U.S. average.

   The combination of fewer jobs and a shorter work week for those who retained their jobs has produced a decline in total nominal wages in Minnesota of 0.9 percent in fiscal year 2009. Nationally, wages declined fiscal year over fiscal year by 1.4 percent. This was the first time since World War II that a decline in nominal wages over a fiscal year has been observed. Nonfarm proprietors' income was also less in fiscal year 2009 than in fiscal year 2008.

   Minnesota manufacturing employment fell by 40,000 between June 2008, and June 2009, and professional and business services fell by 37,000, the two largest sectoral declines observed in the State's economy. Retail trade and construction employment also showed substantial declines of 19,000 and 18,000, respectively. The only sectors with notable growth during the 2009 fiscal year were education and health care, where employment increased by more than 14 percent. That "super-sector" showed an employment increase of more than 14,000 jobs. Employment in the health care portion of that sector grew by 13,100, while the education sector added 1,300 jobs. Local government employment increased by 700 jobs over the fiscal year.

   While a return to recession is not forecast for either the U.S. economy or the Minnesota economy for the 2010 fiscal year, Global Insight, Minnesota's macroeconomic consultant, believes that the recovery will be much slower than usual. December's baseline forecast for fiscal year 2010 calls for real gross domestic product ("GDP") to grow at just a 0.3 percent annual rate during the first year of the 2010-11 biennium. Even though the Global Insight forecast shows real GDP increases in each quarter of the fiscal year, the consultant believes it will take until the first quarter of calendar 2011 for real GDP to once again reach its pre-recession high.

   The outlook for Minnesota in fiscal year 2010 is very similar to the national outlook. Payroll employment is expected to decline by 28,000 jobs between the second quarter of calendar 2009 and the second quarter of calendar 2010, a much smaller job loss than the 110,000 observed over the 2009 fiscal year. All of the loss in jobs in fiscal 2010 is expected in the first half of the year. Manufacturing and construction employment jobs are expected to fall another 13,000 and 5,000, respectively. Wage income in Minnesota is expected to grow by
1.8 percent during the 2010 fiscal year and nonfarm proprietors' income by 3.9 percent. Over fiscal year 2009, personal income in Minnesota is expected to grow by less than 1.9 percent, slightly below the 2.2 percent growth rate projected for the nation as a whole.

   Debt Management. The State's debt management policies require that the ratio of budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, should not exceed 3 percent of total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis.

   The State's total long-term liabilities increased by $432 million (6.7 percent) during fiscal year 2009. The increase is partially due to the issuance of general obligation bonds for trunk highway projects and other various State purposes and revenue bonds for the Minnesota State Colleges and Universities and a statewide 911 emergency response communication system. The beginning balance has been restated due to the implementation of Governmental Accounting Standards Board ("GASB") Statement No. 49, "Accounting and Financial Reporting for Pollution Remediation Obligations." As a result of implementing this statement, the State recognized a change in accounting principle of $45.9 million, which restated the liability recognized for pollution remediation at the beginning of the year.

   Cash Management. The majority of cash is held in the State treasury and commingled in State bank accounts. The cash in individual funds may be invested separately where permitted by statute. However, cash in most funds is invested as a part of an investment pool. Investment earnings of the pools are allocated to the individual funds where provided by statute. Earnings for all other participants are credited to the General Fund.

   Minnesota statutes require that deposits be secured by depository insurance or a combination of depository insurance and collateral securities held in the State's name by an agent of the State. This statute further requires that such insurance and collateral shall be in amounts sufficient to ensure that the deposits do not exceed 90 percent of the sum of the insured amount and the fair value of the collateral.

   The State Board of Investment manages the majority of the State's investing. Minnesota statutes broadly restrict investment to obligations and stocks of U.S. and Canadian governments, their agencies and their registered corporations, short-term obligations of specified high quality, restricted participation as a limited partner in venture capital, real estate, or resource equity investments and restricted participation in registered mutual funds.

   Litigation. Payment of tort claims against the State is made from funds appropriated by the Minnesota Legislature to agencies for their general operations to the extent such funds are available without unduly hindering the operation of the agency, from appropriations of dedicated receipts if practicable, or from funds appropriated for the payment of tort claims. The tort claims appropriations for each of the fiscal years ending June 30, 2009, 2010, and 2011 are $761,000. The maximum limit of liability for tort claims arising out of a single occurrence in Minnesota on or before January 1, 2000, and before January 1, 2008, is $1 million. The maximum limited liability for any one claim is $300,000 for claims arising before August 1, 2007, and $400,000 for claims arising on or after August 1, 2007, and before July 1, 2009. The maximum limits of liability for tort claims arising in Minnesota on or after January 1, 2008, and prior to July 1, 2009, are $1.2 million for any number of claims arising out of a single occurrence. For tort claims arising in Minnesota on or after July 1, 2009, the maximum limits are $500,000 for any one claim and $1.5 million for any number of claims arising out of a single occurrence.

   I-35W Bridge Collapse. On August 1, 2007, the I-35W interstate bridge over the Mississippi River collapsed. Thirteen people were killed, and approximately 145 injured. The bridge, which opened in 1967, was designed by a private contractor under contract with the State of Minnesota; it was inspected and maintained by the Minnesota Department of Transportation ("MnDOT"). The State has received 186 Notices of Tort Claim arising from the collapse of the I-35W bridge. The Minnesota Legislature enacted a compensation fund codified in Minn. Stat. Section 3.7391 et seq. and appropriated $36,640,000 for payments to representatives of decedents and claimants who were on the I-35W bridge at the time of the collapse. All 179 claimants accepted payments from the compensation fund and the emergency relief fund in the aggregate amount of about $37 million on the condition that they waived the right to sue the State for additional recovery. However, the majority of those claimants have commenced litigation against the original bridge designer, an engineering firm that inspected the bridge under contract with the State, and a construction company that was performing work on the bridge at the time of the collapse. The State has been third-partied into this litigation which is venued in Hennepin County state court. Although the State's position is that its exposure in this litigation is capped at $1 million, the constitutionality of this cap may be challenged. The State has brought third party claims against the other defendants seeking recovery of the $37 million paid to claimants by the statutory compensation fund, the emergency relief fund, and for the State's damages associated with the collapse. The State's claim against the construction company performing work on the bridge at the time of the collapse has been settled for $1 million.

   Lawsuits based on non-tort theories furnish another basis for potential liability. At any given time there may be numerous non-tort actions against the State of Minnesota which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

   Risk Management. Minnesota statutes permit the purchase of insurance on State-owned buildings and contents. The Commissioner of the Department of Administration may authorize the purchase of insurance on State properties should it be deemed necessary and appropriate to protect buildings and contents. All losses of State property are self-insured, covered by programs of the Risk Management Fund (an internal service fund), or covered by insurance policies purchased by the Risk Management Fund on behalf of State agencies. Employees' health and a portion of dental insurance are self-insured. Employees' life and the remaining dental insurance are provided through contracts with outside organizations. Premiums collected for these benefits have been more than sufficient to cover claims submitted.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Minnesota are rated AAA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Minnesota trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Minnesota trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Minnesota trust to pay interest on or principal of such bonds.

   Your Minnesota trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

   Missouri Risk Factors

   Economic Outlook. As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. Struggles began in housing related sectors, particularly financial services and construction, and progressed to nearly every industry. Missouri was slower to feel the effects of the recession initially but is now facing similar circumstances.

   Unemployment rates in Missouri began to rise around the middle of 2008 and have continued upward since, with rapid increases during the first half of 2009. Missouri's rise in unemployment has followed the national trend, with the U.S. rate reaching 9.4 percent in May 2009, nearly doubling the 5.5 percent rate in May 2008. The seasonally adjusted unemployment rate for May 2009 in Missouri was 9 percent, up from 5.8 percent a year ago. Missouri's unemployment rate has not reached these levels since 1983.

   Missouri's personal income, which directly impacts individual income tax and sales tax, rose at a 4.3 percent rate during calendar year 2008. Taxable sales for the second quarter 2009 were $18.2 billion, which is a decrease of 6.72 percent in actual dollars compared to the same quarter of 2008. The economy has caused consumers to be cautious with their spending which has resulted in lower taxable sales. Missouri ranked 24th in personal income growth in the second quarter of 2009 and was ranked the 8th lowest in terms of cost of living.

   Manufacturing and production are important parts of both the U.S. and Missouri economies and have experienced serious adverse effects from the recession. Industrial production has declined in all but one month since January 2008. Manufacturing employment has also dropped rapidly since late 2008. In May 2009, there were 258,900 manufacturing jobs in the State, a decrease of 34,000 or 11.6 percent from a year ago, matching the national rate of decline. Declines have been spread across manufacturing sectors, but the greatest numeric drop has been in transportation equipment manufacturing, which includes motor vehicles.

   Exports by Missouri companies totaled $4.6 billion in the second quarter of 2009, compared to $6.5 billion after the second quarter of 2008. This is due to the deepening global recession and falling agriculture and oil prices that caused a decline in Missouri worldwide merchandise exports.

   Capital Assets. The State's investment in capital assets for its governmental and business-type activities as of June 30, 2009 was $29.6 billion (net of accumulated depreciation). This investment in capital assets includes construction in progress, infrastructure in progress, land, land improvements, buildings and improvements, equipment, software, and infrastructure.

   Long-Term Debt. At the end of fiscal year 2009, the primary government had total general obligation and other bonded debt outstanding of $3.7 billion. Of this amount, $600.1 million comprises debt backed by the full faith and credit of the government. Principal amounts retired in fiscal year 2009 were $66,090,000 for general obligation bonds and $124,720,000 for other bonds.

   Budget. The State of Missouri completed fiscal year 2009 with a balanced budget. Net general revenue collections decreased 6.9 percent from fiscal year 2008 ending with an amount of $7.5 billion. The fiscal year 2010 budget, as appropriated in May 2009, would require growth of 4.2 percent from fiscal year 2009 in general revenue collections to support spending. Since revenues have continued to deteriorate, expenditure reductions have occurred to balance the budget including $385 million in July 2009 and an additional $204 million in October 2009. The budget cuts and revised negative 4 percent net general revenue collections will result in a balanced 2010 budget.

   As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. Missouri's unemployment rate increased 3.8 percent in fiscal year 2009. The June 2009 unemployment rate was 9.5 percent compared to the June 2008 unemployment rate of 5.7 percent. The national unemployment rate was 9.7 percent in June 2009.

   Employment change by industry identifies the types of jobs being created and lost in the State. Comparing May 2009 to May 2008, several sectors have had employment declines in Missouri. Manufacturing employment declined by 34,000 while trade, transport, and utilities declined by 14,200 over the period. The education and health service industry had the largest growth over the year with employment increasing by 8,500; the health care and social assistance subsector makes up more than 80 percent of the industry. The government sector has also increased in employment over the year.

   In an environment of shrinking income and spending, and given that growth in Missouri revenue generally lags national economic conditions by six to eighteen months, the growth of general revenue collections for fiscal years beyond 2010 remains guarded. Compounding the matter are the State's tax reductions enacted in recent legislative sessions and changes at the federal level which will have mixed impacts on collections due to complicated tax and spending provisions. Without a substantial rebound in equities markets and a swift employment turnaround, further declines in general revenue are anticipated. This will result in several funding challenges in mandatory programs such as education, health care, and transportation. Conservative fiscal management will assist in meeting these challenges. For example, Missouri has set aside a substantial portion of the American Recovery and Reinvestment Act of 2009 for budget stabilization for future fiscal years.

   Missouri will face a significant drop in funding for transportation in 2010 when proceeds from Amendment 3 will end. During fiscal year 2009, Missouri Department of Transportation ("MoDOT") awarded 461 projects, the total of which was 9 percent under budget. That was a savings of more than $135 million. MoDOT has managed costs by: rebidding projects if they come in too high; closing roads during construction if it saved time and money; designing projects to fit specific needs; and asking contractors to use alternate materials, propose innovative design and construction methods, and work off-hours. MoDOT's Safe and Sound Bridge Improvement Program is well under way, which will repair or replace 802 of Missouri's worst bridges by October 31, 2014. MoDOT is also taking an aggressive approach to selling excess property it owns in an effort to invest more money into road and bridge projects.

   Despite funding challenges, the State is working to stimulate the economy, increase efficiency, and decrease costs. In fiscal year 2009, Missouri passed House Bill 191 which enhances Missouri's economic development programs to help businesses create jobs and train the State's workforce for the industries of tomorrow. Senate Bill 376, the Energy Efficient Investment Act, was also passed setting goals for Missouri's investor-owned electric utilities to achieve all cost-effective savings possible from energy efficiency programs. Finally, the process of contracting highway projects should be quicker and more efficient due to the passing of House Bill 359 which grants Missouri Highways and Transportation Commission expanded authority to enter into design-build construction contracts.

   Governmental Funds. At the end of fiscal year 2009, the State's governmental funds reported combined ending fund balances of $4.2 billion. Approximately
57.1 percent is unreserved and available for spending at the government's discretion. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed: 1) for budget reserve, 2) to pay debt service, 3) for loans receivable, and 4) for a variety of other purposes.

   Proprietary Funds. The State has three major proprietary funds: State Lottery, Unemployment Compensation and the Petroleum Storage Tank Insurance Fund. The State Lottery Fund was established in 1986 to account for the sale of lottery tickets and lottery operations. Since 1992, public education has been the sole beneficiary of lottery proceeds. Unemployment Compensation accounts for contributions and payments collected from Missouri employers under the provision of the "Unemployment Compensation Law." This tax finances benefits for workers who become unemployed through no fault of their own. The Petroleum Storage Tank Insurance Fund accounts for moneys collected from transport load fees and participating owners of petroleum storage tanks. The fund pays cleanup expenses for petroleum leaks or spills from underground storage tanks and certain above ground storage tanks as well as third party property damage or bodily injury resulting from such discharges. This fund is one of the largest insurers of storage tanks in the country.

   The State Lottery Fund's net assets decreased by $1.8 million in fiscal year 2009. Operating revenues decreased by $27.1 million during the fiscal year which was partially offset by a decrease in expenses for prizes paid. The decrease in operating revenues was mainly due to a decline in ticket sales from the record sales level for fiscal year 2008. Contributing factors in the decline in sales included: economic conditions, smaller number of large jackpots in online games, and limited resources for advertising and promoting. The decline in ticket sales contributed to the decline in prizes paid.

   The Unemployment Compensation Fund's net assets decreased by $360.5 million due to the increased number of unemployment claims resulting from the current national economic condition. Missouri borrowed $185.9 million from the federal government during fiscal year 2009 to continue to pay unemployment benefits. The Petroleum Storage Tank Insurance Fund's net assets increased by $0.2 million. Operating expenses decreased by $4.5 million primarily due to decreased program expenses. However, operating revenues also decreased by $9.4 million, but total revenues continued to outpace expenses during the fiscal year. Operating revenues decreased due to a reduction in the load fees charged to customers. Load fees were reduced from $40 to $20 per 8,000 gallons.

   The general fund is the chief operating fund of the State. At the end of fiscal year 2009, the State's general fund reported a total fund balance of $1.3 billion. The net decrease in fund balance during fiscal year 2009 was $636.5 million. Expenditures of the general fund totaled $14.2 billion in fiscal year 2009, an increase of $1.2 billion from fiscal year 2008. The major contributing factor to this was an increase in expenditures for human services of $1 billion from fiscal year 2008 to fiscal year 2009. The most significant increase was medical assistance payments which increased $469.9 million.

   The public education fund provides general and special education services to the children of the State and other related functions such as library services and student loans. Total fund balance decreased by $47.5 million. Revenues of the public education funds totaled $1.3 billion in fiscal year 2009, a decrease of $265.7 million from fiscal year 2008. The major factor that contributed to this was a decrease of $235.3 million in the contributions and intergovernmental revenues. During fiscal year 2008, the public education fund received $230 million in contributions and intergovernmental revenues from the sale of the Missouri Higher Education Loan Authority's assets. The authority is required to pay a total of $350 million to the State through September 30, 2013, with the largest payment occurring in fiscal year 2008.

   The conservation and environmental protection fund provides for the preservation of the State's wildlife and environment. The fund balance increased by $34.7 million while tax revenues declined by $11.1 million and penalties and unclaimed property declined by $12.6 million during the fiscal year. Expenditures remained relatively constant and combined with a decrease in revenues that caused the fund balance to increase at a smaller rate than in previous fiscal years.

   The transportation and law enforcement fund provides transportation services, road construction and maintenance, and the enforcement of vehicle laws and traffic safety. The fund balance increased by $18.5 million in fiscal year 2009. The major contributing factor was a decrease in transfers out of $42.1 million.

   The Missouri road fund accounts for revenues from highway users' fees, federal reimbursements for highway projects, and bond proceeds to be used for costs of constructing and maintaining an adequate State highway system. The fund balance decreased by $360.3 million in fiscal year 2009. Expenditures of the Missouri road fund increased during fiscal year 2009 by $219.5 million primarily due to an increase of $162.7 million in capital outlays and an increase of $24 million in debt service. A decrease in transfers of $42.1 million and a decrease in taxes of $22 million were also major contributing factors to the decrease in fund balance.

   Revenues and Expenditures. The slumping economy, federal tax cuts that sap State revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") imposes a limit on the amount of taxes that may be imposed by the General Assembly in any fiscal year. This limit is tied to total State revenues for each fiscal year and adjusted annually based on a formula which is tied to increases in the personal income of Missouri for certain designated periods. If the revenue limit is exceeded by 1 percent or more in any fiscal year, the excess revenue will be refunded based on the liability reported on State income tax returns. If the excess revenue collected is less than 1 percent of the revenue limit, the excess revenue shall be transferred to the General Revenue Fund.

   The revenue limit can be exceeded by a constitutional amendment adopted by the people or if the General Assembly approves, by a two-thirds vote, an emergency declaration by the Governor. The State has refunded money to income taxpayers for fiscal years 1995 through 1999, but has not exceeded the revenue limit in fiscal years 2000 through 2009. The State does not expect the limit to be exceeded in fiscal year 2010.

   The State collected program revenues of $13.8 billion and general revenues of $9.8 billion for total revenues of $23.6 billion during fiscal year 2009. Expenses for the State during fiscal year 2009 were $24.5 billion. As a result of the deficient revenues to cover expenses, the total net assets of the State decreased $903.1 million, net of contributions and transfers.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus $1 million.

   Risk Management. The State is exposed to various risks of loss related to tort liability, general liability, motor vehicle liability, contractor liability, and injuries to employees. The State assumes its own liability for risks except for the purchase of surety bond, aircraft, and boiler coverage. The State Office of Administration ("OA"), Risk Management Unit, self-insures its workers' compensation program for all State employees, with the exception of the MoDOT and the State Highway Patrol. Liability insurance is also provided by OA-Risk Management, pursuant to State statute, through the State's legal expense fund. This insurance covers all State employees.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Missouri are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Missouri trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Missouri trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Missouri trust to pay interest on or principal of such bonds.

   Your Missouri trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

   Nebraska Risk Factors

   General. Since Nebraska's Constitution generally allows no indebtedness, government expenses of such departments and agencies must be met on a pay-as-you-go basis. The State provides a full range of services including: the construction and maintenance of highways and infrastructure, education, social and health services, public safety, conservation of natural resources, economic development, and recreation facilities and development.

   Budgetary control of State expenditures is maintained chiefly by three processes. First, a budget is required to be adopted through passage of appropriation bills by the Legislature. Second, the appropriated funds are allocated by program and fund type and are controlled by the executive branch through an allotment process. The Legislature may also enact a supplemental appropriation bill and other appropriation bills as it deems necessary. Finally, the State's accounting system is designed to budget check each expenditure to ensure the appropriation is not exceeded.

   Economic Outlook. The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 93 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2009 decreased $159 million from the prior year, due to the national recession and weakened economy.

   For the fiscal year ending June 30, 2009, the State's General Fund ended the fiscal year with a cash and investments balance that exceeded one billion dollars for the third year in a row, at $1.04 billion.

   The current forecast for fiscal year 2010 anticipates net receipts in the General Fund to decrease about $73 million, or approximately a 2.2 percent decrease over fiscal year 2009. No significant changes in revenue are anticipated in the other funds, except to the extent the State receives federal funds as part of the American Recovery and Reinvestment Act ("ARRA"); such funds must be spent for specific purposes.

   State Economy. The Bureau of Business Research of the University of Nebraska-Lincoln and the Nebraska Business Forecast Council are cautious on forecasting Nebraska's economic future. While the Council is pessimistic about the national economic outlook, they conclude that the economic situation will not be as dire in Nebraska. Nebraska was in a recession for most of 2009; however, its economy is expected to improve in some areas in 2010. The national housing market crisis has not affected Nebraska as much as it did nationally. Many of Nebraska's citizens have had their savings and retirement portfolios greatly diminished, following the national trend. Nebraska likely will achieve no better than an average year in 2010. There may even be additional job losses. At best, the immediate future of Nebraska's economy is an unknown, but will, as it has in the past, likely not suffer as much of a decline in its economy as will befall the national economy.

   Cash Management. All cash is required to be deposited in the State Treasury. At the direction of the State Treasurer, the State Investment Officer invests all cash in the Operating Investment Pool ("OIP"). This pool is comprised of some short-term investments and many medium-term investments. The OIP is reflected as cash and investments on the State's financial statements. Interest earnings are credited on a monthly basis to each fund eligible to earn interest. All interest earnings not credited to other funds are deposited in the General Fund.

   State law requires that all public funds deposited in banks be secured by having each such bank maintaining, at all times, an aggregate amount of securities of at least 102 percent of the amount on deposit, less the $100,000 insured by the Federal Deposit Insurance Corporation ("FDIC"). It is the State's policy to continually monitor the clearing and depository banks for compliance with this law.

   Long-Term Financial Planning. The State always is looking at least four years out in its analysis of the status of the financial condition of the State in preparing the State's budgets. Currently, the State has a working model of the biennium budget for fiscal years 2012 and 2013. The State uses forecasting models to forecast revenue and then examine major expenditures, especially those that have a trend of outpacing revenues. However, future General Fund revenues for 2012 and 2013 have not yet been revised downward based upon the recent trends. The State does anticipate a projection of low percentage income growth and it will not be enough to counter the future estimates of increasing school aid, Medicaid and public assistance. Since these expenditures comprise about half of the General Fund expenditures, this puts tremendous pressure to keep all other costs of running the State to a flat or declining mode in order to provide a mandated balanced budget. To ensure a balanced budget, the State exerts considerable time and effort in reviewing the trends of future revenues and expenditures.

   Risk Management. Worker's compensation, employee health coverage, employee liability and general liability are self-insured. Commercial insurance coverage has been purchased for automobile liability, real and personal property damage, employee life coverage, and employees' errors or omissions.

   Retirement Systems. Total net assets of the State's pension trust funds were $6.9 billion on June 30, 2009, compared to $8.7 billion on June 30, 2008. These are the assets of the three defined benefit plans (School, Judges and State Patrol plans), two defined contribution and cash balance plans (County and State Employees plans) and the State Employees' Deferred Compensation Plan that are administered by the State.

   Financial Highlights - Government-wide. The assets of the State exceeded its liabilities at June 30, 2009 by $10.7 billion. The majority of the net assets are represented by the investment in the State's infrastructure and other capital assets, which cannot be used to fund ongoing activities of the State. Of the net assets, unrestricted net assets were reported as $1.1 billion, most of which is available to be used to fund future needs of the State. The primary government's net expenses exceeded net revenues for 2009 resulting in a decrease in net assets of $164 million. This decrease in net assets was a reversal of the $338 million increase in 2008, due to three main areas: (1) a $99 million decrease in investment earnings (a result of unrealized market losses), (2) an increase of expenses, net of program revenue, of $212 million, and (3) a decrease in tax revenues of $179 million.

   Fund Level. General Fund receipts for 2009 were $174 million below the original budgeted amount and below the final budget by $37 million. Expenditures were $392 million less than the original budget. On a GAAP basis, the General Fund had $12 million in excess revenues prior to a legislatively mandated property tax relief transfer of $115 million and $14 million in other financing uses, causing a reduction in fund balances of $117 million, and thereby reducing the fund balance on June 30, 2009 to $857 million. Other governmental funds expenditures exceeded revenues by $183 million, chiefly due to unrealized market losses and spending more on road repair and infrastructure projects than the revenue provided. Offsetting these operating losses, such other funds received $51 million in other financing sources. This $132 million net reduction resulted in lowering such fund balances at June 30, 2009 to $1,834 million.

   The $269 million of net assets of the Unemployment Insurance Fund represents eighty-three percent of the enterprise funds. Such fund had a $74 million decrease in net assets for 2009 compared to a $23 million increase in 2008, a $97 million turnaround. This was due to unemployment insurance claims exceeding the business assessment fees collected from employers by $92 million, even though the State collected $47 million more in fees in 2009. This loss was only partially offset by $18 million in investment income.

   Long-term Liabilities. Long-term liabilities shown on the government-wide financial statements totaled $531 million at June 30, 2009, which is a $39 million increase from the prior year. Most of these liabilities consist of claims payable for workers' compensation, medical excess liability, litigation, unemployment insurance, employee health insurance, and Medicaid, in addition to the calculated amount for accrued vacation and vested sick leave due employees when they retire. After a retired employee reaches the age of 65, the State has no further obligation for other post employment benefits, except for a very small number of employees.

   Net Assets. The State's assets totaled $12,670 million at June 30, 2009 as compared to $12,600 at June 30, 2008. As total liabilities only totaled $1,980 million, net assets amounted to $10,690 million as of June 30, 2009. As of June 30, 2008, these amounts were $1,746 million and $10,854 million, respectively. By far the largest portion of the State of Nebraska's net assets (72 percent) reflects the State's investment in capital assets (e.g., land, buildings, equipment and infrastructure -- highways, bridges, dams, etc.). The State uses these capital assets to provide services to citizens; thus, these assets are not available for future spending. Restricted net assets are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. They also are not available for future general government spending. For governmental activities other than capital assets, the majority of the restricted net assets consist of the Permanent School Trust, the Tobacco Settlement Trust, the Intergovernmental Trust and the loans to political subdivisions for drinking water and clean water projects. The net assets for business-type activities represents chiefly cash set aside for future unemployment insurance benefits.

   Over 74 percent of the State's non-capital assets consist of cash and investments. It should be noted that $584 million in 2009 and $457 million in 2008 of such assets represent "Securities Lending Collateral," an amount created by a journal entry required by GASB in order to record a lending transaction. Since the asset is offset by a corresponding equal liability, the net asset is zero and thus the asset cannot be spent. Receivables, chiefly from taxes and the federal government, represent 19 percent of the non-capital assets.

   Liabilities largely reflect three groupings which represent 96 percent of total State liabilities, not including the obligations under securities lending explained in the above paragraph. These are operational payables, which consist of accounts payables and accrued liabilities of $489 million ($403 million in 2008); tax refunds payable of $315 million ($310 million in 2008); and long-term payables.

   Since the State's Constitution generally prohibits the State from incurring debt, the Statement of Net Assets presents few long-term liabilities, which total only $531 million ($492 million in 2008). The majority of such liabilities are for claims payable for workers' compensation, medical excess liability, litigation, unemployment insurance, and employee health insurance totaling $138 million for 2009 ($128 million for 2008), Medicaid claims for $223 million ($196 million in 2008) and the calculated amount for vested sick leave due employees when they retire and accrued vacation of $127 million in 2009 ($123 million for 2008). Other minor amounts of long-term liabilities consist chiefly of capital lease obligations, and bonds payable related to Nebraska Educational Telecommunications Commission ("NETC") Leasing Corporation and Nebraska State Building Corporation bonds. Both of these entities are legally separate from the State, but are so intertwined with the State that they are, in substance, the same as the State. Such debt related to capital assets totaled $27 million at June 30, 2009. There was also $16 million of obligations under other financing arrangements.

   The $90 million decrease in net assets of governmental activities, offset by an increase of $131 million in the net investment in capital assets, was due to the $63 million decrease in unrestricted net assets and the $158 million decrease in restricted net assets. The major causes of the decrease was a $179 million decrease in taxes collected and a $99 million decrease in investment earnings as a result of market losses.

   At the end of June 30, 2009, the State is able to report positive balances in all of the three categories of net assets.

   Governmental Activities. Governmental activities decreased the State's net assets by $90 million in 2009 ($298 million in 2008). Governmental activities represent 96 percent of all the primary government's revenues. Program revenues of governmental activities were $3,109 million and were used to partially offset program expenses of $7,035 million, leaving net expenses of $3,926 million. Only 7 percent of total expenses were spent on general government expenses. General taxes, investment earnings, contributions to the permanent fund principal and transfers all totaling $3,836 million, fell $90 million short of covering the remaining costs of the governmental activities' programs.

   Due to the recession, tax revenues were down $179 million (which is the opposite of the large increases recorded in the prior two years). Offsetting this decline, program revenues increased 11 percent from 2008, chiefly due to income from grants being up $255 million, some of which was due to the income received from the ARRA. Most of the increase in grant income was, of course, spent on increased grant designated expenses. Two-thirds of the $401 million increase in program expenses was spent on grant-related projects. The loss of tax revenue and a decrease in investment earnings, coupled with a small increase in other program expenses, greatly exceeded the increase in program revenue and were the chief reasons the change in net assets was $388 million lower in 2009 than the $298 million increase recorded in 2008. The decrease in investment earnings was the result of unrealized market valuation losses on investments which was only offset somewhat by increased actual investment earnings received. While the General Fund has more investments than other programs, it maintains safer investments and actually showed a decrease in investment income in 2009 over 2008 of only $10 million. Program expenses, net of revenue, increased by $97 million in 2009.

   Business-type Activities. Due to losses, the business-type activities reduced the State's net assets by $75 million for 2009, which was net of a $30 million transfer to the governmental activities. Most of the $292 million of business-type activities' program revenues were related to the business assessment fees in the Unemployment Insurance Fund and Lottery Fund revenues. The Unemployment Insurance Fund had an operating loss of $92 million in 2009, due to the recession and the State paying out $144 million in additional unemployment claims which greatly exceeded the additional $47 million in increased business assessment fees. This loss, when combined with the $18 million in investment income, produced $74 million of net loss for the Unemployment Insurance Fund. Lottery revenues of $123 million generated net revenue of $29 million, which was offset by the $30 million transfer to the Governmental Activities. The lottery transfer was used primarily for education and environmental studies.

   Governmental Funds. The focus of the State's Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. In particular, the unreserved balance may provide some indication of the State's net resources available for spending at the end of the fiscal year. (Unreserved balances may be designated or undesignated. If unreserved balances are designated, they are unreserved only within the confines of the purposes of the fund involved. In the Governmental Funds, most of the unreserved balances reside in designated funds.) At June 30, 2009, the State's Governmental Funds reported combined ending fund balances of $2,690 million. The total unreserved balances amounted to $1,995 million.

   General Fund. The General Fund is the chief operating fund of the State. The major General Fund liability is the estimated tax refunds payable of $308 million. However, such refunds payable are only $12 million more than the expected taxes owed the State. Other assets of the General Fund available to pay non tax-refund liabilities exceed such liabilities by $869 million.

   On June 30, 2008, the General Fund had a positive fund balance of $974 million. While expenditures only increased $56 million, revenues decreased by $175 million in 2009. This $231 million downslide was a reversal of the $128 million increase that occurred in 2008, resulting in an operating decrease of the fund balance of $103 million in 2009. This operating decrease in 2009, when coupled with the $14 million of net transfers out, caused the General Fund balance to decrease by $117 million, ending with a fund balance of $857 million.

   Revenues in 2009, significantly less than anticipated, were down $175 million over 2008 chiefly due to a decrease in income tax revenue of $160 million (a 8 percent decrease) over 2008. Investment income was down $10 million due to the declining interest rates. Expenditures were less than budgeted due to continued efforts by agency heads to be conservative in spending. Net increases in expenditures were caused chiefly in two areas. Budgeted increases in education expenditures caused education and higher education to be up $112 million, which was greatly offset by reduced State spending for Medicaid, mainly due to the receipt of federal ARRA dollars of $82 million in 2009.

   To compensate for any downturns in revenues, the State has maintained a budgetary basis Cash Reserve Fund. While this Cash Reserve Fund is commingled with General Fund cash in the General Fund financial statements, it is separate and distinct in that, by state statute, it can only be used (1) when the cash balance of the General Fund is insufficient to meet General Fund current obligations and (2) for legislatively mandated transfers to other funds. Any money transferred in accordance with item one above must be repaid as soon as there is sufficient cash in the General Fund cash account to do so. Even though the General Fund balance declined, no such need existed in 2009.

   The Cash Reserve Fund was at $516 million at the beginning of 2008. Due to the fact that 2008 revenues exceeded the forecast, a statutory requirement caused a $191 million transfer from the General Fund cash account to the Cash Reserve Fund in 2008. In 2008 there was an $87 million transfer out to the General Fund for capital construction. There were also other net transfers out of the Fund of $75 million, leaving a Cash Reserve Fund balance at June 30, 2008 of $545 million. The statutory transfer into the Fund for excess receipts for fiscal year 2008 of $117 million was made in July, 2008. In 2009, there were also net transfers out of $87 million, leaving a Fund balance of $575 million at June 30, 2009.

   Other Governmental Funds. Other governmental fund balances totaled $1,834 million at June 30, 2009; $695 million of such fund balances is reserved to indicate that such dollars are not available for new spending because such funds (1) are represented by endowment principal ($421 million), (2) are represented by an asset that has not yet been received, e.g., loans receivable ($256 million), (3) have been expended for other assets, chiefly inventories ($7 million) and thus the funds are not available, or (4) have been committed for debt service ($11 million).

   Of the non-General Fund unreserved fund balances of $1,139 million, $997 million represents special revenue funds, while unreserved, normally must be spent within the confines of such special revenue funds (a majority of these same funds are considered "restricted" on the government-wide financial statements). Twenty-three million dollars is represented by other permanent funds, which again normally must be spent within the confines of the fund. One hundred nineteen million dollars is in the Capital Projects Fund, which, while unreserved, must be spent on capital projects.

   The three major funds presented as special revenue funds are the Highway Fund, the Federal Fund and the Health and Social Services Fund, with total fund balances of $539 million. Of this balance, $531 million is classified as unreserved. The non-major special revenue fund balances totaled $732 million, of which $467 is unreserved.

   Governmental funds other than the General Fund saw a decrease in fund balances of $132 million. The fund balances of the following funds increased: the Federal Fund ($2 million) and other Nonmajor Funds ($37 million). The Highway Fund decreased by $38 million, the Permanent School Fund decreased by $61 million and Health and Social Service Fund decreased by $72 million.

   Fiduciary Funds. The Pension Trust Funds represent the majority of the fiduciary funds. Such Pension Trust Fund's net assets decreased $1,782 million to $6,945 million in 2009 due primarily to a declining market in 2009, which depreciated the market value of investments by $1,862 million. (In 2008 there was a $510 million depreciation of investments.) Interest and dividend income in 2009 was $134 million versus $194 million in 2008. Benefits, refunds and related administrative expenses exceeded the contributions to the plans by $45 million. In another trust fund recorded in the Private Purpose Trust Funds, contributions from State participants received by the College Savings Plan only exceeded the benefits paid by $57 million. Due to $638 million in depreciation in the fair value of investments, the total net assets in the College Savings Plan dropped $538 million to under $1.5 billion dollars, compared to over $2 billion last year.

   Proprietary Funds. The State's proprietary funds provide the same type of information discussed earlier in the government-wide financial statements under Business-type Activities, but in more detail. The State's one major proprietary fund, the Unemployment Insurance Fund, had reported net assets of $343 million at the end of 2008. This fund's net assets increased $23 million in 2008, due to business assessment fees exceeding the unemployment claims paid out by $5 million (which in effect helped rebuild the cash reserves of the fund) and investment earnings of $18 million. Other proprietary or enterprise funds, the Lottery Fund, the Excess Liability Fund (this fund was established to provide limited liability for physicians working in Nebraska) and Cornhusker State Industries (this operation utilizes incarcerated persons to manufacture and sell items) had combined income of $49 million prior to a $31 million transfer from the Lottery to governmental funds. Such transfer was used primarily for education and environmental studies. The $18 million increase in net assets was the due to the Excess Liability Fund having $11 million in premium charges; $4 million in investment earnings; and the decrease in the Fund's "incurred but not reported" claims liability was $3 million more than the actual claims paid in 2008.

   Analysis of General Fund. Even though there is a relatively stable economy in the Midwest, in 2009 the State began to feel the effects of the national recession. Forecasted revenues, upon which the State's budgeted General Fund expenditures are based, were anticipated to be basically flat in 2009 and equal to 2008 net tax revenue of $3,406 million. Because revenues showed a declining trend during 2009, the State's Forecasting Board made three new forecasts throughout 2009. At the end, the forecasted net tax revenues were $138 million below the original forecast. However, that reduced forecast still exceeded the actual tax revenues of $3,231 million by $37 million, leaving the State with actual tax revenues, net of refunds, of $175 million less than the original budget on a budgetary basis. To offset this reduced revenue, agencies continued to watch their General Fund expenditures and spent $262 million less than the final appropriated amount. This reduction, when coupled with the reduced tax revenues, caused the State to finish 2009 with General Fund revenues equaling expenditures on a budgetary basis, prior to net transfers out. There was a net $129 million transferred out for specific purposes, causing the fund balance on a budgetary basis to drop from $1,126 million to $997 million in 2009.

   Debt Management. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the Constitution that permits the issuance of revenue bonds for: (1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

   Ratings. As of May 2010, the State of Nebraska was assigned an issuer credit rating of AA+ by S&P and unrated by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Nebraska issuers may be unrelated to the creditworthiness of obligations issued by the State of Nebraska, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Nebraska trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Nebraska trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Nebraska trust to pay interest on or principal of such bonds.

   Your Nebraska trust is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

   New Jersey Risk Factors

   Economic Outlook. New Jersey's economy weakened significantly subsequent to June 30, 2009. The latest New Jersey economic forecasts from Global Insight, Moody's Economy.com, and Rutgers University project the recessionary conditions of calendar year 2009 to continue into calendar year 2010 with slight improvement. However, the weak labor market and tight credit conditions will constrain the growth path with a tenuous near-term recovery.

   The future economic outlook hinges on the success of the federal economic stimulus package and supportive fiscal and monetary policies. Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors necessary for an economic turnaround nationally and in New Jersey.

   The State and the nation may experience further near term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the impact of the economic stimulus on the job situation, credit availability, financial market stress, and geopolitical tension. To a large extent, the future direction of the economy nationally and in New Jersey hinges on the assumptions regarding economic recession, energy prices, and stability in financial markets. Based on information available as of the date hereof, economic conditions of the State may begin to stabilize in calendar year 2010, but there are no assurances that this will occur.

   Revenues and Expenditures. The State's fiscal year 2009 net assets decreased by $8.7 billion. Approximately 53.7 percent of the State's total revenue came from general taxes, while 27.4 percent was derived from operating grants. Charges for services amounted to 17.8 percent of total revenues, while other items such as capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 25 percent was for educational, cultural, and intellectual development, which includes approximately $1 billion disbursed by the New Jersey Schools Development Authority (a blended component unit) to help finance school facilities construction. Government direction, management and control amounted to 20.1 percent of total expenditures, while physical and mental health amounted to 18 percent. Other major expenditures focused on economic planning, development, and security; public safety and criminal justice; and community development and environmental management. During fiscal year 2009, governmental activity expense exceeded program revenues. This imbalance was mainly funded through $27.8 billion of general revenues (mostly taxes and transfers). The remaining $8 billion resulted in a decrease in net assets. Expenses from business-type activities in fiscal year 2009 exceeded revenue by $184.1 million.

   During fiscal year 2009, State revenues, including transfers, totaled $50.2 billion, an increase of $0.1 billion from the prior fiscal year. General taxes totaled $26.9 billion and accounted for 53.6 percent of total State revenues for fiscal year 2009. The State's Gross Income Tax totaled $10.5 billion, the Sales and Use Tax totaled $8.3 billion, and the Corporation Business Tax totaled $2.7 billion. The State's three major taxes comprised 79.5 percent of the total general taxes that were collected during fiscal year 2009, and the economic decline had the greatest impact on these three major taxes. The State's fiscal year 2009 Tax Amnesty program collections totaled $748.9 million. The 43 day amnesty period which ran from May 4, 2009 through June 15, 2009, processed more than 108,500 payments. The program offered a waiver of all penalties, referral cost fees, and 50 percent of the balance of the interest that remained due as of May 1, 2009. A breakdown of the fiscal year 2009 Tax Amnesty program shows that the State received an additional $392.6 million in Corporation Business Tax, $151.9 million in Sales and Use Tax, and $88.9 million in Gross Income Tax. The fiscal year 2009 Tax Amnesty program was the fourth in New Jersey's history. Fiscal year 2009 expenditures totaled $58.8 billion, an increase of $3.4 billion from the prior fiscal year. Of that amount, $3.2 billion reflects an increase in unemployment benefits paid due to the depressed economy and high unemployment. A $0.6 billion increase in spending for economic planning, development, and security coupled with a $0.4 billion increase in physical and mental health spending was offset by a $0.9 billion decrease in education, cultural, and intellectual development spending. Overall, 42.9 percent of all State expenditures occurred in the areas of education, higher education, and physical and mental health.

   Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State. At any given time, there are various numbers of claims and cases pending against the State, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The claims filed can represent significant amounts and include, but are not limited to, issues regarding pensions and education funding. The majority of these claims have historically proven to be substantially less value than originally claimed. The State does not formally estimate its reserve representing potential exposure for these claims and cases. As of June 30, 2009, the exact amount involved in these legal proceedings is not fully determinable.

   Debt Administration. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General obligation debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. As of June 30, 2009, New Jersey's outstanding long-term obligations totaled $51.2 billion, a $6.8 billion increase over the prior fiscal year. Long-term bonded debt obligations totaled $35.5 billion, while other long-term obligations totaled $15.7 billion. In addition, the State has $10.1 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2009, the legislatively authorized, but unissued debt, increased by $1.8 billion.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of New Jersey are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New Jersey trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New Jersey trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New Jersey trust to pay interest on or principal of such bonds.

   Your New Jersey trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

   New Mexico Risk Factors

   General. New Mexico is the nation's fifth-largest state in area (121,593 square miles), with an estimated population in 2009 of 2,009,671. Albuquerque is the State's largest city and economic center. Most of the State's leading employers are concentrated in Albuquerque, where 40 percent of the State's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the State, with a semiconductor plant in Rio Rancho just outside Albuquerque.

   The State's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, mining, and services. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services.

   Economic Outlook. Overall, after three years of double-digit recurring revenue growth (fiscal year 2004, fiscal year 2005, fiscal year 2006), the recurring revenue estimate for fiscal year 2007 and fiscal year 2008 showed growth slowing to more traditional and accustomed growth levels of 3.5 percent and 4.2 percent, respectively. However, the recurring revenue decline for fiscal year 2009 of (11.4) percent is unprecedented, showing the State economy is working through the national recession and global crisis to return to a more traditional growth. However, this return to traditional growth may not occur until fiscal year 2011 and beyond.

   General Fund. The State derives the majority of its recurring General Fund revenues from four major sources: general and selective sales taxes, income taxes, taxes and royalties on natural resource production, and interest earnings from its two permanent funds. Effective July 1, 1981, the Legislature repealed the property tax levy for general State operating purposes, and has not reinstated it since that time. However, the New Mexico Constitution authorizes a levy of up to four mills for general State operating purposes and additional levies for the support of State educational, penal and other institutions.

   Fund balance at June 30, 2009 totaled $390 million, a decrease of 53.4 percent during the fiscal year. This decrease was due to expenditures exceeding revenue. The General Fund ended the fiscal year 2009 with a "surplus" from unreserved and undesignated sources of $377 million. Miscellaneous changes resulting from other designated and reserved sources account for the remaining change in fund balance.

   Total General Fund revenues decreased $945 million or 14.9 percent. The change was due to the decrease in taxes recognized, and royalties on natural resources in the State. All other revenue remained stable from the prior year. The General Fund expenditures decreased $58 million or 0.7 percent due to the reduction of the fiscal year 2009 original approved budgets that were mandated due to the revenue shortfall for the State. This measure was one aspect the State's legislature took to balance the budget for fiscal year 2009.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limit the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the State may borrow money not exceeding the sum of $200,000 in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1 percent of the assessed valuation of all property subject to taxation in the State. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. As of May 28, 2009, the total amount of general obligation bonds outstanding is approximately $257.4 million.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of New Mexico are rated AA+ by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New Mexico trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New Mexico trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New Mexico trust to pay interest on or principal of such bonds.

   Your New Mexico trust is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

   New York Risk Factors

   General. Over the long term, the State of New York and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   The economic and financial condition of the State of New York is affected by various financial, economic, social, environmental and political conditions. The equity market volatility and continuing uncertainty surrounding both global credit markets and bank balance sheets pose a particularly large degree of uncertainty for New York, and are of particular concern since the State's tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. If political pressures result in financial sector firms reducing the cash portion of bonuses further than projected, State wages and the economic activity generated by the spending of those wages could be lower than expected. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should the State's commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected. High energy prices also pose a particular risk to the State's tourism sector.

   Other significant risks to the current economic forecast include: (i) global political instability, including the uncertain conflicts in Afghanistan, Iraq, and the Middle East in general; (ii) a return to high oil prices which could adversely affect many different sectors of the national and State economies;
(iii) continued weakness of consumer spending or a failure of investment spending to commence growth during the year, which could worsen recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

   Economic Condition and Outlook. The State's Division of the Budget ("DOB") outlook for the national economy reflects uncertainty. The nation's recovery from the longest and most severe recession since the 1930s has failed to gain momentum. Although the national labor market has added private sector jobs every month through June 2010, the 116,000 jobs added in May and June combined was well below the 400,000 jobs added during the prior two months. This loss of momentum occurred while hundreds of thousands of temporary Census workers were leaving the workforce. The DOB projects U.S. personal income growth of 3.4 percent for 2010, followed by growth of 4.1 percent for 2011. This forecast reflects wage growth of 2.3 percent projected for 2010 and 4.0 percent for 2011.

   The DOB estimates State wages to have fallen 7.2 percent for 2009. However, there are also indications that the State economy picked up substantial momentum during the first quarter of 2010, with the State labor market adding private sector jobs month-over-month on a seasonally adjusted basis during the first four months of the year. Consequently, the DOB now projects a smaller employment decline of 0.3 percent on an annual average basis for 2010, followed by growth of 1.0 percent for 2011. Private sector jobs are projected to fall 0.5 percent for 2010 and grow 1.2 percent in 2011. Wage growth of 5.1 percent is projected for 2010. However, going forward, the loss of momentum witnessed nationally, appears to be affecting New York as well. Due to the importance of financial markets to the State economy, the 15 percent equity market correction recently observed is likely to disproportionately affect New York. The most recent data indicate that the State lost over 20,000 private sector jobs in May 2010 and June 2010 combined.

   The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, new media and advertising firms. With a population of approximately 8,000,000, the City is an international center of business and culture, and a leading tourist destination. The City experienced an economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession and a downturn in the securities industry, and came to an end in 2003. Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery, up until the economic slowdown that began in the second half of calendar year 2007, which subsequently evolved into a recession in 2008 and continues to adversely impact the City's economy in 2010.

   Current and Outyear Fiscal Projections. On May 15, 2009 the State issued its Annual Information Statement containing among other disclosures, (a) extracts from the 2009-10 Enacted Budget Financial Plan, dated April 28, 2009, prepared by the DOB including the State's official Enacted Budget Financial Plan projections, and (b) a discussion of potential risks that may affect the Enacted Budget Financial Plan during the State's current fiscal year.

   The DOB projects that the Enacted Budget Financial Plan is balanced in the State's General Fund in 2009-10 and projects outyear budget gaps of $2.2 billion in 2010-11, $8.8 billion in 2011-12, and $13.7 billion in 2012-13. After actions, General Fund spending is projected to grow at an average annual rate of
7.2 percent from 2008-09 through 2012-13. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting a return to a lower Federal match rate for Medicaid expenditures on January 1, 2010, which will increase General Fund costs. The spending is driven by Medicaid growth, rising costs for education, the State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs. The receipts growth is consistent with DOB's economic forecast for the recession and recovery. The temporary increases with respect to State Personal Income Tax Revenue Bonds, which covers calendar years 2009 through 2011, is expected to provide substantial additional receipts through fiscal year 2011-12.

   For the 2009 fiscal year, New York City's General Fund had a total surplus of $2.919 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 as described below, after discretionary and other transfers. The 2009 fiscal year is the twenty-ninth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

   The City's expense and capital budgets for the 2010 fiscal year were adopted on June 19, 2009 (the "June 2009 Financial Plan"). The June 2009 Financial Plan, which was consistent with the City's expense and capital budgets as adopted for the 2010 fiscal year, projected revenues and expenses for the 2010 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, as described below. The June 2009 Financial Plan projected gaps of $4.9 billion, $5.0 billion and $5.6 billion in fiscal years 2011 through 2013, respectively.

   On July 13, 2010, the City submitted to the Control Board the Financial Plan for the 2010 through 2014 fiscal years, which relates to the City and certain entities that receive funds from the City (the "Financial Plan"). The Financial Plan is a modification to the June 2009 Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 16, 2009, January 28, 2010, May 6, 2010 and June 30, 2010, and the June 2010 Financial Plan. The Financial Plan projects revenues and expenses for the 2010 and 2011 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of $3.3 billion, $4.1 billion and $4.8 billion in fiscal years 2012 through 2014, respectively, after the implementation of a gap-closing program described below.

   The Financial Plan reflects, since the June 2009 Financial Plan, increases in projected net revenues of $2.1 billion, $606 million, $705 million and $524 million in fiscal years 2010 through 2013, respectively. Certain changes in projected revenues include: (i) increases in personal income tax revenues of $890 million, $671 million, $615 million and $587 million in fiscal years 2010 through 2013, respectively; (ii) net increases in business tax revenues of $459 million, $328 million, $230 million and $257 million in fiscal years 2010 through 2013, respectively; (iii) decreases in real property transfer and mortgage recording tax revenues of $106 million, $117 million, $60 million and $90 million in fiscal years 2010 through 2013, respectively; (iv) an increase of $83 million in real property tax revenues in fiscal year 2010 and decreases in real property tax revenues of $372 million, $318 million and $436 million in fiscal years 2011 through 2013, respectively; (v) increases in sales tax revenues of $223 million, $195 million, $98 million and $69 million in fiscal years 2010 through 2013, respectively; (vi) an increase of $285 million in tax audit revenues in fiscal year 2010; (vii) increases in commercial rent tax revenues of $58 million in fiscal year 2010 and $35 million in each of fiscal years 2011 through 2013; (viii) net increases in all other taxes of $111 million, $104 million, $84 million and $87 million in fiscal years 2010 through 2013, respectively; (ix) increases in Battery Park City Authority joint purpose funds of $134 million and $66 million in fiscal years 2010 and 2011, respectively; (x) a decrease in revenues from the Health and Hospitals Corporation of $181 million in fiscal year 2010; (xi) decreases in State aid of $327 million and $346 million in fiscal years 2010 and 2011, respectively, primarily due to the elimination of State revenue sharing and decreases in State aid of $45 million in each of fiscal years 2012 and 2013; (xii) an increase of $15 million from the elimination of the reserve for disallowances in fiscal year 2010; and (xiii) net increases in miscellaneous revenues of $414 million, $42 million, $66 million and $60 million in fiscal years 2010 through 2013, respectively.

   The Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2011, to increase the transfer of financial resources from fiscal year 2010 to fiscal year 2011 and to reduce previously projected gaps for each of fiscal years 2012 and 2013. The gap-closing actions include agency programs reflecting reduced agency expenditures or increased revenues totaling $489 million in fiscal year 2010, $1.2 billion in fiscal year 2011 and $1.3 billion in each of fiscal years 2012 and 2013, including proposed headcount reductions of 3,333 through either layoffs or attrition.

   The Financial Plan includes a total reduction of approximately $1.2 billion in fiscal years 2010 and 2011, reflecting State actions, as of the date of the Financial Plan, with respect to the 2010-2011 State budget. This reduction includes the elimination of revenue sharing and reductions in other aid payments. It also includes the reduction in education aid of $493 million in fiscal year 2011 which will result in pedagogical headcount reductions of 2,018 through either layoffs or attrition, and the reallocation of funding from previously planned salary increases to the retention of 4,400 pedagogical positions, the elimination of which had been previously planned. Although much of the 2010-2011 State budget has been adopted, there can be no assurance that there will not be additional State actions which could have an adverse impact on the City beyond the reductions reflected in the Financial Plan. In addition, although to date the State has made statutorily required aid payments to the City, no assurance can be given that State aid payments to the City will not be significantly delayed in the future.

   General Government Results. For the fiscal year ending March 31, 2010, General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for 2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

   In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State's financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from 2009-10.

   General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

   General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 funds in place of General Fund spending.

   The General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

   Overall Financial Position. The State reported net assets of $28.1 billion, comprised of $64.3 billion in capital assets net of related debt, and $3.8 billion in restricted net assets offset by an unrestricted net assets deficit of $39.9 billion. Net assets reported for governmental activities decreased by $2.9 billion from a year ago, decreasing from $30.9 billion to $28 billion. Unrestricted net assets--the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements--had a deficit of $38.5 billion at March 31, 2010.

   The deficit in unrestricted governmental net assets, which increased by nearly $3.1 billion in 2010, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($3.3 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($3.6 billion), local highway and bridge projects ($3.7 billion), local mass transit projects ($2.1 billion), and a wide variety of grants and other expenditures not resulting in State capital assets ($12.7 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets.

   Net assets for business-type activities decreased by $2.9 billion (96.2 percent), to $116 million in 2010 compared to $3 billion in 2009. The decrease in net assets for business-type activities was caused primarily by: unemployment benefit payments for the Unemployment Insurance Fund exceeding employer contributions and investment earnings ($1.7 billion); SUNY and CUNY Senior College operating expenses exceeding operating revenues and State support ($1 billion and $108 million, respectively); and Lottery expenses, including education aid transfers, exceeding revenues ($109 million).

   General Fund Budgetary Highlights. General Fund receipts exceeded disbursements by $353 million in 2009-10. The General Fund ended the fiscal year with a closing cash fund balance of $2.3 billion, which consisted of $1.2 billion in the State's rainy day reserve funds ($1 billion in the Tax Stabilization Reserve Account and $175 million in the Rainy Day Reserve Account), $96 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $978 million in refund reserves.

   Actual operating results were $923 million more favorable than anticipated in the original financial plan, and fell above the projections in the final financial plan by $928 million. The original financial plan projected that expenditures would exceed receipts by $570 million in 2009-10. During the fiscal year, actual receipts and disbursements were less than the level forecast in the original financial plan. The 2009-10 Enacted Budget plan assumed base tax decline of 6.7 percent for the fiscal year. However, base tax collections for 2009-10 actually declined from the prior year by approximately 7.1 percent. This is the result of weaker than anticipated collections in all major tax areas. Total disbursements from 2009-10 were lower than projected in the original financial plan, primarily attributable to the deferral of a planned payment to school districts that was scheduled in 2009-10 but, by statute, is not due until June 1, 2010. In addition, agency operating spending and other local aid spending was lower due to statewide cost-cutting initiatives implemented mid-year.

   The final financial plan (issued on February 9, 2010) projected negative General Fund operating results of $575 million, or $928 million below actual results. The most significant variances from the final financial plan include lower-than-anticipated collections in all major tax areas, except personal income tax and the payroll tax which exceeded projections, and the amount of the deferrals exceeding the level originally anticipated.

   Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment and Building Capital Leases, and Mortgage Loan Commitments, which represent $437 million as of March 31, 2010, do not require legislative or voter approval. Other obligations include certain bonds issued through State public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of State-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's governmental activities--thus it is not expected to be repaid from resources generated by business-type activities.

   At March 31, 2010, the State had $1.3 billion in State-supported (net) variable rate bonds outstanding and $2.6 billion in interest rate exchange agreements, in which the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $1.8 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates, at which time they can convert to either a fixed or variable rate.

   At March 31, 2010, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 2.5% of the State-supported bonded debt portfolio. At March 31, 2010, the State had $55.3 billion in bonds, notes, and other financing agreements outstanding compared with $52.5 billion the year before, an increase of $2.8 billion.

   The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State Finance Law, through the Debt Reform Act of 2000 (the "Act"), also imposes phased-in caps on new State supported debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The Debt Reform Act does not apply to debt issued prior to April 1, 2000, or to other obligations issued by public authorities where the State is not the direct obligor.

   The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations pursuant to lease/purchase agreements with the State. The State has also entered into financing arrangements with public benefit corporations that have issued bonds to finance past State budgetary deficits and grants to local governments for both capital and operating purposes. These lease/purchase and other financing arrangements which the State will repay over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

   With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $480 million, of which $174 million pertains to SUNY, for awarded and anticipated unfavorable judgments. In addition, the State is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of approximately $331 million.

   Ratings. As of September 2010, all outstanding general obligation bonds of the State of New York are rated AA by S&P and Aa2 by Moody's, and all outstanding general obligation bonds of the City of New York are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New York Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national, economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political sub-divisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New York Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New York Trust to pay interest on or principal of such bonds.

   Your New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

   North Carolina Risk Factors

   Economic Condition and Outlook. For North Carolina, as with the nation, the recession intensified in the fourth quarter of 2008. Prior to then, it appeared the State might weather the economic turmoil experienced by some states and avoid widespread recession-like conditions. The initial mild slowdown experienced by the State was due in part to North Carolina's relatively mild housing problems. The State's worst housing problems were mostly limited to the resort areas of the State. Through most of 2008, the State experienced only a mild reduction in employment and personal income was still increasing. However, after the financial market crisis, employment losses accelerated and the State was dealing with a double-digit unemployment rate.

   Thus, for fiscal year 2008-09, State economic indicators such as employment and income growth reflect the intensifying recession spreading across the State. Personal income dropped to 2.2 percent growth after several years of 6 to 7 percent growth. Wage and salary income plummeted to only 0.6 percent growth for 2009. The fall in wage and salary income was consistent with employment losses that the State had begun experience. Little or no growth in income is projected well into 2010 as unemployment hovers near the double-digit range. A slight rebound in wage and salary growth is forecast for 2011, but it will remain well below long-term growth levels.

   As with the nation, the worst of the recession's effects will be behind the State by the end of 2009. Nevertheless, residual employment problems will continue to be a drain on the State's economy as evidenced by weak consumer demand. In fiscal year 2009-10, it is anticipated that a decline in retail sales of 1.8 percent will occur. This decline will come on top of the significant decline in fiscal year 2008-09, of 7.2 percent.

   As the State's economy begins to turn the corner in the recovery, employment prospects are expected to rebound in 2010, but a robust employment scenario is not projected until 2011. Fiscal year 2009's drop in employment occurred in all major industry sectors except for health and educational services. For 2010, most industries are expected to experience some positive growth; however, most of the growth is expected to occur in the second-half of the year. The long-term negative growth trends in manufacturing are expected to continue.

   In the last recession, manufacturing, particularly in the furniture and textile industries, shed jobs at a rate of 10 percent per quarter. The State's manufacturing sector again was vulnerable to the recession and job losses in this industry sector reached double-digit levels. Another hard hit industry has been the financial sector. The financial market upheaval has had a detrimental impact on this sector's employment. Current estimates indicate job losses in financial activities will continue throughout 2010 and for most of 2011. Thus, the total number of people employed in non agricultural industries in the State is expected to decline in fiscal year 2009-10, and the following fiscal year will only grow at a rate of 0.6 percent. This compares with 1.4 percent growth in fiscal year 2007-08.

   The housing recession is clearly indicated by the 20.9 percent decline of existing-home sales in fiscal year 2007-08, and 30.6 percent decline in fiscal year 2008-09. The housing recession and subsequent adjustments in the real estate market have taken a long time to unwind. A projected turnaround in residential markets is expected in 2010 as market corrections take hold. The anticipated low mortgage interest rates will help with the recovery and eventually there will be a return to a stable housing sector.

   The length and severity of the recession is largely due to the structural imbalances in the housing and financial sectors. These imbalances, which have had a profound affect on the State's economy, have taken a long time to correct. Once the economic recovery is on solid footing, North Carolina's economy is expected to expand at a faster pace than the nation. This should bode well for overall employment in the State and help bolster income growth going into 2011. Until then, the State is expected to experience high unemployment and weak consumer spending. Employment losses in the manufacturing and financial industries are expected until 2011. Growth in other industries, especially service and tech industries, should rebound sooner and will provide a stimulus for future economic growth.

   Cash Management. It is the policy of the State that all agencies, institutions, departments, bureaus, boards, commissions and officers of the State shall devise techniques and procedures for the receipt, deposit and disbursement of monies coming into their control and custody which are designed to maximize interest-bearing investment of cash, and to minimize idle and nonproductive cash balances. The State Controller, with the advice and assistance of the State Treasurer, the State Budget Officer, and the State Auditor, develops, implements, and amends the Statewide Cash Management Policy. All cash deposited with the State Treasurer by State entities is managed in pooled investment accounts to maximize interest earnings.

   Risk Management. The State maintains self-insurance programs for employee health; general liability; medical malpractice; workers' compensation; and automobile, fire and other property losses. The State limits its risk for general liability; medical malpractice; and automobile fire and other property losses by purchasing private insurance for losses in excess of deductibles.

   State Budget. On July 20, 2006, the General Assembly passed House Bill 914 State Budget Act to replace the Executive Budget Act. This legislation was effective July 1, 2007 and affects budget merit and management by simplifying, reorganizing, updating the current budget statutes, and making changes to conform the statutes to the State constitutional provisions governing appropriations. The State Budget Act defines key budget aspects and increases the targeted balance of the General Fund savings reserve from 5 percent to 8 percent of prior year operating appropriation expenditures. The legislation provides that agency budgets be classified in accordance with generally accepted accounting principles as interpreted by the State Controller.

   As part of the implementation of the State Budget Act, several budgetary processes and the State's budget code structure have been reviewed and revised as appropriate. Some revisions have required adjustment to the State's budgetary and accounting systems. The State Budget Manual has been updated to reflect changes required by House Bill 914.

   Financial Analysis of the State as a Whole. Over time, increases or decreases in net assets serve as a useful indicator of whether a government's financial position is improving or deteriorating. The State's combined net assets decreased $2.265 billion or 7.1 percent over the course of this fiscal year's operations. The net assets of the governmental activities decreased $1.2 billion or 4 percent and business-type activities decreased $1.07 billion or
56.15 percent.

   The largest component of the State's net assets ($32.38 billion) reflects its investment in capital assets (land, buildings, machinery and equipment, state highway system, and other capital assets), less related debt still outstanding that was used to acquire or construct those assets. Restricted net assets are the next largest component ($1.719 billion). Net assets are restricted when constraints placed on their use are 1) externally imposed by creditors, grantors, contributors, or laws or regulations of other governments or 2) legally imposed through constitutional provisions. The remaining portion, unrestricted net assets, consists of net assets that do not meet the definition of "restricted" or "invested in capital assets, net of related debt."

   The government-wide statement of net assets for governmental activities reflects a negative $4.259 billion unrestricted net asset balance. The State of North Carolina, like many other state and local governments, issues general obligation debt and special indebtedness and distributes the proceeds to local governments and component units. The proceeds are used to construct new buildings and renovate and modernize existing buildings on the State's community college and university campuses, assist county governments in meeting their public school building capital needs, and to provide grants and loans to local governments for clean water and natural gas projects. Of the $7.368 billion of bonds and special indebtedness outstanding at June 30, 2009, $5.319 billion is attributable to debt issued as state aid to component units (universities and community colleges) and local governments. The balance sheets of component unit and local government recipients reflect ownership of the related constructed capital assets without the burden of recording the debt obligation. The policy of selling general obligation bonds and funneling the cash proceeds to non-primary government (non-State) entities has been in place for decades. However, by issuing such debt, the State is left to reflect significant liabilities on its statement of net assets (reflected in the unrestricted net asset component) without the benefit of recording the capital assets constructed or acquired with the proceeds from the debt issuances. Additionally, as of June 30, 2009, the State's governmental activities have significant unfunded liabilities for a court judgment payable of $731.703 million and compensated absences of $424.281 million. These unfunded liabilities also contribute to the negative unrestricted net asset balance for governmental activities.

   Litigation. The State is involved in numerous claims and legal proceedings, many of which normally recur in governmental operations and may have a material adverse effect on the financial position of the State.

   Debt Administration. At the end of fiscal year 2009, the State had total long-term debt outstanding (general obligation bonds, special indebtedness, and grant anticipation revenue vehicle ("GARVEE") bonds, adjusted for deferred amounts) of $7.368 billion, an increase of 1.87 percent from the previous fiscal year-end. During the 2008-09 fiscal year, the State issued $600 million in limited obligation bonds, representing the State's first use of this type of debt. The proceeds of the bonds will be used to finance various State and university capital improvement projects, which were authorized for special indebtedness financing by previous sessions of the General Assembly.

   The State issues two types of tax-supported debt: general obligation bonds and various types of "special indebtedness" (i.e., debt not subject to a vote of the people). General obligation bonds are secured by the full faith, credit, and taxing power of the State and require approval by a majority of voters. The payments on special indebtedness are subject to appropriation by the General Assembly and may also be secured by a lien on facilities or equipment. The General Statutes (Chapter 142, Article 9) prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. Different forms of special indebtedness, also known as appropriation-supported debt, are authorized. One form, "financing contract indebtedness" includes lease-purchase revenue bonds and certificates of participation and has been used by the State historically. The other form is limited obligation bonds, which may be issued by the State directly rather than through the N.C. Infrastructure Finance Corporation, a conduit issuer. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments. The GARVEEs are a revenue bond-type debt instrument where the debt service is to be paid solely from federal transportation revenues. The GARVEEs were issued in October 2007 to accelerate the funding of transportation improvement projects across the State.

   The State's long-term debt (general obligation bonds, special indebtedness, and GARVEE bonds) has increased significantly in recent years, rising from $3.478 billion in 2002 to $7.368 billion in 2009, in part due to large issuances for higher education capital projects. Prior to 2004, the State only issued general obligation debt. The following is a summary of recent debt authorizations.

   The 2009-10 Session of the General Assembly modified the way that existing authorized and unissued indebtedness may be financed in the future. Projects may be financed using general obligation bonds up to a limit of $488 million or with appropriation supported special indebtedness financing up to a limit of $1.482 million. Projects may also be financed in total by some combination of general obligation bonds and special indebtedness (except guaranteed energy savings contracts).

   The 2009-10 Session of the General Assembly reduced special indebtedness authorizations for various projects by over $1.15 million to generate additional debt capacity.

   Article 5, Section 3 of the Constitution of North Carolina imposes limitations upon the increase of certain State debt. It restricts the General Assembly from contracting debts secured by a pledge of the faith and credit of the State, unless approved by a majority of the qualified voters of the State, except for the following purposes:

     1.   To fund or refund a valid existing debt;

     2.   To supply an unforeseen deficiency in the revenue;

     3. To borrow in anticipation of the collection of taxes due and payable within the fiscal year 2009 to an amount not exceeding 50 percent of such taxes;

     4.   To suppress riots or insurrections; or to repel invasions;

     5. To meet emergencies immediately threatening the public health or safety, as conclusively determined in writing by the Governor; and

     6. For any other lawful purpose, to the extent of two-thirds of the amount by which the State's outstanding indebtedness shall have been reduced during the next preceding biennium.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of North Carolina are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your North Carolina trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your North Carolina trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your North Carolina trust to pay interest on or principal of such bonds.

   Your North Carolina trust is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

   Ohio Risk Factors

   General. The State of Ohio's first constitution was adopted in 1802, and Ohio entered the union in 1803. Ohio's present constitution was modified by a state constitutional convention in 1851 and has since been amended on numerous occasions. The Constitution establishes a state governmental structure similar to the federal model, with three separate branches of government - executive, legislative, and judicial. The executive branch consists of the Governor and Lieutenant Governor, who are jointly elected, and four additional statewide elected officials: the Attorney General, the Auditor of State, the Secretary of State, and the Treasurer of State. All of these officials are elected to four-year terms. More than 100 departments, agencies, boards, and commissions are part of the executive branch of government and receive appropriations from the legislature, along with the judicial branch and legislative agencies.

   The state legislature in Ohio is referred to as the General Assembly and consists of two separate chambers, the Senate, a 33-member body, and the House of Representatives, a 99-member body. Each member of the General Assembly is elected to represent the residents of a geographical district for a specified term. Members of Ohio's General Assembly are subject to term-limits; senators are restricted to serving two four-year terms, and representatives are restricted to serving four two-year terms. A new General Assembly is convened in January of each odd-numbered year. Along with the establishment of the State governmental structure, the Constitution requires Ohio to have a balanced budget. Ohio's budget is prepared for a two year fiscal biennium which begins on July 1 of odd-numbered years and ends 24 months later on June 30.

   The State provides a wide range of services and support to its citizenry that are accounted for in the following functions or programs: primary, secondary and other education, higher education support, public assistance and Medicaid, health and human services, justice and public protection, environmental protection and natural resources, transportation, general government, community and economic development, workers' compensation, lottery, unemployment compensation, tuition credits, liquor control, and other business-type activities.

   Economic Overview. Ohio employment decreased by 296 thousand jobs during the December 2007 to July 2009 period. The pattern of job losses across industries was similar to the pattern at the national level. Ohio manufacturing employment declined by 149 thousand jobs, followed by professional and business services (61,000), trade, transportation and utilities (53,000) and construction (40,000). The Ohio unemployment rate increased to a 26-year high of 11.2 percent in July 2009 from 5.8 percent in December 2007.

   In Ohio, IHS Global Insight projects the unemployment rate to peak at 11.8 percent in the first quarter of 2010 and remain at eleven percent at the end of 2011. Ohio employment is projected to continue decreasing through the third quarter of 2010, with little growth projected through 2011.

   Major Initiatives

   State Operating Budget. With enactment of Amended Substitute House Bill 119 (HB 119), the State's main operating budget, Ohio's general revenue fund ("GRF") appropriations for fiscal years 2008-09 represented the slowest growth biennial budget in more than 40 years, in part reflecting the continued implementation of comprehensive tax reform. As a result of difficult choices to limit overall spending, Ohio focused available funding on its most important priorities of primary and secondary education, higher education, and providing health care eligibility to those most in need. Appropriated spending increases for major programs over fiscal years 2006-07 actual expenditures were 13.2 percent for higher education; 5.3 percent for elementary and secondary education; 4.9 percent for corrections and youth services; 4.7 percent for mental health and mental disabilities; and 2.2 percent for Medicaid (HB 119 also included a number of Medicaid reform and cost containment initiatives). Similar to the fiscal years 2006-07 budget, the fiscal years 2008-09 budget reduced or held flat many of the State's GRF-funded agencies and consolidated functions or activities of several State agencies.

   As signals warned of the financial crisis in September 2008, the State's major revenue sources and spending patterns were closely monitored and projections reduced for both fiscal years 2008 and 2009. The Governor restored budgetary balance by, among other actions, issuing a comprehensive executive order in January 2008 directing expenditure reductions and spending controls, as well as by placing limitations on major purchases, hiring, and travel. Understanding the importance of investments in education for Ohio's economy, the Governor expressly excluded from cutback those appropriations for higher education instructional support, primary and secondary education foundation formula support, Medicaid programs, and property tax relief payments.

   As a result of the national recession induced by the September 2008 financial crisis and contraction in credit markets, revenue receipts and projections steadily declined over fiscal years 2008 and 2009, culminating in a year over year loss of 12 percent in personal income tax revenues, even more severe than anticipated. The State's original revenue projections had already anticipated an unprecedented eight percent loss. A total of $1.5 billion was reduced in agency spending from HB 119 levels in a series of continuous actions taken to offset the steady decline in revenue. The Administration's approach was to take aggressive actions to reduce expenditures to end the fiscal year in balance, while maintaining key investments. Under the Governor's Executive Order, a series of budget directives were issued to tightly control spending, including:
In September 2008, further reduction actions were announced and implemented, including an additional 4.75 percent reduction in most agency appropriations; agency appropriations were reduced by an additional 5.75 percent in December 2008. Reductions in total Medicaid program spending were also implemented; in April 2009, the State's governor ordered additional expenditure controls. Additional savings were secured by restructuring fiscal year 2009 GRF debt service, in accordance with the State's debt management policy; in June 2009, the State's governor received General Assembly approval for and subsequently used the remaining balance of the Budget Stabilization Fund.

   Stimulating Ohio's Economy. In addition to key investments made by HB 119 and in response to the national economic downturn, the Governor proposed an economic stimulus plan in March 2008 to stimulate Ohio's economy through investments in logistics and distribution, bio-products and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects, and brownfield revitalization projects. In June 2008, the Governor signed a $1.57 billion bipartisan economic stimulus package, passed by the Ohio General Assembly, that mirrored the Governor's proposals and added funding for higher education workforce programs and expanded the State's historic preservation tax credits.

   Continued Implementation of Comprehensive Tax Reform. The State's fiscal years 2008-09 operating budget continued implementation of Ohio's comprehensive tax reform, undertaken in calendar year 2005. This tax reform was a significant overhaul of Ohio's state and local tax structure and designed to spur strong business development and new jobs. Over time, the reform is expected to result in a stable and predictable tax base for all taxpayers with annualized tax relief of over $2 billion. Being phased-in between fiscal years 2006 and 2010, major components of the reform include: a 21 percent reduction in the income tax, phased in over five years; elimination of the tangible personal property tax for general businesses and for telecommunications companies, phased in over four- and five-year periods, respectively; elimination of the corporate franchise tax (except for financial institutions and their affiliates) over a five-year period; and enactment of a commercial activity tax, phased in over five years. By fiscal year 2010, the estimated reductions in revenues to the State's general revenue fund will reach over $2 billion. However, State taxes are not the only taxes reduced in this reform. Elimination of the local general business tangible personal property tax increases the size of the overall tax cut.

   Improved Financial Management. In response to profound changes in Ohio's tax structure, the State continues to fundamentally change the way in which it manages scarce resources to reflect pending budget constraints. Over the coming years, state spending reforms will include a focus on performance and accountability, improved financial systems management, improved cash management, and targeted investment of scarce resources.

   Accountability and Performance. Ohio continues to manage financial resources using a variety of accountability and performance measures to improve efficiency, accountability, and results of government programs. It will focus on clear goal setting in the budget process, identifying increased efficiency in the State's regulatory process, improved inter-agency collaborations, performance contracts for state agencies, and enhanced performance reporting.

   Improved Financial Systems Management. Ohio continued to improve its financial management and decision making when it completed deployment of a comprehensive enterprise information system throughout State government. The enterprise installation will be the most comprehensive enterprise IT system operating at a state level in the nation. Three primary stages of the Ohio Administrative Knowledge System ("OAKS") have been deployed. The initial stage of OAKS, which went live in December 2006, implemented a new human resource system for State agencies to manage payroll and personnel. The second stage of OAKS implementation, which went live in July 2007, provided the Office of Budget and Management with new, enhanced financial management and reporting tools. The third stage of OAKS implementation, which went live in July 2008, deployed new enhanced budget decision and management tools. In addition to providing new decision and management tools to public managers, OAKS implementation required that the State work to upgrade skills and invest in human capital development in the workforce across agencies.

   Cash Management. The Treasurer of State and the Office of Budget and Management are working cooperatively to update the State's cash flow models and procedures to maximize resources available. The offices will examine seasonal revenue collections in the State's various funds and the unique spending patterns of each state agency to develop an updated cash flow model. The updated cash flow model will enable the Treasurer of State and the Office of Budget and Management to revise their investment strategies for improved return on investment of State resources.

   Investment in Strategic Priorities. Ohio's investments in strategic priorities are focused on two overarching goals critical to the long term stability and growth of the economy: (1) to boost personal income and (2) to increase the education attainment level of Ohioans. Ohio will invest in its traditional economic strengths, such as energy production and entrepreneurship, and programs that ensure Ohio has the most educated workforce possible. Targeted investment priorities include access to high-quality early care and education, schools that work for every child, expanded access to Ohio's colleges and universities, Ohio's regional economies and globally competitive industries, and access to affordable health care.

   Investment in Primary and Secondary Education. Through HB 119, the Strickland Administration sought to enhance equity and reduce disparities between Ohio school districts by focusing more resources to Poverty Based Assistance and Parity Aid. In addition, all school districts benefited from the policies within HB 119 as the per pupil basic aid amount increased by three percent, the largest such increase in five years. As a result of the funding contained in HB 119, the Foundation Funding formula increases the State share percentage from 44.8 percent to 48 percent over the biennium, with individual districts seeing a more dramatic increase in their respective State share percentage as a result of the formula changes. In addition to increasing per pupil basic aid and reducing disparities, the budget also provided a hold harmless guarantee to prevent any district from receiving less State aid than what was received in the previous fiscal year regardless of whether their enrollment declined. This guarantee is intended to provide stability and reduce potential adverse impacts from both extensive formula changes and House Bill 66 tax reform policies.

   In HB 119, school reliance on property tax revenues was reduced and the State expanded its overall role in supporting education through a new Homestead Tax Exemption for Ohio's seniors and Ohioans with disabilities. Tax relief through the Homestead Tax Exemption is reimbursed by the State to schools and local governments, ensuring no local entity loses property tax revenue as a result of the program expansion.

   Tobacco Securitization: Meeting Educational Facility Needs and Expanding Property Tax Relief. HB 119 also authorized the State to securitize 100 percent of the future payments to Ohio under the Tobacco Master Settlement Agreement ("MSA") over the next 40 or more years. Securitization of the tobacco settlement receipts ("TSRs") in October 2007 generated more than $5 billion in net proceeds, with their use limited to the twin priorities of funding the capital needs of Ohio's elementary, secondary, and higher education facilities. By generating savings on debt service as a result of replacing general obligation debt as the funding source for primary, secondary, and higher education facilities, HB 119 provides the additional property tax relief through the expansion of the homestead tax exemption, detailed above.

   Increased Investment in Higher Education. To supplement the general operations of the State's 13 four-year universities, 24 regional branch campuses, one free standing medical college, 15 community colleges, and eight technical colleges, HB 119 appropriated over $3.5 billion in the fiscal years 2008-09 biennium for unrestricted operating subsidies through the State Share of Instruction ("SSI") line item. Specifically, the budget appropriated $1.68 billion in fiscal year 2008 (an increase of 5.6 percent over fiscal year 2007) and $1.84 billion in fiscal year 2009 (an increase of 9.8 percent over fiscal year 2008). Of these amounts, the budget earmarked $58 million in fiscal year 2008 and $60 million in fiscal year 2009 to be distributed based on each campus's proportional share of the total instate undergraduate tuition in fiscal year 2007. The remaining funds are first used to guarantee that all campuses receive the same amount of SSI (excluding the 'earmarked funding) they received in the prior year. They are then used to provide uniform increases (two percent in fiscal year 2008 and ten percent in fiscal year 2009) for the four-year universities and their branch campuses and varying increases for two-year community and technical colleges based on a formula developed by the Board of Regents that takes into account the enrollment growth at community and technical colleges. To receive these SSI subsidy increases, each campus must demonstrate, through increasing internal efficiencies, a one percent savings in fiscal year 2008 and a three percent savings in fiscal year 2009 as certified by the Chancellor of the Board of Regents.

   In addition to increasing the state share of instruction, HB 119 froze in-State undergraduate tuition in both fiscal years 2008 and 2009. As a result, the in-State undergraduate tuition for each campus will remain at the fiscal year 2007 level over the biennium. In fiscal year 2007, four-year campuses charged an average of $8,246 for a fulltime Ohio resident undergraduate student and two year campuses charged an average of $3,565 per full-time student. For all campuses, the average instate undergraduate tuition was $6,224 per full-time student in fiscal year 2007. The freeze in tuition represents a tremendous relief to students and their families who have experienced double-digit percentage increases in tuition in recent years.

   Expansion of Medicaid Coverage. In the first major expansion of eligibility since fiscal year 2000, HB 119 expanded Medicaid coverage to children whose parents earn up to 300 percent of the federal poverty limit ("FPL"), to foster children who have been emancipated up to age 21, and to pregnant women with incomes up to 200 percent of the FPL. In addition, parents who have an income over 300 percent of the poverty level now have the opportunity to participate in a Medicaid buy-in option for their uninsured children. Also, disabled adults can buy their own health care coverage through the Medicaid program. These expansions will ensure that Ohioans will no longer have to choose between work and affordable health care.

   Revenues and Expenditures in the 2006-07 and 2007-08 Fiscal Biennia. The GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8 percent increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5 percent increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8 percent for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives);
3.4 percent for higher education; 4.2 percent for elementary and secondary education; 5.5 percent for corrections and youth services; and 4.8 percent for mental health and mental retardation.

   The State ended fiscal year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of fiscal year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5 percent of fiscal year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the State's Basic Financial Statements ("BSF") increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended fiscal year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

   The GRF appropriations Act for the current 2008-09 fiscal biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9 percent increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1 percent increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2 percent for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives);
13.2 percent for higher education; 5.25 percent for elementary and secondary education; 4.92 percent for corrections and youth services; and 4.7 percent for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with 2006 law limiting appropriation discussed above under Major Initiatives.

   The GRF appropriations Act for 2008-09 also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program contained in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100 percent of those receipts to the payment of debt service on the Authority's obligations. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

   With the Ohio economy expected to be negatively affected by the national economic downturn, Ohio Office of Budget and Management ("OBM") has been closely monitoring the State's major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for fiscal year 2008 and $385,100,000 for fiscal year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

   Executive and legislative actions were taken based on the new OBM estimates, including:

     o The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 (since reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below).

     o Transfer of unspent agency appropriations totaling $120,200,000 in fiscal year 2008 and $78,000,000 in fiscal year 2009.

     o Authorizing expansion of the State-run lottery system to include "keno" games currently projected to generate $65,000,000 in fiscal year 2009.

   In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State's share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State's Tobacco Settlement Asset-Backed Bonds.

   Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. The Governor and OBM are continuing to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

   In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan for the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. After extensive hearings and review, the General Assembly in June 2008, passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State's historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include, in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, $184,000,000 in bonds backed by net profits from the State's liquor enterprise, and $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

   Budgetary Controls. With each office performing specific functions relating to State expenditures, the OBM and the Treasurer of State account for and report on the State's fiscal affairs.

   OBM maintains records of the appropriations made by the General Assembly, and its Director certifies the availability of unencumbered appropriations as a condition of contract validity. OBM fiscal functions include the development and oversight of operating and capital budgets as well as the review, processing, and reporting of financial transactions for most state departments and agencies (excluding, among others, higher education institutions' non-capital expenditures). The OBM Director's certification is required for all expenditure vouchers before the OBM may issue State warrants. Upon certification, OBM updates its accounting records to reflect the level of vouchered expenditures.

   The Treasurer of State maintains the cash and investments that comprise the State treasury, and redeems the warrants issued by the OBM when presented for payment by financial institutions and monitors the amounts and the timing of payments to determine the State's cash flow position for investment purposes.

   State financial reporting practices have been and are in accordance with GAAP. Each Comprehensive Annual Financial Report ("CAFR") includes the BFS for that Fiscal Year as examined by the Auditor of State. The 1990 through 2004 and 2006 CAFRs received the Government Finance Officers Association Certificate of Achievement for Excellence in Financial Reporting. Ohio did not receive this award for its fiscal year 2006 CAFR due to challenges in concluding audits related to the Bureaus of Workers' compensation within reporting deadlines.

   Cash Management. In Ohio, with the exception of certain organizations within the State's reporting entity that have independent powers to manage and invest their funds, the Treasurer of State is responsible for investing the State's cash and investments pool.

   During fiscal year 2008, cash management and investment transactions made by the Treasurer of State's Office, in accordance with the State's Uniform Depository Act, are limited to checking accounts and certificates of deposit with qualified public depositories, U.S. government and agency obligations, bonds and other direct obligations of the State of Ohio and obligations of boards of education and other local subdivisions, commercial paper, repurchase agreements, no-load money market mutual funds, bankers' acceptances, bonds of U.S. corporations or of foreign nations diplomatically recognized by the United States, security lending agreements, and the Treasurer's STAR Ohio investment pool.

   Quarterly, the OBM allocates the investment income earned on the cash and investments pool to the various funds designated by law to receive the earnings with those allocations made based on average daily cash balances invested over the quarter. The Ohio Lottery Commission's investment portfolio, which is dedicated to the payment of deferred lottery prizes and is accounted for as part of the cash and investments pool, however, is not part of the investment earnings allocation just described. Instead, the Treasurer of State credits the investment earnings from the dedicated portfolio directly to the credit of the fund that accounts for this activity.

   Risk Management. The State's primary government is self-insured for claims under the Ohio Med Health and United Healthcare plans and for vehicle liability while it has placed public official fidelity bonding with a private insurer. The State self-funds tort liability and most property losses on a pay-as-you-go basis; however, selected state agencies have acquired private insurance for their property losses. Also, the State's primary government and its component units participate in a public entity risk pool, which is accounted for in the Bureau of Workers' Compensation Enterprise Fund, for the financing of their workers' compensation liability.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Ohio are rated AA+ by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Ohio trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Ohio trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Ohio trust to pay interest on or principal of such bonds.

   Your Ohio trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters. The information provided above is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

   Oklahoma Risk Factors

   Economic Outlook. Oklahoma is an attractive place to live and work. In May the NBC TV show Today ranked Oklahoma City as one of the 100 best places to raise a family. The State enjoys a very low tax burden, a low cost of doing business, has a highly skilled and productive work force, and is geographically well positioned to take advantage of opportunities anywhere in the United States. Manufacturers in Oklahoma gain a competitive edge by taking advantage of some of the lowest utility costs in the nation.

   Oklahoma is known for its abundant resources, most notably, its oil and natural gas production. Oklahoma is a leading producer of agricultural products, ranking in the top ten in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle. Its 200 lakes and rivers provide Oklahomans with many opportunities for outdoor recreation. In fact, Oklahoma has more miles of shoreline than any other state.

   Oklahoma boasts high quality education systems with award-winning schools. Oklahoma's Career-Technology has developed the Oklahoma Training for Industry program. This program has been ranked one of America's best and most sophisticated training programs by delivering high quality, customized training to Oklahoma employers for free. Oklahoma's Pre-Kindergarten program has been held as an example for America with more four-year-olds attending public preschool programs than any other state.

   Oklahoma's first major league sports franchise, the OKC Thunder of the National Basketball Association, began their inaugural season in Oklahoma City during 2008. To attract the team, the citizens of Oklahoma City passed a $121.6 million initiative to renovate and expand the Ford Center, a 19,675-seat multi-purpose arena, and build a practice facility. In 2009, Oklahoma City continued its commitment to improving its infrastructure by approving MAPS 3, a far-reaching $777 million initiative aimed at continuing citywide progress that began with the first MAPS in 1993. MAPS is a major building initiative which will complete a new convention center, downtown recreational facilities, and other major improvements to existing facilities. Bizjournals rated the Oklahoma City housing market the most affordable of the 50 largest metropolitan areas in America. It reported that housing payments averaged $667 (including all property taxes) with housing payments constituting only 19 percent of income. In November 2009, Forbes ranked Tulsa No. 12 and Oklahoma City No. 13 among its list of "America's Fastest-Recovering Cities." In creating this list, Forbes ranked the 100 largest metropolitan statistical areas in five categories: unemployment rate, gross metropolitan product, foreclosures, home prices and sales rates. Both Tulsa and Oklahoma City have earned several prominent rankings this year. Forbes named the Tulsa area No. 2 in the midsize category for being among the "Best Cities for Job Growth" and No. 47 out of 200 large metro areas for "Best Places for Business and Careers." Tulsa also ranked No. 5 on a list of "America's Most Livable Cities." Oklahoma City was ranked No. 1 among the "Best Cities for Startups" by Fortune and No. 6 among the "Best Cities to Look for a Job" by Indeed.com. BusinessWeek magazine has ranked Tulsa and Oklahoma City among the 40 strongest metros in the United States. Oklahoma City is No. 3 and Tulsa is No. 7. Those rankings were released in October, 2009. The magazine based its ranking on data and analysis from the Brookings Institution's new MetroMonitor study, including job growth, employment, economic growth and home prices. BusinessWeek says metro areas like Oklahoma City and Tulsa never let home prices get too hot or too cold, which has paid off in the form of a more stable economy during the recession. BusinessWeek says in the Oklahoma City metro area, home prices grew 2.1 percent in the second quarter compared with the same period a year earlier. The magazine says Tulsa has remained relatively stable in large part because of the oil and gas industry, with home prices growing 2.5 percent in the second quarter.

   Revenues and Expenditures. Revenue collections during the fiscal year 2009 have lagged significantly. As of the end of November 2009, year-to-date collections were 28.5 percent below prior year and 24.3 percent less than budget estimates. As a result, the State Director of Finance has implemented a 10 percent cut in allocations through January 2010 with the possibility of extending those to the end of the fiscal year depending on Tax Commission projections. There is also a strong likelihood that the Rainy Day Fund will be utilized to aide in covering budget shortfalls.

   Receipts from the four major taxes (income tax, sales tax, gross production tax and motor vehicle tax) were less than revenues of the prior year. The taxes combined for $4.8 billion, or 86 percent of total General Revenue Fund ("GRF") receipts. The total of major taxes collected decreased $432 million or 7.3 percent from that of last year. As compared to fiscal year 2008, collections from income taxes decreased by $293 million, or 11.6 percent; sales taxes increased by $35 million, or 2.2 percent; motor vehicle taxes decreased $76 million, or 30.2 percent, and gross production taxes on gas and oil decreased by $98 million, or 11.9 percent.

   Oklahoma has established an enviable record in recent years in its revenue forecasting results. Since enactment of a constitutional amendment in 1985 establishing new revenue estimating procedures, collections have exceeded the estimate in fourteen years and dipped below the estimate ten years.

   Assets and Funds. The State's combined net assets (government and business-type activities) totaled $13.8 billion at the end of 2009, compared to $13.9 billion at the end of the previous year. The largest portion of the State's net assets (53.4 percent) reflects its investment in capital assets such as land, buildings, equipment, and infrastructure (road, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens. Consequentially, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   A portion of the State's net assets (25 percent) represents resources that are subject to external restrictions on how they may be used. The remaining balance of unrestricted net assets may be used to meet the State's ongoing obligations to citizens and creditors. Internally imposed designations of resources are not presented as restricted net assets.

   At the end of the fiscal year 2009, the State is able to report positive balances in all three categories of net assets, both for the government as a whole, as well as for its separate governmental and business-type activities. The same situation held true for the prior fiscal year.

   The State's net assets decreased by $120.7 million, or 0.9 percent. Approximately 51 percent of the State's total revenue came from taxes, while 40 percent resulted from grants and contributions (including federal aid). Charges for various goods and services provided 7.3 percent of the total revenues. The State's expenses cover a range of services. The largest expenses were for general education, social services, and health services. In 2009, governmental activity expenses exceeded program revenues, resulting in the use of $8.2 billion in general revenues (mostly taxes). The business-type activities' program revenues exceeded their expenses for 2009 by $33 million.

   As of the end of the fiscal year 2009, the State's governmental funds reported combined ending fund balances of $5.8 billion, a decrease of $475 million from the prior year. More than one half ($3.1 billion or 54.2 percent) of this total amount constitutes unreserved fund balance, which is available for spending in the coming year. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed 1) to liquidate contracts and purchase orders of the prior fiscal year ($356.9 million), 2) to pay debt service ($100.5 million), 3) to be held in permanent trust funds for education, wildlife and prevention of tobacco related health issues ($1.8 billion), 4) to be used for the "Economic Development Generating Excellence" Fund ($157.4 million), or 5) for a variety of other restricted purposes ($253.2 million). The general fund is the chief operating fund of the State. At the end of the fiscal year 2009, unreserved fund balance of the general fund was $3.1 billion, while the total fund balance decreased $329 million to $3.9 billion. As a measure of the general fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents
19.9 percent of total general fund expenditures (down from 24.2 percent a year ago), while total fund balance represents 24.7 percent of that same amount (down from 29.5 percent). Overall, the fund balance of the State's general fund decreased by $329 million during the fiscal year 2009. This 7.7 percent decrease from the prior year is primarily due to reduced tax collections.

   The State of Oklahoma's total debt increased by $132 million, or 7.6 percent, during the fiscal year 2009. The increase in long-term obligations of governmental activities was primarily due to the Department of Transportation issuing $98.2 million in notes payable, and the Office of State Finance issuing $43.5 million for building bonds. Business-type activities' debt decreased by $42 million as long-term revenue bonds were paid down through normal debt extinguishment.

   Government Funds. The Commissioners of the Land Office manage land and cash set aside by the federal government for the use and benefit of public education in Oklahoma to generate maximum earnings for Trust beneficiaries. The Trust beneficiaries are common education and thirteen Oklahoma colleges and universities. The fiscal year 2009 total program revenues were a net $55 million loss compared to a $73 million gain for the prior year. Distributions to beneficiaries totaled $82 million for fiscal year 2009 with $22 million disbursed to universities and colleges and $60 million disbursed to public schools. This was an increase of $6 million from the apportionments of fiscal year 2008.

   The Department of Wildlife's Lifetime Licenses fund balance decreased by 3.1 percent to $78.4 million. This decrease occurred due to losses in investment revenue over the previous year.

   The Tobacco Settlement Endowment Permanent Fund holds certain moneys that are received in settlement of claims by the State against tobacco manufacturers. Earnings from these moneys are to be utilized for research, education, prevention and treatment of tobacco related diseases and certain other health programs. This fund reported a $12.8 million net increase in fund balance with $74 million coming in from the settlement payment by tobacco manufacturers for 2009. The fiscal year 2008's payment was about $68 million. The State now has $428.4 million in the permanent fund.

   Debt Administration. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977 and again in 2003. As of June 30, 2009, the outstanding general obligation net debt of the State of Oklahoma was $207 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

   Various agencies, trusts, and authorities issue revenue bonds on behalf of the State of Oklahoma, and these obligations are supported solely by the revenues of the issuing entities. Those revenues may include appropriations to the respective entities.

   Risk Management. In general, the State is "self-insured" for health care claims, workers' compensation, tort liability, vehicle liability, and property losses, with some exceptions for participation in health maintenance organizations and for excess coverage items. The property loss excess coverage is limited to a maximum loss of $1 billion. The Oklahoma State and Education Employees' Group Insurance Board provides group health, life, dental and disability benefits to the State's employees and certain other eligible participants. CompSource provides workers' compensation coverage for both public and private sector employees in Oklahoma.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Oklahoma are rated AA+ by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Oklahoma trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Oklahoma trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Oklahoma trust to pay interest on or principal of such bonds.

   Your Oklahoma trust is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

   Oregon Risk Factors

   General Economic Conditions. Oregon is the least populous of the three west coast states that also include California and Washington. Oregon had almost 2 million of the three states' 23.9 million workers in September 2009. Oregon's largest metro area is the Portland-Vancouver-Beaverton metropolitan statistical area. The Portland area has the sixth largest number of workers of the seven metro areas with one million or more workers in the three states. The Oregon portion of the Portland metro area includes almost half of Oregon's jobs.

   Employment grew more rapidly in Oregon than in most neighboring states in the mid-1990's due largely to a combination of high net in-migration and a boom in high technology (primarily computer chips), transportation equipment (such as recreational vehicles and heavy trucks), and construction. The Asian financial crisis in 1997 led to weaker manufacturing employment and slower overall job growth in Oregon. Between late 2000 and the middle of 2003, employment fell by as much as 4 percent, much worse than in neighboring states. From late 2003 to mid-2006, Oregon gained jobs at roughly 3 percent per year before growth began to slow markedly. The State's nonfarm payroll jobs peaked in December 2007 and then lost 7 percent by October 2009. Ten of the State's 11 major industries showed over-the-year job losses in October 2009, six of them with losses exceeding 5 percent. As of September 2009, Oregon's 6.1 percent over-the-year loss of nonfarm payroll jobs was the fourth most severe of all states.

   During the rapid job growth of the mid-1990's, Oregon's unemployment rate ranked in the middle of all states and lower than its neighboring states. However, the rate rose with the Asian financial crisis. During the economic boom of the late 1990's and in 2000, Oregon's unemployment rate remained above the rates in neighboring states. The nation and Oregon went into a recession after the burst of the information technology bubble. With the onset of the recession, Oregon's unemployment rate soared from just over 5 percent in late 2000 to a peak of 8.5 percent in the middle of 2003. The State's population continued to grow despite the high unemployment rate. Oregon had the nation's highest or second-highest State unemployment rate for 39 of the 40 months from May 2001 to August 2004. Rapid job growth from late 2003 to mid-2006 pulled the unemployment rate down to a low of 5 percent in early 2007. In the summer of 2008, the rate began rising rapidly in response to job losses in many industries. It hit a recent peak of 12.2 percent in May 2009, the second highest in the nation. As of November 2009, it was 11.1 percent.

   Oregon's major foreign-export-related industries include computers and electronic products, agricultural crops, machinery, and transportation equipment. Oregon also ships large values of goods to domestic markets; these shipments include wood, food, nursery products, transportation equipment, machinery, instruments, and plastic and paper products. Oregon also serves both foreign and domestic tourists.

   Oregon's annual employment growth is expected to be negative 5.1 percent in 2009 and negative 0.9 percent in 2010. It should rise to 2.2 percent in 2011 and to 2.7 percent in 2012 before slowing to 1.7 percent by 2015. The State should outpace the nation's growth rate from 2011 to 2015. Major-sector job growth over this period is expected to be fastest in professional and business services, construction, and manufacturing. Wholesale trade, transportation, and warehousing will post robust job gains, as will most durable goods manufacturing industries and nondurables (other than food manufacturing), as the State's hard-hit sectors recover some of their lost jobs. The State's population is likely to increase faster than the nation's. Overall, employment should grow faster than population in Oregon between 2011 and 2015.

   Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular legislative session, held beginning in January of odd-numbered years.

   Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from other or federal funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

   Revenue and Expenditures. The State budgets on a biennial basis rather than an annual basis. Budgets are prepared on the cash basis utilizing encumbrance accounting. The original budget amounts reported for revenues in the budgetary statements represent original estimates, while budgeted expenditures represent the first complete appropriated budget adopted by the Legislature. The final budget amounts reported for revenues represent revised estimates, while the final budgeted expenditures represent the original appropriated budget modified by legally authorized legislative and executive changes, as well as Emergency Board actions taken during the year. For the 2007-09 biennium, final estimated revenues for the General Fund saw an increase of less than one percent compared to the original estimate. However, due to unfavorable economic conditions, the General Fund's final budgeted expenditures were reduced by $1.2 billion.

   For fiscal year 2009, actual General Fund revenues and other financing sources exceeded actual expenditures and other financing uses by $214.8 million, leaving an ending budget balance of $137.1 million. Actual revenues for the biennium were $1.5 billion less than forecasted due mainly to the recession and the growing jobless rate, while actual expenditures were $141 million less than budgeted primarily as the result of statewide spending cuts that took effect in the last quarter of fiscal year 2009. The remaining budget is expected to be used during the six-month lapse period from July 1 to December 31, 2009, to pay for obligations incurred prior to July 1, 2009. To manage differences in the timing of cash flows, the State issued $737.2 million of tax anticipation notes in July 2009. These notes will be repaid with income tax revenue prior to the end of fiscal year 2010.

   Debt Administration and Limitation. The State's constitution authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of June 30, 2009, the total balance of general obligation bonds was $4.70 billion.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Oregon are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Oregon trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Oregon trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Oregon trust to pay interest on or principal of such bonds.

   Your Oregon trust is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations (the "Oregon Municipal Obligations"). These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

   Pennsylvania Risk Factors

   Economic Outlook. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   Commonwealth Financial Structure. The Commonwealth's constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

   The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2009. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds, and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income, and sales and use taxes, constitute approximately 90.8 percent of the non-federal General Fund budgetary basis revenues. General Fund expenditures are reported in the following functional assignments, along with the related percentage of non-federal expenditures: direction and supportive services (3.56), protection of persons and property (12.44), health and human services (37.34), public education (39.82), recreation and cultural enrichment (1.08), economic development (2.63), transportation (.04) and transfers to debt service funds (3.09) for all obligations, except those incurred for highway or other special revenue fund purposes.

   The worst economic recession since the Great Depression continues to adversely impact the national and state economy. Sharp declines in the housing and financial markets nationally have impacted the economy in Pennsylvania, leading to job losses and declining state revenues. Unemployment levels grew to 10 percent nationally, with Pennsylvania fairing only slight better with unemployment averaging a full percentage point lower in Pennsylvania. Economic activity, as measured by the gross domestic product ("GDP"), declined sharply during the first part of the fiscal year, contracting at an annual rate of 6.3 percent and 6.4 percent during the fourth quarter of 2008 and the first quarter of 2009 respectively. The economic contraction slowed during the last quarter of fiscal year 2009, resulting in a -0.7 percent change in GDP. In response to tight credit, declining wealth and job losses, consumer spending plummeted during the fiscal year. As result of the combined forces of the economic contraction, fiscal year 2009 revenue collections were 11.3 percent below the estimate, resulting in a revenue shortfall of $3.2 billion.

   During the fiscal year ended June 30, 2009, total General Fund expenditures and other uses exceeded revenues and other sources by $2.62 billion and, at June 30, 2009, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of negative $2.03 billion in the General Fund. This compares to a budgetary basis fund balance of $585.3 million at June 30, 2008. The budgetary basis results for the fiscal year ended June 30, 2009 include revenue collections totaling $44,992.7 million, less appropriation authorizations totaling $47,772.2 million, less other net financing uses totaling $163.8 million. Included in the $47,772.2 million appropriation authorizations are $(712.3) of state supplemental appropriation reductions and $1,851.8 in federal supplemental appropriations authorized during the fiscal year ended June 30, 2009.

   Debt Administration. The constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 31, 2009 was $56.1 billion. Outstanding capital project debt at August 31, 2009 amounted to $7.5 billion, for a remaining legal debt margin of $48.6 billion. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate-approved programs, such as economic revitalization, land and water development, water facilities restoration, and certain environmental initiatives; and for special purposes approved by the General Assembly, such as disaster relief. Total general obligation bond indebtedness outstanding at June 30, 2009 was $9.15 billion. Total debt service fund transfers paid from General Fund and Motor License Fund appropriations to make principal and interest payments to bondholders during the fiscal year ended June 30, 2009 amounted to $904.5 million and $37.9 million, respectively.

   The Commonwealth continues to evaluate refunding opportunities for its outstanding bonds to reduce interest costs. During the fiscal year ended June 30, 2009, the Commonwealth closed one refunding issue that refunded $154.4 million of outstanding bonds and will produce $8 million of interest savings over the remaining life of those bonds. On September 1, 2009, the Commonwealth closed a refunding issue that refunded $712.1 million of outstanding bonds and will produce $31.5 million of interest savings. As market conditions provide additional opportunities, the Commonwealth may pursue additional refundings.

   In addition to general obligation bonds, the Commonwealth may issue tax anticipation notes to meet operating cash needs during certain months of the fiscal year. Tax anticipation notes may be issued only for the General Fund and the Motor License Fund. They may not exceed 20 percent of the funds' estimated revenues for the fiscal year and must mature during the fiscal year in which they were issued. Cash shortages may occur during the fiscal year because tax receipts, unlike cash disbursements, are concentrated in the last four months of the fiscal year. The Commonwealth has not issued tax anticipation notes during the eleven fiscal years before 2009 but did issue $800 million of such notes for the General Fund during December 2009. This amount is in addition to the $650 million the General Fund borrowed from the Motor License Fund for cash flow purposes in October 2009. The General Fund must repay the Motor License Fund within eight months of the date of the loan.

   Capital Asset Activity. General capital assets as of June 30, 2009 amounted to $26.7 billion at actual or estimated historical cost, net of accumulated depreciation of $14.7 billion.

   During the fiscal year ending June 30, 2010, the Office of the Budget currently plans general obligation bond issuances, excluding refundings, amounting to $1,933 million, an increase of $869 million as compared to actual bond issuances of $1,064 million, excluding refundings, during the fiscal year ended June 30, 2009. This plan reflects the need to make continued investments in the Commonwealth's capital infrastructure, local capital projects and mass transportation. Additionally, a significant portion of the projected issuances for the 2010 fiscal year is attributable to the construction of three new prisons, each containing 2,000 plus beds, as well as the ongoing expansion of the Pennsylvania Convention Center in Philadelphia. Debt principal retirements of $626.1 million are currently planned for the fiscal year ending June 30, 2010.

   Legislation. In February 2009, the American Recovery and Reinvestment Act ("ARRA") was passed and signed into law. Among other things, the ARRA increased federal participation in specific, targeted programs to increase economic growth and create new jobs. Through June 30, 2009, the ARRA financed over $1.2 billion of qualifying Commonwealth program costs since the enactment date of February 17, 2009. Of the $1.2 billion in stimulus funding, in the General Fund, $957 million was attributable to higher Federal Medical Assistance Percentage medical assistance and nearly $6 million funded higher Child Support Enforcement. In the Unemployment Compensation Fund, $190 million and nearly $42 million, respectively, funded larger and extended unemployment benefit payments to claimants. In the Motor License Fund, $9 million funded highway and bridge rehabilitation projects. $3.8 million funded in other programs. Also, as of June 30, 2009 nearly $385 million was committed for future expenditure, primarily for highway and bridge projects ($307.4 million) and job training/youth employment programs ($71.9 million).

   Ratings. As of May 2010, all outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Pennsylvania trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Pennsylvania trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Pennsylvania trust to pay interest on or principal of such bonds.

   Your Pennsylvania trust is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

   Puerto Rico Risk Factors

   Geographic Location and Demography. The Commonwealth of Puerto Rico ("Puerto Rico," or the "Commonwealth") is the fourth largest of the Caribbean islands and is located approximately 1,600 miles Southeast of New York. It is approximately 100 miles long and 35 miles wide. According to the United States Census Bureau, the population of Puerto Rico was approximately 3,808,610 in 2000 (3,954,037 as of July 1, 2008, according to a United States Census Bureau estimate), compared to 3,522,000 in 1990. However, the Puerto Rico Planning Board (the "Planning Board") estimates that as of July 2010, the population will be approximately 4,022,446.

   Relationship with the United States. Puerto Rico came under United States sovereignty pursuant to the Treaty of Paris, signed on December 10, 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the United States since 1917. In 1950, after a long evolution toward greater self-government, Congress enacted Public Law 600, which provided that the existing political, economic and fiscal relationship between Puerto Rico and the United States would remain the same, but Puerto Rico would be authorized to draft and approve its own Constitution, guaranteeing a republican form of government. The Constitution of Puerto Rico was drafted by a Constituent Commission, approved in a special referendum by the people of Puerto Rico, amended and ratified by the United States Congress, and subsequently approved by the President of the United States. The official designation of the Government or body politic has henceforth been "Estado Libre Asociado," which literally translates to "Free Associated State," and has been called "Commonwealth" by the United States Government.

   The United States and the Commonwealth share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the fifty states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting power. Puerto Rico is a self-governing commonwealth in association with the United States. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives, 51 seats, and the Senate, 27 seats.

   While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television communications, agriculture, mining and minerals, highways, postal system, social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. The major differences between Puerto Rico and the 50 states are Puerto Rico's local taxation system and exemption from Internal Revenue Code, its lack of voting representation in either house of the U.S. Congress, the ineligibility of Puerto Ricans to vote in presidential elections, and its lack of assignation of some revenues reserved for the states.

   Economy. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investment have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been primarily financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities.

   Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth's population.

   The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2008 (July 2007 through June 2008), approximately 74% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 47% of Puerto Rico's imports.

   Puerto Rico's economy has been in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5%. Although Puerto Rico's economy is closely linked with the United States economy, for fiscal years 2007 and 2008, Puerto Rico's real gross national product decreased by 1.9% and 2.5%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, during the same periods. According to the Planning Board's recent projections, the economic contraction has accelerated in fiscal year 2009, with an expected further reduction in real gross national product of 4.8%. While this trend was expected to continue in fiscal year 2010, the expected positive impact of the U.S. federal and local economic stimulus measures led the Planning Board to announce revised projections for fiscal year 2010 reflecting a projected increase in real gross national product of 0.7%. The Planning Board is also projecting increases in real gross national product of 0.9% and 1.0% for fiscal years 2011 and 2012, respectively.

   The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments and certain high technology machinery and equipment. The service sector, including finance, insurance, real estate, wholesale and retail trade and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

   The Puerto Rico Planning Board's preliminary reports of the performance of the Puerto Rico's economy during fiscal year 2008 indicate that the economy registered a decrease of 2.5% over fiscal year 2007 in total real gross product. Gross product in fiscal year 2000 was $41.4 billion and gross product in fiscal year 2008 was $60.8 billion. This represents an increase in gross product of 46.9% from fiscal year 2000 to fiscal year 2008. Aggregate personal income increased from $52.3 billion in fiscal year 2007 to $56.2 billion in fiscal year 2008, and personal income per capita increased from $13,269 in fiscal year 2007 to $14,237 in fiscal year 2008. The significant increase in personal income in fiscal year 2008 is due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

   Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors, as well as the current contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico's gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistent high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth's dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The current difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

   According to the Department of Labor and Human Resources Household Employment Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 4.1% from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.496, an increase from 11% for fiscal year 2008.

   Debt, Revenues and Expenditures. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities of the Commonwealth, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. As of December 31, 2008, total public sector debt of the Commonwealth was equal to $56,455 million.

   The General Fund revenue projection for fiscal year 2009 was $8.488 billion, an increase of $235 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth's budgeted expenditures for fiscal year 2009 of $9.484 billion exceed projected revenues by approximately $1 billion.

   Ratings. As of May 2010, all outstanding general obligation bonds of the Commonwealth are rated BBB- by S&P and A3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Puerto Rico trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Puerto Rico trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Puerto Rico trust to pay interest on or principal of such bonds.

   Your Puerto Rico trust is susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations (the "Puerto Rico Municipal Obligations"). These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made as to the accuracy or completeness of any of the preceding information. It is based in part on information obtained from Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico Municipal Obligations.

   South Carolina Risk Factors

   Governmental Overview. South Carolina stretches from the Atlantic Ocean to the Blue Ridge Mountains, containing 30,111 square miles. Fortieth in geographic area among the fifty states, South Carolina ranks twenty-fourth in population with approximately 4.3 million citizens. The coastal area, which is one of the leading recreation centers on the east coast, is the anchor of the State's thriving tourism industry.

   South Carolina's government is divided into three separate branches: legislative, executive, and judicial. State government provides a full range of services to South Carolina's citizens including educational, health, social/human, transportation, public safety, regulatory, and conservation/natural resources services. In addition, the State provides grants and loans to local governments, including school districts, within its borders.

   Economic Condition and Outlook. South Carolina has a diverse economic base, including manufacturing, trade, health care, services, and leisure/hospitality. Businesses have migrated here from all over the world to take advantage of the State's skilled labor force, competitive wages, lower-priced land, excellent port facilities, and accessibility to markets, and in recent years, substantial tax incentives.

   Overall, South Carolina continues to suffer job losses as the national recession progresses. During 2009, the State experienced a tremendous overall job loss of 92,700 as opposed to a decrease of 8,300 jobs during the same period in 2008. Manufacturing jobs had the highest loss equal to 29,800 (12.2 percent) as opposed to losses of 7,100 a year ago. The construction industry had less of a loss during 2009 (10,900) compared to 2008, which was down 13,800, despite residential property closings decreasing 11.2 percent from June 2008. During the four years before 2009, the strongest employment gains have been in the State's service sector which has risen from 36 percent of total employment to 38.3 percent while manufacturing continued a steady decrease from
14.1 percent to 11.5 percent.

   The State's September 2009 unemployment rate of 11.7 percent continues to be higher than the national unemployment rate of 9.8 percent. Out of 46 counties in South Carolina, only Aiken, Beaufort, Charleston, Lexington, Richland, and Saluda counties were below the national unemployment rate.

   As South Carolina continues to struggle through the national recession, the budgetary General Fund revenues for the first four months of fiscal year 2009-10 were $1.93 billion, which is $191.32 million (9 percent) lower than the same period for fiscal year 2008-09. Currently, individual income taxes are significantly down $95.61 million (7.5 percent), compared to a lesser decrease of $6.58 million (0.5 percent) between fiscal year 2008-09 and fiscal year 2007-08. Sales taxes have also decreased $36.14 million (6 percent) from 2008-09 due to unfavorable economic conditions and consumer tax relief legislation. During fiscal year 2007-08, sales taxes included collections from the now legislatively-eliminated unprepared grocery food tax.

   Budgetary General Fund Highlights. The State's Board of Economic Advisors ("BEA") is responsible for forecasting revenues for the budget. State law requires that the BEA meet at least quarterly to review revenue collections and to adjust its forecasts if necessary. If the BEA reduces revenue projections significantly once the budget year begins, the State's Budget and Control Board is responsible for mandating spending cuts to keep the budget in balance.

   Original estimated revenues for the 2008--09 accounting year were $6.75 billion. The Board of Economic Advisors ("BEA") revised downward its original revenue estimate during the course of the year by a total of $1.08 billion. The revisions resulted from the BEA's review of tax revenue collections and declining economic conditions as the year progressed. Also, legislation was adopted that implemented mid-year targeted agency cuts in the amount of $487.91 million coupled with two Budget and Control Board agency reductions of 7 percent and 2 percent amounting to $485.37 million. Actual revenues at June 30, 2009, were $129.77 million (2.34 percent) under the BEA's final revised revenue estimate and were $1.205 billion less than the BEA's original estimate. Actual revenues also declined from prior year revenue collections by $848.22 million (13.23 percent). Individual income and sales taxes, the fund's primary revenue sources, were less than originally forecasted because of unfavorable economic conditions.

   For fiscal year 2009-10, estimated General Fund revenue published in the 2009-10 Appropriation Act was $5.71 billion or $169.85 million more than 2008--09 actual revenue collections. Subsequently, BEA has reduced its revenue estimate by $336.90 million (5.89 percent) causing the Budget and Control Board to take action through an agency-wide General Fund cut of $228.56 million (4 percent). Furthermore, the BEA has reduced their revenue estimate through a second reduction of $122.38 million (2.13 percent) on November 10, 2009. Additional revisions and actual budgetary reductions could be subsequently adopted based on continued monitoring of revenue collections and economic conditions.

   At June 30, 2009, the General Reserve Fund, sometimes called the rainy day account, was depleted. The remaining fiscal year 2009 balance of $95.12 million was drawn to cover a portion of the 2008-09 Budgetary General Fund deficit. The 2009-10 Appropriations Act passed by the General Assembly appropriated $63.92 million to fund the rainy day account; however, that is far below the actual full funding requirement of $199.76 million. The State's constitution requires restoration of the reserve to full funding within three fiscal years after a withdrawal. State law defines full funding for the reserve as 3 percent of the Budgetary General Fund's revenues for the latest completed accounting year.

   Assets. At the end of the 2008-09 accounting year, the State had $18.16 billion invested in capital assets. This represented a net increase (including additions and deductions) of $465.27 million, or 2.6 percent, over the previous accounting year.

   Due to a deteriorating budget caused by the recession in 2008-09, there has been a reduction in growth of capital asset investment as opposed to the same period last year which grew $757.28 million (4.5 percent) over fiscal year 2007. Construction in progress has been reduced as capital infrastructure and building projects were completed and funding was eliminated through budgetary deficits. After upgrading the Department of Education and the Budget and Control Board vehicle fleets during the prior year, those fleets were reduced this year along with several State law enforcement agencies due to general aging and irreparability. The Department of Parks, Recreation, and Tourism purchased additional exhibits for public enjoyment that are reflected as increases to historical treasures. Intangible assets increased from last fiscal year primarily because The Citadel installed an administrative software system.

   Cash Management. The State Treasurer is responsible for managing the State's cash and investments, except for certain component units included within the reporting entity that manage and invest their own funds. State law requires full collateralization of all State Treasurer bank balances. Some component units may have collateralization policies that differ from those of the State Treasurer. Investment income includes appreciation and depreciation in the fair value of investments. Increases in fair value during the current year, however, do not necessarily represent trends that will continue; nor is it always possible to realize such amounts, particularly in the case of temporary changes in the fair value of investments that the State plans to hold to maturity.

   Debt Administration. At June 30, 2009, the State had $7.89 billion in bonds and notes outstanding -- a decrease of $217.33 million, or 2.7 percent, over last year.

   The reduction in debt reported in governmental activities resulted primarily from principal payments on all categories of general obligation bonds, net of the issuance of $70.59 million in Research University Infrastructure Bonds. Also, Turbo Redemptions of $52.73 million on Tobacco Authority bonds contributed to the reduction in revenue bonds payable for governmental activities. New debt reported in business-type activities resulted mainly from the issuance of revenue bond anticipation notes by the College of Charleston and the University of South Carolina of $33.5 million and $19.6 million, respectively.

   The State limits the amount of annual payments for principal and interest on general obligation bonds and notes rather than directly limiting the amount of those bonds and notes that the State may have outstanding. At June 30, 2009, the State legally could issue additional bonds as long as the new debt would not increase the State's annual principal and interest payments by more than the following amounts: $37.99 million for institution bonds (institution bonds are general obligation bonds that benefit the State's Higher Education Fund), $33.96 million for highway bonds, $184.01 million for general obligation bonds (excluding institution and highway bonds), $10.61 million for economic development bonds, and $10.82 million for research university infrastructure bonds.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of South Carolina are rated AA+ by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local South Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of South Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your South Carolina trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your South Carolina trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your South Carolina trust to pay interest on or principal of such bonds.

   Your South Carolina trust is susceptible to political, economic or regulatory factors affecting issuers of South Carolina municipal obligations (the "South Carolina Municipal Obligations"). These include the possible adverse effects of certain South Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in South Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in South Carolina or contained in Official Statements for various South Carolina Municipal Obligations.

   Tennessee Risk Factors

   General. Tennessee's state legislation requires the Governor to present his proposed budget to the General Assembly at the beginning of each annual session. Annual budgets are adopted for the general fund, special revenue funds (except Fraud and Economic Crime, Community Development and the Dairy Promotion Board), and debt service fund. The General Assembly enacts the budget through passage of specific departmental appropriations, the sum of which may not exceed estimated revenues. Before signing the Appropriations Act, the Governor may veto or reduce any specific appropriation, subject to legislative override. Once passed and signed, the budget becomes the State's financial plan for the coming year.

   Budgetary control is maintained at the department level. Budget revisions during the year, reflecting program changes or interdepartmental transfers of an administrative nature, may be affected with certain executive and legislative branch approval. Only the legislature, however, may transfer appropriations between departments.

   Local Economy. The Tennessee economy weakened as 2007 unfolded, following the path of the national economy. Tennessee's job growth in 2007 was only 0.8 percent, the poorest showing since 2003. Many counties in the State, especially those in rural areas, have struggled to maintain a viable job base. As job growth has weakened, the unemployment rate has moved upward. The slowdown has hurt income growth and has dampened taxable sales growth, in turn putting pressures on the State budget and the budgets of local governments across the State.

   The State's pattern of job and overall economic growth continues to undergo transformation. Manufacturing job and plant losses have continued, as has been the case for the nation. Because rural Tennessee has relied disproportionately on manufacturing, many rural communities have suffered significant job losses. Metropolitan areas of the State continue to benefit from growth in the service sector. Job growth, per capita income levels and unemployment rates are generally more attractive in metropolitan areas of the State.

   Tennessee's economic growth is expected to decelerate further in 2008, and most measures of economic prosperity are expected to weaken relative to both 2006 and 2007. Tennessee's fate will of course be dictated by the path taken by the national economy. A delayed national housing market rebound would delay a return to stronger growth in Tennessee. Consistent with recent history, it is expected that the national economy will in fact do better than the State economy in 2008 and 2009.

   Per capita income is a good proxy measure of quality of life since it captures the average ability to purchase goods and services from the market. Tennessee and most other states within the southeast have long lagged behind the nation in per capita personal income. A primary explanation is relatively lower levels of educational attainment among states within the region. Tennessee is now placed fourth among the southeastern states, moving up one notch since 2000. Per capita income in Tennessee was 88.4 percent of the national average in 2006, compared to 87.8 percent in 2000 and 85.7 percent in 1990.

   Job growth and population growth tend to go hand in hand. Between 2000 and 2006, the State's population grew more slowly than the nation, but ahead of the overall pace of job growth in the State. Between 1997 and 2007, Tennessee experienced 8.6 percent job growth compared to 12.4 percent for the nation as a whole. The State's job growth performance placed it seventh among the other southeastern states. Manufacturing has been a primary source of job losses across the State, with 1998 being the last year the Tennessee (or the national) economy added a net new job in the industrial sector. On an annual basis, the State's unemployment rate averaged 4.6 percent in 2007, matching the unemployment rate for the nation.

   Agricultural activities account for 11.7 percent of Tennessee's economy. In 2006 the number of farms in Tennessee continued a decade's long decline. Nationally, Tennessee ranks sixth in the number of farms, 26th in the number of farm acres, and 44th in average farm size. Between 1990 and 1997, government payments accounted for 15 percent of net farm income in Tennessee. In contrast, between 1998 and 2006, 48 percent of net farm income for Tennessee farmers came from government payments. Tennessee's increased dependence on direct government payments reflects what was happening for the country as a whole as a result of a change in farm policy in 1996 that moved away from supply management policies and toward policies that supplement income. The possible future development of a farm based biofuels industry holds tremendous potential for generating new farm sector income through production of switchgrass and other energy crops on marginal lands.

   Long-term Financial Planning. In 1996, legislation was enacted that determined the allocation goal for a reserve for revenue fluctuations to be five percent of the estimated State tax revenues to be allocated to the general fund and education trust fund. The revenue fluctuation reserve allows services to be maintained when revenue growth is slower than estimated in the budget. Amounts in the revenue fluctuation reserve may be utilized to meet State tax revenue shortfalls. Subject to specific provisions of the general appropriations bill, an amount not to exceed the greater of $100 million or one-half (1/2) of the amount available in the reserve may be used to meet expenditure requirements in excess of budgeted appropriation levels. $218.2 and $207.1 million were added to this reserve in the 2006-07 and 2007-08 budget years, respectively. The reserve is currently at the highest level ever.

   In 2002, Tennessee initiated an Enterprise Resource Planning ("ERP") automation assessment study to research the feasibility of implementing an ERP system to meet the State's financial management, procurement, human resources, payroll administration and other administrative business needs. In 2005, the software and a prime contractor were procured. The system, Edison, is expected to significantly improve the State's business processes, and thereby its effectiveness and efficiency. The system will enable the use of best management practices for financial, human resource, purchasing and other administrative operations. During this fiscal year, the project moved closer to implementation, with the human capital management phase of the project successfully beginning operations on October 1, 2008. The financials, procurement and logistics phase of the project is scheduled to begin operations on January 1, 2009.

   Facing a worsening national economy and revenue collections below estimates, steps are being taken to protect public education and balance Tennessee's budget with no new taxes. One of these steps, an August 2008 voluntary employee buyout program to reduce the size of the State's workforce, was established with a goal of reducing $64 million in recurring expenditures from the State budget.

   Relevant Financial Policies. Budgets are developed to maintain balance between recurring revenues and recurring appropriation requirements: to invest in education to the maximum extent possible; to invest in economic development, public health, safe communities and environmental quality; and to maintain and supplement the Rainy Day Fund.

   Current revenue shortfalls are being handled with careful agency management of spending. Limitations on funding of program improvements and capital outlay also have been necessary in achieving balance between recurring revenues and recurring appropriations. Financial performance is continually monitored and adjustments made as needed.

   Subject to the specific provisions of an appropriation act, State legislation allows certain funds, reserve accounts or programs carryforwards to be denied, and allows for the transfer of funds from the same, for purposes of meeting the requirements of funding the operations of State government for the fiscal year ending June 30, 2006, and subsequent fiscal years.

   Major Initiatives. Tennessee continues to focus on making education the State's fundamental priority. It is considered the key to the future success of the State. The protection of funding for K-12 education from budget cuts remains paramount, and recent higher education initiatives have included assistance in raising educational attainment by a broader segment of the population.

   Tennessee is also dedicated to the protection of its natural resources, environment, economy and the health of its citizens. That commitment includes a focus on promoting the efficient use of natural resources, including renewable alternative fuels, such as biodiesel and ethanol (biofuels) made from agricultural products. The vision is to position Tennessee in a strategic leadership position in the development of a commercially viable biofuels industry.

   Financial Information. Net assets may serve over time as a useful indicator of a government's financial position. In the case of the State, combined assets exceeded liabilities by $26.96 billion as of June 30, 2008. By far, the largest portion of the State's net assets (81 percent) reflects its investment in capital assets (e.g., land, infrastructure, structures and improvements, machinery and equipment and software in development), less any related debt used to acquire those assets that is still outstanding. The State uses these capital assets to provide services to its citizens; consequently, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot he used to liquidate these liabilities.

   An additional portion of the State's net assets (8.69 percent) is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets ($2.8 billion) and may be used to meet the State's ongoing obligations to citizens and creditors not funded by resources that are restricted.

   At June 30, 2008, the State was able to report positive balances in all three categories of net assets, for the government as a whole, and for its separate governmental and business-type activities. The State's net assets increased by $481.15 million during the year ended June 30, 2008. Much of this increase was attributable to the State's decision to adopt the modified approach to infrastructure. Because of this decision, the State capitalized $640.09 million in infrastructure expenditures and did not record depreciation expense. Also, Tennessee does not fund highway construction by issuing debt, but it is funded primarily with fuel taxes and federal grants in the Highway Fund. Offsetting the capitalization of infrastructure is a decrease which was primarily generated by expenditures and transfers out in the General Fund exceeding transfers in and revenues.

   General Fund revenue collections increased for the year by $260.4 million. Contributing to this increase was federal revenue collections which increased by $156 million primarily due to increased expenditures in the TennCare program. Also, Tobacco tax collections in the General Fund increased by $29 million due to an increase in the Tobacco tax of $0.42 per pack and offsetting these increases was a decline in Franchise and Excise tax collections which were down $156 million due to receding corporate profits.

   General Fund expenditures increased approximately $899.7 million. The Department of Environment and Conservation's expenditures increased by $118.9 million. This was primarily the result of new wilderness conservation efforts administered by the State. TennCare expenditures increased by $373.5 million and an increase in Human Services, Children in State Custody and Mental Health expenditures accounts for $184.4 million of the total increase. These increases reflect the rising cost of community residential placements and associated medical costs as well as a continued increased demand for services in the health and social services function. Overall general government expenditures increased by $72 million as a consequence of rising costs in personnel administration and benefits.

   Assets in the General Fund decreased by approximately 3.53 percent. The fund balance of the General fund decreased by 18 percent.

   The Education Trust fund revenues increased approximately $137 million for the year. This increase is primarily due to the first full-year collections of the tobacco tax increase ($118.6 million). In addition, transfers increased $371 million. This increase was from the General fund to fund the increase in appropriation requirements of the Education Trust fund.

   Education Trust fund expenditures increased approximately $543 million or
9.4 percent. Most of the increase was to maintain full funding of the Basic Education Program ("BEP") formula, to fund the State's share of the group health insurance increase for local education agencies, and to provide first year funding of BEP reform ($337.9 million). BEP reform revises various provisions regarding the BEP formula, including requiring the State to provide 75 percent of the funds generated for instruction positions within the classroom component. In addition, appropriations to the college and university systems increased approximately $108.4 million to provide additional funding for operational support, equipment replacement funds for the technology centers, and start-up costs for a biofuels facility.

   Overall revenues and expenditures decreased $73 million and $81.8 million, respectively, for the highway fund. Expenditures and revenues decreased primarily as a result of a decrease in the availability of federal funds. More than $237 million of federal funds has been rescinded in the last three years. Over time, this reduction in the availability of federal funds resulted in fewer projects commencing.

   The total plan net assets of the pension trust funds were $31.6 billion, a decrease of approximately $731 million from the prior year. As a result of the decline in the performance of the financial markets, the pension trust funds incurred a net investment loss of $406 million.

   Debt Administration. In accordance with the Constitution, the State has the authority to issue general obligation debt that is backed by the full faith and credit of the State. The Legislature authorizes a certain amount of debt each year and the State Funding Board has oversight responsibility to issue the debt for capital projects. Capital spending is also authorized by the Legislature and the State Building Commission has oversight responsibility for all capital projects exceeding $100 thousand (for new construction) and maintenance to existing facilities. The State issues Commercial Paper as a short-term financing mechanism for capital purposes and the Commercial Paper is typically redeemed with long-term bonds. The State issued $150 million in tax-exempt general obligation bonds during the fiscal year to redeem commercial paper, which is used to finance capital projects on a short-term basis. Nearly two-thirds of the outstanding debt has been issued either for capital projects of two of the State's major Component Units -- University of Tennessee and Tennessee Board of Regents -- or provided to local governments as capital grants; assets acquired with this debt belong to those entities.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Tennessee are rated AA+ by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Tennessee issuers may be unrelated to the creditworthiness of obligations issued by the State of Tennessee, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Tennessee trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Tennessee trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Tennessee trust to pay interest on or principal of such bonds.

   Your Tennessee trust is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

   Texas Risk Factors

   General Economic Information. The Texas economy joined the nation in employment losses in 2009. Over the 12 months ending in December 2009, Texas lost 2.6 percent of its jobs. Texas' nonfarm employment totaled 10.4 million in December 2009, for a year-to-year decline of 276,000 jobs. After five years of Texas job growth averaging 2.5 percent per year, distressed national and international markets dragged the State into its first job decline since 2003.

   Although the 2.6 percent jobs loss in 2009 was the biggest hit to Texas employment since 1986, it was less extreme than the national employment picture, where the U.S. lost 3.1 percent of its jobs over the year. Among the ten most populous states, seven had job loss rates greater than 3 percent, with the largest being a 5.1 percent loss in Michigan.

   The relative advantage of the Texas economy over that of the nation has been long-standing. As an indicator that the State's economy was comparatively healthy, the U.S. Bureau of the Census ("Census Bureau") reported that Texas added more people (478,000) than any other state from July 1, 2008, to July 1, 2009. Texas ranked third in the rate of population growth, having a faster rate of growth than all states except the much less populous states of Utah and Wyoming, and had more than twice the net migration of any other state. According to Census Bureau estimates, Texas (with 8.1 percent of the U.S. population) accounted for 18.2 percent of the nation's total population growth during the year. Nearly one half of the population increase during the year (232,000) was from net migration.

   The State's 8.3 percent unemployment rate was well below the nation's unemployment rate of 10 percent. Texas had the lowest rate of unemployment among the ten largest states, with rates ranging from 8.3 percent in Texas to
14.6 percent in Michigan. The State's jobless rate rose from 5.6 percent in December 2008 to a 22-year peak of 8.3 percent in October and December 2009. The nation's unemployment rate increased from 7.4 percent in December 2008 to a peak of 10.2 percent in October 2009 and 10 percent in December 2009.

   In 2009, the nation experienced its worst recession since World War II. As the nation's real gross domestic product fell by 2.5 percent during the year, the State's real gross domestic product fell by 1.7 percent in 2009. This was the State's first decline in inflation-adjusted economic production since the mid-1980s. Weaker export markets and a downshift in the oil and natural gas industry led to job contraction in Texas. Recessions during the year in much of the world combined with a stronger dollar to wallop domestic markets and international export potential. In its position as the nation's largest exporting state, Texas accounted for one-seventh of total U.S. exports, so its estimated 19 percent drop in exports during 2009 was a major drag on the State economy, particularly as this loss coalesced with a marked weakness in energy, construction and goods manufacturing.

   Texas had its worst year in personal income improvements since the federal government has produced personal income estimates for states. During 2009, Texas posted a year-to-year nominal loss in total personal income for the first time in nearly 50 years of state reports.

   The Consumer Confidence Index, a monthly measure of the level of optimism consumers have in the economy produced by the Conference Board, is one positive indicator that State economy is in the early stages of a slow recovery. In March 2009, the monthly confidence index for the region containing Texas and its neighboring states fell to its lowest level on record. From March to December 2009, the index climbed by 25.3 points (55 percent), from its March low of 46.4 to 71.7 as 2009 ended. Even with this marked improvement during the year, the 2009 annual average of 68.3 points was well below its 1985 baseline level of 100 points and the lowest annual average since 1992. A deep fallout from lower employment levels, severely tight credit and serious losses in personal income kept consumers uncertain and comparatively pessimistic about the economy.

   Current Economic Information. Even in the midst of recession, some Texas industries expanded in 2009. The State's major goods-producing industries each lost employment during the year, but three of Texas' eight service-providing industries bucked the trend and added jobs. Of particular note was education and health services, which had a net gain of 60,400 jobs and expanded by 4.6 percent, due primarily to increased outpatient health care and social assistance services. Other industries that expanded included other services due to growth in religious, professional and civic services, and government, which responded to new service needs during the slow economy. In general, however, the contraction in goods-producing industries -- mining, construction and manufacturing -- far outstripped the service industries' job gains in 2009.

   Mining and logging, the industry that had buffered Texas from the national recession during most of 2008, experienced a 12.6 percent drop in employment from December 2008 to December 2009. The State's oil and natural gas sector benefited significantly from higher energy prices in 2008, promoting active oil and gas exploration and development. Oil prices fell sharply in late 2008, to a low of about $35 per barrel before recovering to nearly $80 per barrel as 2009 came to an end. With Texas serving as the headquarters for many companies in the oil and natural gas industry, mining's contribution to Texas personal income is more than five times the national share. Texas employment in the industry peaked at 240,200 jobs in December 2008. Because of a lag time between energy price changes and employment changes, industry employment sank as far as 201,800 jobs in August 2009, before firmer prices translated into a partial job recovery to 209,900 jobs by December 2009. The number of operating oil and natural gas drilling rigs in the State averaged 898 in 2008, but fell to an average of 432 in 2009, with the lowest point of 329 in June 2009 before an uptick to 470 by December 2009.

   The Texas construction industry had begun to lose jobs before mining, with a peak employment in April 2008 and continuing job losses through 2009. With the nation's mortgage woes and tight credit markets, the precipitous decline in housing construction nationally seeped into Texas as well. As the recession took hold in Texas, the focus of construction activity shifted from building single-family homes to the construction of utility systems, refineries and pipelines related to the State's oil and natural gas industry, as well as heavy engineering construction of multi-family residences and highways. As the economy sank deeper, double-digit percentage job losses were seen in all of the State's major construction sectors.

   According to data from the Texas A&M Real Estate Center, new single-family house building permits in Texas declined 15 percent in the 12 months ending in December 2009. The number of multi-family permits fell more precipitously, by nearly two-thirds (66 percent) over this period. Even with these losses during the year, Texas has fared better than many other states, mostly because of its relatively stable real estate prices.

   A national recession, weak international markets, anemic consumer spending and continued growth in productivity per worker coalesced and caused a 9.8 percent loss in manufacturing jobs during the 12 months ending in December 2009. Nearly all manufacturing sectors lost employment, although chemical manufacturing eked out a gain of 0.7 percent, with an increase of 500 jobs. Fabricated metal products had the greatest percentage job decline of any Texas sector, losing 24.5 percent during the year, for a 33,100 job loss. This sector was particularly hurt by a severe curtailment in the demand for oil and natural gas drilling rigs and equipment. Exports remain a hallmark of the State economy, but exporting manufacturers face recessionary economies in much of the world, choking off a potent source for manufacturing growth in the near future.

   During 2009, wage cuts, shorter working hours, the loss of home equity income and high debt burdens kept consumer spending lukewarm. With this anemic spending, Texas saw an 8.2 percent decline in sales tax collections during calendar year 2009. Motor vehicle sales retrenched even more, and although the federal Cash for Clunkers program stimulated some temporary sales, motor vehicle sales tax collections fell by nearly 21 percent in 2009.

   Fiscal Matters. The State operates on a fiscal year basis, which begins on September 1 and ends on August 31. The State's appropriation period is a biennium covering two fiscal years. During the 1987 session, the Legislature imposed uniform accounting and financial reporting procedures on all State agencies and provided that accounting for State agencies be in accordance with generally accepted accounting principles.

   Total assets of the State on Aug. 31, 2009, were $193.6 billion, a decrease of $17.2 billion or 8.2 percent. Total liabilities as of Aug. 31, 2009, were $62.7 billion, a decrease of $5.3 billion or 7.7 percent. Net assets were affected by a number of factors. Cash and cash equivalents fell $11.1 billion from fiscal year 2008 while investments decreased $10.9 billion. The decrease in cash and cash equivalents was partly due to spending down available balances as income resources diminished. The issuance of tax and revenue anticipation notes in fiscal 2008 were repaid in fiscal year 2009 as well. This also is the primary explanation for the $9.9 billion decrease in current liabilities from the reduction of this short-term debt. Investments decreased by $10.9 billion as financial markets weakened, and university contributions and various dedicated resources declined. Investments in capital assets, net of related debt, increased $1.8 billion from additions to the State's highway system and college and university building and building improvement projects. There was an increase in total bond debt of $3.9 billion as well, with increases to both general obligation and revenue bonds. The State's bonded indebtedness was $31.4 billion, which included new issuances of $5.6 billion in State bonds to finance new construction, housing, water conservation and other projects. Approximately $1.8 billion in bonded debt was retired or refunded. The net asset balance was $130.9 billion in fiscal 2009, a decrease of $11.9 billion or 8.4 percent. Of the State's net assets, $67.4 billion were invested in capital assets, net of related debt, while $51.4 billion were restricted by statute or other legal requirements and were not available to finance day-to-day operations of the State. Unrestricted net assets were $12.1 billion.

   The State earned program revenues of $59.8 billion and general revenues of $38.7 billion, for total revenues of $98.6 billion, a decrease of $748.7 million or 0.8 percent. The major components of this decrease were taxes, which had a decline of $5.5 billion and unrestricted investment earnings with a decline of $924.9 million. Operating grants and contributions, however, increased $5.3 billion, or 17.3 percent, in collections over the prior year. Increases totaling $7.5 billion in federal funding for hurricane disaster relief, unemployment assistance, Medicaid, nutrition assistance and from ARRA offset other declines.

   The expenses of the State were $109.2 billion, an increase of $12 billion or
12.3 percent. The expense fluctuations in governmental activities are largely attributable to the health and human services function and public safety function, due to increased funding for hurricane disaster relief, Medicaid, nutrition assistance and programs funded by the American Recovery and Reinvestment Act. In the business-type activities, unemployment benefit payments increased $3.4 billion. Colleges and universities expenses reported increases of $1.5 billion. As a result of expenses exceeding revenues, the State's total net assets decreased by $10.5 billion, a decrease of $12.6 billion from the previous year's increase of $2.1 billion.

   Debt. The State of Texas issues both General Obligation Bonds and Revenue Bonds. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution. Most revenue bonds are designed to be self-supporting from a primary revenue source related to the program financed.

   During fiscal 2009, the State's state agencies and universities issued $5.6 billion in State bonds to finance new construction, transportation, housing, water conservation and treatment and other projects. General obligation debt accounted for $2.6 billion of State bonds issued in fiscal 2009. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the State. The remaining $3 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired during the year were composed of $523.1 million in general obligation bonds and $622.1 million in revenue bonds. Also, $174.6 million in general obligation bonds and $408.7 million in revenue bonds were refunded. The total outstanding general obligation debt of the State after new issuances, retirements and refundings as of Aug. 31, 2009, was $12.7 billion. This represents an increase of $1.9 billion or 17.7 percent from fiscal 2008. An additional $12.1 billion of general obligation bonds have been authorized but have not been issued. Total revenue bonds outstanding were $18.8 billion, which is an increase of $2 billion or 11.7 percent from fiscal year 2008. The net increase of $1.2 billion for general obligation bonds are from issuances for the Texas mobility fund to finance highway projects in the State. The net increase of $1.9 billion for revenue bonds were from issuances of the State's universities for campus improvements or associated with refundings to take advantage of lower interest rates.

   Cash Management. Funds deposited in the State Treasury are pooled for investment purposes. The Treasury is authorized to invest in fully collateralized time deposits, obligations of the United States, obligations of various federal credit organizations, direct security repurchase agreements, reverse repurchase agreements, bankers' acceptances, commercial paper, and contracts written by the Comptroller which are commonly known as covered call options.

   The State's real gross domestic product in 2009 fell by 1.7 percent. This was the first decline in inflation-adjusted economic production since the mid-1980s. Recession throughout much of the world combined with a stronger dollar to hurt both domestic markets and international export potential. As the nation's largest exporting state, an estimated 19 percent drop in exports during 2009 was a major drag on the State's economy. Weaknesses in energy, construction and goods manufacturing contributed to the decline.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Texas are rated AA+ by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Texas trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Texas trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Texas trust to pay interest on or principal of such bonds.

   Your Texas trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

   Virginia Risk Factors

   Economic Outlook. In fiscal year 2009, the Commonwealth's economy was caught in the most severe economic downturn since the Great Depression of the 1930s.

   Employment. Virginia's nonfarm payroll employment fell by 55,300 or -1.5 percent in fiscal year 2009. The national growth rate in fiscal year 2009 fell even lower (-2.3 percent).

   Personal Income. Personal income is the broadest dollar measure of the Virginia economy that is currently available for the period under review. Developments in personal income have a strong bearing on State government revenues since collections from the individual income and other taxes are related directly or closely to personal income. In fiscal year 2009, Virginia personal income in current dollars grew by only 1.1 percent. This was slightly better than the 0.1 percent negative growth for the nation, but substantially less than in the four years before 2009. In fact, measured in both current and constant dollars, Virginia's personal income growth was lower in fiscal year 2009 than in any other fiscal year since fiscal year 1970, the first year that the Bureau of Economic Analysis published State quarterly income estimates -- the series used to develop fiscal year estimates of personal income.

   Government-wide Highlights. The primary government's assets exceeded its liabilities at June 30, 2009, by $16.3 billion. Net assets of governmental activities decreased by $1.3 billion and net assets of business-type activities decreased by $685.9 million. Component units reported a decrease in net assets of $1.6 billion from June 30, 2008.

   Fund Highlights. At the end of the fiscal year, the Commonwealth's governmental funds reported a combined ending fund balance of $2.75 billion, a decrease of $2 billion in comparison with the prior year. Of this total fund balance, $1.77 billion represents unreserved fund balance and the remaining $976 million represents amounts reserved for specific purposes, such as the Revenue Stabilization Fund. The enterprise funds reported net assets at June 30, 2009, of $216.6 million, a decrease of $685.6 million during the year.

   Debt. The Commonwealth is prohibited from issuing general obligation bonds for operating purposes. At the end of the fiscal year 2009, the Commonwealth had total debt outstanding of $29.5 billion, including total tax-supported debt of $9 billion and total debt not supported by taxes of $20.5 billion. Bonds backed by the full faith and credit of the government and tax-supported total $1.7 billion. Debt is considered tax supported if Commonwealth tax revenues are used or pledged for debt service payments. An additional $726.4 million is considered moral obligation debt which is not tax-supported. The Commonwealth has direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, the Commonwealth has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. The remainder of the Commonwealth's debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds). During fiscal year 2009, the Commonwealth issued $4.7 billion of new debt for various projects. $782.5 million of the new debt was for the primary government and $3.9 billion for the component units.

   Litigation. The Commonwealth is named as a party in legal proceedings and investigations that occur in the normal course of governmental operations, some involving substantial amounts. It is not possible to estimate the ultimate outcome or liability, if any, of the Commonwealth in respect to the various proceedings. It is, however, believed that any ultimate liability resulting from these suits or investigations will not have a material adverse effect on the financial condition of the Commonwealth.

   Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence.

   The Commonwealth also provides employee health, errors and omissions liability and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are reported in the Enterprise Funds.

   Ratings. As of May 2010, all outstanding general obligation bonds of the Commonwealth of Virginia are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Virginia issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Virginia, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Virginia trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Virginia trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Virginia trust to pay interest on or principal of such bonds.

   Your Virginia trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

   West Virginia Risk Factors

   Economic Conditions and Outlook. In 2009, West Virginia led the nation in personal income growth and the State ranked second overall in the most recent index of state economic momentum. Since 2005, 243 companies have located or expanded in West Virginia, investing more than $9 billion in the State.

   Because of this responsible management and forward-thinking budgeting, the West Virginia government has not been forced to implement employee furloughs, government shutdowns or increased taxes. To ensure proper funding of vital programs and services, in December 2009, Governor Manchin requested all spending entities to reduce their current General Revenue budgets by 3.4 percent. The other branches of State government (the Supreme Court and Legislature) voluntarily have reduced their spending, as well.

   Tourism in West Virginia has historically produced revenue for the State. In June of 2009, the new State Museum opened its doors, showcasing the State's proud heritage and culture. Within the first six months of operation, approximately 50,000 people visited the museum.

   As with most states, federal stimulus funding has enabled many projects to begin that might not have been feasible. West Virginia is a top state for putting stimulus dollars to work on their highways as well as on their water and sewer line expansion. 2009 is the 10th consecutive year that West Virginia budgeted State and federal funds in excess of $1 billion for their roadway system. During 2009, the State completed such projects including half of Corridor H, advanced sections of U.S. 35, Route 9, Route 10, the Coalfields Expressway, the Mon/Fayette Expressway, the King Coal Highway and the Fairmont Gateway Connector. More than 80 miles of four-lane highway are being constructed.

   Long-term Financial Planning and Relevant Financial Policies. By continuing to work efficiently by utilizing innovative methods, several initiatives have been established to allow the State to utilize its resources more effectively. In 2008, the Comprehensive Tax Modernization Group was reconvened and, upon its findings, the State will look at addressing lower taxation on commercial and industrial properties while considering the impact on local governments.

   The State is also progressing toward replacing the antiquated financial management system that was implemented in the early 1990s. A new enterprise resource planning system will allow the State to better track revenue and assets, payroll and payments. This system will provide the information the State needs to make timely and financially sound decisions. Substantial savings are expected with the implementation of this system, resulting in the consolidation of more than 60 individual automated systems throughout State government.

   The State of West Virginia is proud to have been selected as one of three states as part of the Pew Center on the States' State Lab Project, which strives to accelerate State improvements in targeted areas. In this year-long partnership, West Virginia receives intensive management support from Pew experts and advisors, along with a grant of $50,000. Each State project, included in the Pew's Management Lab, focuses on specific challenges to improve statewide results which will be shared with other states to spur government improvements nationwide. Responsible government will establish a new statewide planning and budgeting system to ensure the best return on the State's investments.

   Major Initiatives. In addition to the economy, the State is placing continued strong emphasis on energy and education. West Virginia ranks second in the nation in exporting electricity, and most of the coal and natural gas is exported out of State. The State's alternative and renewable energy portfolio requires one-fourth of the energy used in the State to come from alternative or renewable energy sources by the year 2025. This progressive law is benefiting the State of West Virginia. The State has more than 1,000 megawatts of wind power in service or in development, which equates to providing power to more than 250,000 homes. The State also has the third-largest wind capacity of any eastern state.

   The world's first successful carbon capture and sequestration project is at the American Electric Power's Mountaineer Power Plant in Mason County and an advanced pilot project is capturing carbon dioxide at the Dow Chemical Plant in South Charleston, West Virginia. A coal-to-liquids project in Mingo County that will use state-of-the-art cleaner coal technology is underway. This technology will enable West Virginia coal to be their primary energy source as they transition to the fuels of the future.

   To ignite the economic momentum of West Virginia, the State is strengthening its focus on education by moving forward on building or improving schools at a lower interest rate through the Qualified School Construction Bonds statewide. At the end of 2009, West Virginia had $540 million in ongoing school construction, the largest amount in the School Building Authority's history. A $78 million bond issue to improve the State's community and technical colleges has been completed.

   As a result of the challenging economic scenario throughout the nation, the State of West Virginia has maintained a strong stance in providing the necessary governmental programs and services, while demonstrating fiscal responsibility in its decision-making. The State has proved to be resilient through a difficult economic time by making sound decisions and implementing innovative planning strategies. Focusing in the future on such issues as health care, economic development, continued enhanced infrastructure, and education, West Virginia stands ready to address the challenges and opportunities of the future.

   Government-wide Financial Highlights. The assets of the primary government exceeded its liabilities at the close of fiscal year 2009 by $10 billion (reported as net assets). Governmental activities reported $10.1 billion in net assets (a $249 million increase, up 2.5 percent from last year, as restated), while the business type activities reported a deficit of $83.5 million, a $160 million decrease in the deficit.

   Fund Level Financial Highlights. At end of fiscal year 2009, the governmental funds reported a combined ending fund balance of $3.35 billion, a decrease of $111 million, or 3.21 percent lower than the prior year, as restated. The unreserved fund balance for the general fund was $767 million, or 10 percent, of total general fund expenditures. General Revenue surpluses allowed $11 million to be transferred to the Revenue Shortfall Reserve Fund (the "Rainy Day Fund"), down from the previous year by $6.6 million.

   Long-Term Debt. At year-end the State had $6.2 billion in bonds, capital leases, notes payable, claims and judgments, compensated absences, pension obligations, and other long-term obligations outstanding.

   The State's general obligation debt must be authorized by constitutional amendment. A proposed amendment must be approved by two-thirds of both the Senate and House of Delegates before it can be ratified or rejected by the voters. Once the amendment has voter approval, the Legislature must pass specific legislation authorizing the issuance of the general obligation debt. Revenue bonds are issued pursuant to specific statutory provisions enacted by the Legislature primarily for the purpose of financing capital construction. Neither the West Virginia Constitution nor its statutes establish a general limit on any type of debt, although certain agencies have debt limits in their specific Code sections.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of West Virginia are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local West Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of West Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your West Virginia trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your West Virginia trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your West Virginia trust to pay interest on or principal of such bonds.

   Your West Virginia trust is susceptible to political, economic or regulatory factors affecting issuers of West Virginia municipal obligations (the "West Virginia Municipal Obligations"). These include the possible adverse effects of certain West Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in West Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in West Virginia or contained in Official Statements for various West Virginia Municipal Obligations.

                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Unit Trusts, Municipal Series 547, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 26th day of May 2011.

Van Kampen Unit Trusts, Municipal Series 547
(Registrant)

By: Van Kampen Funds Inc.
(Depositor)

By: /s/ John F. Tierney
-----------------------
Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on May 26, 2011, by the following persons who constitute the principal officers and a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                                 TITLE

John S. Cooper                            Director and President

Steven Massoni                            Director and President

David A. Hartley                          Treasurer and Chief Financial Officer


                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)

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*    An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission as
     Exhibit 7.1 to the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Municipal Series 890 (File No. 333-165240) dated June 2, 2010.